As Filed with the Securities and Exchange Commission on April 17, 2001

                           Registration No. 333-81499
                               File No. 811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         POST -EFFECTIVE AMENDMENT NO. 2

                                       TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                        CUNA Mutual Life Variable Account
                              (Exact name of trust)


                       CUNA Mutual Life Insurance Company
                               (Name of depositor)

                                2000 Heritage Way
                               Waverly, Iowa 50677

          (Complete address of depositor's principal executive offices)

                             Kevin S. Thompson, Esq.
                       CUNA Mutual Life Insurance Company
                             5910 Mineral Point Road
                                Madison, WI 53705

                (Name and complete address of agent for service)

                                    Copy to:
                              David Goldstein, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2404

It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 2001 pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485 |_| on pursuant to paragraph (a)(i) of Rule 485

Title of Securities: Interest in the Seperate Account issued through Variable Life Insurance Policies.

The index to attached exhibits is found following the signature pages and consents after page II-4.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

  Item Number                       Caption in Prospectus

      1                      CUNA Mutual Life Insurance Company
      2                      CUNA Mutual Life Insurance Company
      3                      CUNA Mutual Life Insurance Company
      4                           Distribution of Policies
      5                        The Separate Account and The Funds
   6(a)                                Not Applicable
    (b)                                Not Applicable
      7                      CUNA Mutual Life Insurance Company
      8                        The Separate Account and The Funds
      9                              Legal Proceedings
     10                                  The Policy
     11                        The Separate Account and The Funds
     12                                Not Applicable
     13                            Charges and Deductions
     14                                  The Policy
     15                                  The Policy
     16                                  The Policy
     17                                Policy Values
     18                                  The Policy
     19                                  The Policy
     20                                Not Applicable
     21                                Not Applicable
     22                                Not Applicable
     23                                Not Applicable
     24                                Not Applicable
     25                      CUNA Mutual Life Insurance Company
     26                            Charges and Deductions
     27                      CUNA Mutual Life Insurance Company
     28     CUNA Mutual Life Insurance Company, Directors and Executive Officers
     29                      CUNA Mutual Life Insurance Company
     30                                Not Applicable
     31                                Not Applicable
     32                                Not Applicable
     33                                Not Applicable
     34                                Not Applicable
     35                           Distribution of Policies
     36                                Not Applicable
     37                                Not Applicable
     38                           Distribution of Policies
     39                           Distribution of Policies
     40                           Distribution of Policies
     41                           Distribution of Policies
     42                                Not Applicable
     43                                Not Applicable
     44                                  The Policy
     45                                Not Applicable
     46                                Policy Values
     47                                Not Applicable
     48                      CUNA Mutual Life Insurance Company
     49          CUNA Mutual Life Insurance Company, Charges and Deductions
     50                                Not Applicable
     51                CUNA Mutual Life Insurance Company, The Policy
     52                                Not Applicable
     53                      Federal Income Tax Considerations
     54                             Financial Statements
     55                                Not Applicable
     56                                Not Applicable
     57                                Not Applicable
     58                                Not Applicable
     59                             Financial Statements

PROSPECTUS                                                           May 1, 2001
================================================================================

                 Flexible Premium Variable Life Insurance Policy
                                    issued by
                       CUNA Mutual Life Insurance Company
                                     Through
                        CUNA Mutual Life Variable Account
                                2000 Heritage Way
                            Waverly, Iowa 50677-9202
                                 (800) 798-5500

================================================================================

This prospectus describes the MEMBERS Variable Universal Life II flexible premium variable life insurance policy ("Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Variable Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the insured.

This prospectus provides information that a prospective owner should know before investing. You should keep this prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate net premium and Policy Values to:

     o Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or
     o a Fixed Account, which credits a specified rate of interest.


A prospectus for each of the mutual funds available through the Separate Account accompanies this prospectus. Please read these documents before investing and save them for future reference.


The mutual funds available include:

o     Ultra Series Fund
      Money Market Fund
      Bond Fund
      Balanced Fund
      Growth and Income Stock Fund
      Capital Appreciation Stock Fund
      Mid-Cap Stock Fund

o     T. Rowe Price International Series, Inc.
      T. Rowe Price International Stock Portfolio

o     MFS(R) Variable Insurance TrustSM
      MFS Global Governments Series
      MFS Emerging Growth Series

o     Templeton Variable Insurance Products Trust
      Templeton Developing Markets Securities Fund - Class 2

o     Oppenheimer Variable Account Funds
      Oppenheimer High Income Fund/VA

An investment in the Separate Account is not a bank or credit union deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

Please refer to the "Risk Summary" section of this prospectus which describes certain risks associated with investing in a Policy.

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of Contents
================================================================================


Glossary..................................................1
Policy Summary............................................4
Risk Summary..............................................9
CUNA Mutual Life Insurance Company.......................11
     CUNA Mutual Life Insurance Company..................11
     The Fixed Account...................................12
The Separate Account and the Funds.......................12
     Ultra Series Fund...................................12
     T. Rowe Price International Series, Inc.............13
     MFS Variable Insurance Trust........................13
     Oppenheimer Variable Account Funds..................14
     Templeton Variable Insurance Products Trust.........14
     More Information About the Funds....................14
The Policy...............................................15
     Applying for a Policy...............................15
     Conditions for Policy Issue.........................15
     Policy Issue Date...................................15
     Temporary Insurance Agreement.......................15
     Right-to-Examine Period.............................16
     Flexibility of Premiums.............................16
     Allocation of Net Premiums..........................17
     Lapse...............................................17
     Reinstatement.......................................17
     Premiums to Prevent Lapse...........................17
     Basic Guarantee.....................................18
     Extended Guarantee..................................18
     Death Benefit Proceeds..............................18
     Change of Death Benefit Option......................19
     Change of Specified Amount..........................20
Policy Values............................................20
     Policy Value........................................20
     Transfer of Values..................................21
     Dollar Cost Averaging...............................21
     Automatic Personal Portfolio Rebalancing Service....22
     Other Types of Automatic Transfers..................22
     Surrender and Partial Withdrawals...................22
     Maturity............................................23
     Payment of Benefits/Settlement Options..............23
     Policy Loans........................................24
Charges and Deductions...................................25
     Fund Charges........................................25
     Premium Expense Charge..............................25
     Insurance Charges...................................25
     Mortality and Expense Risk Charge...................26
     Surrender Charges...................................26
     Transfer Fee........................................27
     Federal and State Income Taxes......................27
     Duplicate Policy Charge.............................27
     Change of Specified Amount Charge...................27
Other Policy Benefits and Provisions.....................27
     Owner, Beneficiary..................................27
     Our Right to Contest the Policy.....................27
     Right to Convert....................................28
     Transfer of Ownership...............................28
     Collateral Assignments..............................28
     Effect of Misstatement of Age or Gender.............28
     Suicide Exclusion...................................29
     Dividends...........................................29
     Suspension of Payments..............................29
     Accelerated Benefit Option..........................29
Riders and Endorsements..................................31
     Children's Insurance................................31
     Guaranteed Insurability.............................31
     Accidental Death Benefit............................31
     Other Insured.......................................31
     Waiver of Premium Disability........................31
     Executive Benefits Plan Endorsement.................31
Federal Income Tax Considerations........................32
CUNA Mutual Life Insurance Company Directors and
 Executive Officers......................................35
Additional Information...................................38
     Addition, Deletion Or Substitution Of Investments...38
     State Regulation....................................38
     Legal Proceedings...................................38
     Independent Accountants.............................39
     Actuarial Matters...................................39
     Registration Statement..............................39
     Distribution Of Policies............................39
Financial Statements.....................................39
Appendix A - Illustrations of Policy Values and Death
 Benefits................................................57
Appendix B - First Year Surrender Charges per $1,000 of
 Specified Amount........................................98
Appendix C - Death Benefit Percentage Factor.............100

Glossary
================================================================================

Accumulation Unit

A unit of measurement used to calculate Subaccount Value.

Attained Age

The insured's age on the most recent Policy Anniversary.

Basic Guarantee

Our guarantee that the Policy will not Lapse prior to the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

Basic Guarantee Premium

The amount of premium each Policy Year necessary to keep the Basic Guarantee in effect.

Beneficiary

The person(s) you select to receive the Death Benefit Proceeds under this Policy. You may designate primary, contingent and irrevocable Beneficiaries.

Cash Value

The Policy Value minus any applicable surrender charge.

Company (we, us, our)

CUNA Mutual Life Insurance Company.

Contingent Beneficiary

The person(s) you select to receive the Death Benefit Proceeds upon the death of the Insured if the primary Beneficiary is not living.

Death Benefit

The amount we pay to the Beneficiary under a Death Benefit Option before adjustments if the Insured dies while the Policy is In Force before the Maturity Date.

Death Benefit Option

One of two options that you may select for computation of the Death Benefit.

Death Benefit Proceeds

The amount we pay to the Beneficiary when we receive proof of the insured's death. It equals the Death Benefit on the date of the insured's death less the following adjustments: (1) any premium received after the date of death, (2) the amount of any Partial Withdrawals made after the date of death, (3) unpaid Monthly Deduction if death occurred during the Grace Period, and (4) any Loan Amount.

Extended Guarantee

Our guarantee that the Policy will not Lapse prior to the Insured's Attained Age 95.

Extended Guarantee Premium

The amount of premium each Policy Year necessary to keep the Extended Guarantee in effect.

Fixed Account

Part of the Company's General Account to which Net Premium may be allocated or Policy Value transferred.

Fixed Account Value

Policy Value in the Fixed Account.

Fund

Each investment portfolio of Ultra Series Fund or any other open-end management investment company or unit investment trust in which a Subaccount invests.

General Account

The assets of the Company other than those allocated to the Separate Account or another separate account of the Company.

Grace Period

The 61-day period during which you may pay Premiums to cover overdue (and other specified) Monthly Deductions and thereby prevent the Policy from Lapsing.

Home Office

The Company's office at 2000 Heritage Way, Waverly, Iowa 50677-9202.

In Force

Status of the Policy after the Policy Issue Date and prior to its termination by Lapse, Surrender or Maturity.

Initial Required Premium

The amount required on or prior to the policy issue date. The initial required premium is shown on the data page of your policy.


Insured

The person whose life is insured by this Policy.

Irrevocable Beneficiary

A Beneficiary who has certain rights that you can change only with his or her consent.

Lapse

Termination of the Policy at the expiration of the Grace Period while the Insured is still living before the Maturity Date.

Loan Account

A portion of the Company's General Account to which Variable Account Value or Fixed Account Value is transferred to provide collateral for any loan taken under the Policy.

Loan Account Value

Policy Value in the Loan Account.

Loan Amount

At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On a Policy Anniversary, the Loan Amount equals the Loan Account.

Maturity Date

The Policy Anniversary when the insured reaches Attained Age 95 (unless extended). This Policy terminates and life insurance coverage ends on the Maturity Date.

Monthly Deduction

The amount we deduct from the Policy Value each month. It includes the cost of insurance charge, the monthly administration charge, the monthly policy fee, and the cost of any riders.

Monthly Processing Day

The day each month as of which we determine the Monthly Deduction and deduct it from Policy Value. It is the same date each month as the Policy Issue Date. If the Monthly Processing Day is not a Valuation Day, then it is the next Valuation Day.

Net Amount At Risk

As of any Monthly Processing Day, the Death Benefit (discounted for the upcoming month) less the Policy Value (after deduction of the Monthly Deduction).

Net Premium

Any Premium less the premium expense charge.

Owner (You, Your)

The person entitled to exercise all rights as Owner of the Policy.

Planned Premium

The Premium payment selected by the Owner as a level amount that he or she plans to pay on a monthly, quarterly, semi-annual or annual basis over the life of the Policy.

Policy Anniversary

The same date in each Policy Year as the Policy Issue Date.

Policy Issue Date

The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy years, and Policy anniversaries from the Policy Issue Date.

Policy Value

The sum of the Variable Account Value, the Fixed Account Value and the Loan Account Value.

Policy Year

A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

Premium

Any payment you make under the Policy other than a loan repayment.

Right to Examine Period

The period when you may return the Policy and receive a refund. The length of the period varies by state. Your Policy's cover page shows the Right to Examine period.

Separate Account

CUNA Mutual Life Variable Account. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

Specified Amount

The dollar amount selected by the Owner and shown on the Policy data page that is used to determine the Death Benefit.

Subaccount

A subdivision of the Separate Account, the assets of which are invested in a corresponding Fund.

Subaccount Value

The Policy Value in a Subaccount.

Surrender Value

The Cash Value less any Loan Amount.

Valuation Day

For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

Valuation Period

The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

Variable Account Value

The sum of all Subaccount Values.

Written Request

A written notice or request in a form satisfactory to the Company and received at the Home Office. A written request includes a telephone or fax request made pursuant to the terms of an executed telephone or fax authorization on file at the Home Office.

You (Your)

The Owner.

Policy Summary
================================================================================
This summary describes important features of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

                               Premiums And Lapse

o The amount of your Policy's Specified Amount determines the amount of your Initial Required Premium. After you make the Initial Required Premium, you can pay subsequent premiums (minimum $50) at any time.

o You can elect to pay Planned Premiums but you are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. We do not accept any premiums after the Insured reaches Attained Age 95.

o We deduct a premium expense charge from each premium and credit the resulting amount to the Policy Value.

o Paying the Initial Required Premium will not necessarily keep your Policy In Force. Unless the Basic Guarantee or the Extended Guarantee is in effect, your Policy will enter a 61-day Grace Period if the Surrender Value is zero on a Monthly Processing day. Your Policy will terminate without value unless you pay sufficient Net Premium during the Grace Period. See Risk of Lapse; and Policy Lapse and Reinstatement.

o As long as your cumulative premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Extended Guarantee Premiums, your Policy will not enter the Grace Period until the Insured's Attained Age 95. As long as your cumulative premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Basic Guarantee Premiums, your Policy will not enter the Grace Period before the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

o Once we issue your Policy, the Right-to-Examine begins. You may return the Policy during this period and receive a refund. See Right-to-Examine Period.

                               Investment Options

Fixed Account:


      o You may place money in the Fixed Account where it earns interest at an annual rate of at least 4%. We may declare higher rates of interest, but are not obligated to do so. The Fixed Account may not be available in all states. The Fixed Account may not be available in all states.


Separate Account:

o You may allocate Net Premiums or transfer Policy Value to any of the 11 Subaccounts of the variable account. We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding fund. You could lose some or all of your money.

o Each Subaccount invests exclusively in one investment portfolio of a mutual fund (a "Fund"). The following Funds are available:

Ultra Series Fund
      Money Market Fund
      Bond Fund
      Balanced Fund
      Growth and Income Stock Fund
      Capital Appreciation Stock Fund
      Mid-Cap Stock Fund

T. Rowe Price International Series, Inc.
      T. Rowe Price International Stock Portfolio

MFS Variable Insurance Trust
      MFS Global Governments Series
      MFS Emerging Growth Series

Templeton Variable Insurance Products Trust
      Templeton Developing Markets Securities Fund (Class 2 Shares)

Oppenheimer Variable Account Funds
      Oppenheimer High Income Fund/VA

                                  Policy Value

o Policy Value is the sum of your amounts in the Subaccounts and the Fixed Account. Policy Value also includes amounts we hold in our General Account to secure any outstanding loans.

o Policy Value varies from Valuation Day to Valuation Day, depending on the investment experience of the Subaccounts you choose, the interest we credit to the Fixed Account, the charges we deduct, and any other transactions (such as transfers, partial withdrawals, and loans.)

o Policy Value is the starting point for calculating important values under the Policy, such as the Cash Value, the Surrender Value and the Death Benefit.

o We do not guarantee a minimum Policy Value. Your Policy may Lapse if you do not have sufficient Policy Value (minus any loan and accrued loan interest) to pay the Monthly Deduction on a Monthly Processing Day.


                              Death Benefit Options

o You must choose between two Death Benefit Options under the Policy. You may change Death Benefit Options at any time:

     Option 1 is a level Death Benefit through attained age 95 that is the greater of:

     the Specified Amount on the date of death; or

     the Policy Value on the date of death multiplied by the applicable Death Benefit percentage. Option 2 is a variable Death Benefit that is the greater of:

          the Specified Amount plus the Policy Value on the date of death; or

          the Policy Value on the date of death multiplied by the applicable Death Benefit percentage.

o You may select the Specified Amount which must be at least $50,000 ($25,000 for Insureds age 65 or over on the Policy Issue Date). You also may increase or decrease the Specified Amount, but you may not decrease it below $40,000 ($20,000 for Insureds age 65 or over.)

                             Charges and Deductions


o Premium Expense Charge: We may deduct up to 3.5% of each premium payment and credit the remaining net premium to your Policy Value.

o    Monthly Deduction:  Each month we deduct:

     o a cost of insurance charge for the Policy (varies by age, gender and other underwriting factors)

     o    charges for any riders

     o    a monthly Policy Fee of $6.00

     o a monthly administration charge of $0.0375 per month per $1,000 of Specified Amount during the first 10 Policy Years

o    Surrender and Partial Withdrawal Charges:

     o surrender: We deduct a surrender charge if the Policy is surrendered during the first 9 Policy Years or during the 9 year period following an increase in Specified Amount. This charge varies by age, gender, rating class and number of years you held the Policy.

     o partial withdrawal: We may deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn. We currently waive this fee.

o Mortality and Expense Risk Charge: We deduct a charge equal to 0.90% on an annual basis of the average daily net assets of the Separate Account.

o Fund Expenses: The Funds deduct investment advisory fees and other expenses from the amounts the Subaccounts invest in the Fund. These charges vary by Fund and range from 0.46% to 1.79% per year.

o    Other charges that the Company reserves the right to collect:

     o    A $30 fee for a duplicate copy of your Policy.

     o A charge of $100 for each increase in Specified Amount after the first increase in a Policy Year.

     o Transfer charge: a $10 fee for the 13th and each additional transfer in a Policy Year may be charged. We are currently waiving this fee.

                             Portfolio Expense Table


The following table shows the fees and expenses incurred by the Funds. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Funds for the fiscal year ended December 31, 2000. Future expenses of the Funds may be higher or lower than those shown. For more information on the fees and expenses described in this table, see the Funds' prospectuses which accompany this prospectus.


Annual Fund Operating Expenses (as a percentage of average net assets before fee waivers and expense reimbursements).


                    Portfolio                           Management                         Other Expenses       Total
                                                           Fees               12b-1                            Annual
                                                                               Fees                           Expenses
Ultra Money Market Fund                                   0.45%              None             0.01%             0.46%
Ultra Bond Fund                                           0.55%              None             0.01%             0.56%
Ultra Balanced Fund                                       0.70%              None             0.01%             0.71%
Ultra Growth and Income Stock Fund                        0.60%              None             0.01%             0.61%
Ultra Capital Appreciation Stock Fund                     0.80%              None             0.01%             0.81%
Ultra Mid-Cap Stock Fund                                  1.00%              None             0.01%             1.01%
T. Rowe Price International Stock Portfolio(1)            1.05%              None             0.00%             1.05%
MFS Global Governments Series                             0.75%              None             0.32%(2)(3)       1.07%
MFS Emerging Growth Series                                0.75%              None             0.10%             0.85%
Oppenheimer High Income Fund/VA                           0.74%              None             0.05%             0.79%
Templeton Developing Markets Securities Fund -            1.25%              0.31%            0.25%(4)          1.81%
Class 2

(1)  Management fees include operating expenses.

(2) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.84% for Emerging Growth Series and 0.90% for Global Governments Series.

(3) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for the Global Government Series.

(4) The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

                       Surrenders and Partial Withdrawals

o Surrender: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Surrender Value.

     o    Federal income taxes and a penalty tax apply to surrenders

o Partial Withdrawals: You may withdraw part of the Surrender Value using a Written Request, subject to the following rules.


     o    Federal   income  taxes  and  a  penalty  tax  may  apply  to  Partial
          Withdrawals;

     o A Partial Withdrawal reduces the Death Benefit by at least the amount withdrawn;

     o If Death Benefit Option 1 is in effect, Specified Amount is reduced by the dollar amount of a Partial Withdrawal. Surrender charges apply to a reduction in Specified Amount resulting from a Partial Withdrawal; and

     o We may deduct a processing fee for each Partial Withdrawal. We currently to waive this fee.

                                    Transfers

o    Each Policy Year, you may make:

     o    an unlimited number of transfers from the Subaccounts; and


     o    one  transfer  from  the  Fixed  Account.   We  currently  waive  this
          restriction.


o A transfer from the Fixed Account may be limited to 25% of Fixed Account Value. We currently waive this restriction.

o We may charge $10 for the 13th and each additional transfer during a Policy Year. We currently waive this fee.

                                      Loans

o You may borrow money from us using the Surrender Value of Your Policy as collateral. Loans may have tax consequences.

o To secure the loan, we transfer an amount of your Policy Value equal to the loan from the Separate Account and Fixed Account to the Loan Account.

o Policy Value in the Loan Account earns interest at the guaranteed minimum rate of 4% per year.

o We charge you a maximum interest rate of 6% per year on amounts that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy Year.

o You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums.

o Outstanding loans and accrued interest are deducted from the Death Benefit to arrive at the Death Benefit Proceeds (the amount payable to the Beneficiary upon the Insured's death).

Risk Summary
================================================================================

                                 Investment Risk


If you invest your Policy Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Policy Value will decrease. If you allocate Net Premiums or transfer Policy Value to the Fixed Account, we credit your Policy Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.


Because we continue to deduct charges from Policy Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy's Surrender Value may fall to zero. In that case, the Policy may Lapse. However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Policy Value, through Partial Withdrawals and loans.

                                  Risk of Lapse

Certain circumstances will cause your Policy to enter a Grace Period during which you must make a sufficient premium payment to keep your Policy In Force:

      o If your Policy's Surrender Value on a Monthly Processing Day is too low to cover the Monthly Deduction, and the Basic Guarantee and Extended Guarantee are not in effect, then the Policy will enter a 61-day Grace Period.

      o Notwithstanding the foregoing, the Policy will not enter a Grace Period if, prior to the later of (1) the 10th Policy Anniversary or, (2) the Insured's Attained Age 65, premiums less partial withdrawals and loans equal to the accumulated Basic Guarantee Premium for the period ending on that Monthly Processing Day have been paid.

      o Notwithstanding the foregoing, the Policy will not enter a Grace Period if, prior to the Insured's Attained Age 95, premiums less Partial Withdrawals and loans equal to the accumulated Extended Guarantee Premium for the period ending on that Monthly Processing Day have been paid.

Whenever your Policy enters a Grace Period if you do not make a sufficient premium payment before the Grace Period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. The premium payment required to keep your Policy In Force beyond the Grace Period is the amount sufficient to result in enough Net Premiums to cover unpaid Monthly Deduction plus two months of additional Monthly Deductions.

If your Policy Lapses, however, you may reinstate the Policy within five years from the date of Lapse, provided that you meet insurability requirements at that time and pay any additional required premiums.

                                    Tax Risks

We anticipate that the Policy will be considered a life insurance contract under federal income tax law, so that the Death Benefit Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance from tax authorities, it is uncertain whether Policies issued on a substandard basis would be considered life insurance contracts for this purpose.


Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then Partial Withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any Partial Withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on Partial Withdrawals, surrenders and loans taken before you reach age 59 1/2. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.


                            Partial Withdrawal Limits

The Policy permits you to take only two Partial Withdrawals in any Policy Year. A Partial Withdrawal reduces the Policy Value and Surrender Value, so it will increase the risk that the Policy will Lapse. It also increases the likelihood that either the Basic Guarantee or the Extended Guarantee will not remain in effect. A Partial Withdrawal also may have adverse tax consequences.

A Partial Withdrawal reduces the Death Benefit. If you selected the level Death Benefit (Option 1), then when you make a Partial Withdrawal, the Specified Amount is reduced by the amount of the Partial Withdrawal. If you selected the variable Death Benefit (Option 2), then when you make a Partial Withdrawal, the Death Benefit is reduced because the Policy Value is reduced.

                                   Loan Risks

A policy loan, whether or not repaid, will affect Policy Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Fixed Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Fixed Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Fixed Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Fixed Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate ranging from 4.0% to 6.0%.

A policy loan reduces the Death Benefit Proceeds and Surrender Value by the Loan Amount (the amount of the loan(s), plus any interest you owe on the loan(s)). As with Partial Withdrawals, loans reduce the Surrender Value of your Policy and therefore increase the likelihood that the Policy would Lapse or that the Basic Guarantee or the Extended Guarantee would not remain in effect.

                          Effects of Surrender Charges

The surrender charges under this Policy are significant, especially in the early Policy years. It is likely that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase this Policy only if you have the financial ability to keep it In Force at the initial Specified Amount for a substantial period of time.

Even if you do not surrender your Policy, surrender charges play a role in determining whether your Policy will Lapse. Surrender Value (that is, Policy Value minus any surrender charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a Grace Period, and possibly Lapse.

                    Comparison with Other Insurance Policies


ike fixed benefit life insurance, the Policy offers a minimum death benefit and provides a Policy Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Policy Value to the Subaccounts. The amount and duration of life insurance protection and of the Policy Value varies with the investment experience of the amounts you place in the Subaccounts. In addition, the Surrender Value always varies with the investment results of your selected Subaccounts.


As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

CUNA Mutual Life Insurance Company
================================================================================

CUNA Mutual Life Insurance Company

CUNA Mutual Life Insurance Company is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, we changed our name to "Century Life of America." On January 1, 1997, we changed our name to "CUNA Mutual Life Insurance Company."

On July 1, 1990, we entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of our directors are also directors of CUNA Mutual and many of our senior executive officers hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective owners retain their voting rights. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."


As of December 31, 2000, we had more than $5 billion in assets and $ 14.9 billion of life insurance In Force. Effective November 2000 and through the date of this Prospectus, A.M. Best rated us A (Excellent) for financial stability and operating performance. Effective October 2000 and through the date of this Prospectus, Fitch (formerly Duff & Phelps) rated us AA (Very Strong) for insurer financial strength. A from A.M. Best is the 3rd highest rating out of a possible
16. AA from Fitch is the 3rd highest rating out of a possible 22. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies review our ratings. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this Prospectus.


The objective of A.M. Best's rating system is to evaluate the factors affecting overall performance of an insurance company. They provide an opinion of a company's financial strength and ability to meet its contractual obligations relative to other companies in the industry. The evaluation includes both quantitative and qualitative analysis of a company's financial and operating performance.


Fitch (formerly Duff & Phelps Credit Rating Co.) rates insurance companies on their financial strength and capacity to meet senior obligations to policyholders. It bases these ratings on its assessment of the economic fundamentals of our principal lines of business, competitive position, management capability, regulatory solvency and our asset and liability management practices.

CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation also owns CUNA Brokerage Services, Inc. The Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.) (the investment adviser to the Ultra Series Fund).


The Fixed Account

The Fixed Account is part of the Company's General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all assets contributed to the Fixed Account. The Company guarantees that all Policy Value allocated to the Fixed Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Fixed Account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

The Separate Account and the Funds
================================================================================

We established the Separate Account on August 16, 1983. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We have the right to transfer to the General Account any assets of the Separate Account which are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of a Separate Account under the federal securities laws. Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.


We do not guarantee the investment experience of the Separate Account or of any Subaccount. Policy Value will vary daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Policy Value, such amounts are our general obligations and payable out of our general account.

Ultra Series Fund

The Ultra Series Fund is a fund with two classes of shares within each of six investment portfolios. Class C shares are offered to unaffiliated insurance company separate accounts and unaffiliated qualified retirement plans. Class Z shares are offered to CUNA Mutual Group affiliates separate accounts and qualified retirement plans. MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.) serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Currently, the Ultra Series Fund offers six Funds as investment options under the Policy.


Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable Net Asset Value of $1.00 per share.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years. It principally invests in securities of intermediate term maturities.

Balanced Fund. This Fund seeks a high total return through the combination of income and capital growth. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock and Growth and Income Stock Funds, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.

Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

Capital Appreciation Stock Fund. This Fund seeks long-term growth of capital. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.

Mid-Cap Stock Fund. This Fund seeks long-term capital appreciation by investing in mid-size and small companies. It pursues this objective by purchasing the common stock of generally smaller, less-developed issuers with valuations, fundamentals and/or prospects that are attractive to the investment adviser.

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


T. Rowe Price International, Inc. ("Price International") serves as the investment adviser to the T. Rowe Price International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of the T. Rowe Price International Series, Inc. Price International is the successor to Rowe Price-Fleming International, Inc., ("Price-Fleming") a joint venture with Robert Fleming Holdings, Ltd. founded in 1979. In 2000, Price-Fleming became wholly owned by T. Rowe Price Associates, Inc.


MFS Variable Insurance Trust

MFS Global Governments Series. This Fund seeks to provide income and capital appreciation.


MFS Emerging Growth Series. This Fund seeks to provide long-term growth of capital.


MFS Investment Management(R) ("MFS") serves as the investment adviser to the MFS Global Governments Series and MFS Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of the MFS Variable Insurance Trust. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) Financial Services Holdings, Inc. which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada.

Oppenheimer Variable Account Funds

Oppenheimer High Income Fund/VA. This Fund seeks a high level of current income from investments in high yield fixed-income securities. High Income Fund's investments include unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

Templeton Variable Insurance Products Trust


The Templeton Variable Insurance Products Trust is generally available as an underlying investment of the Separate Account in which this Contract invests.


Templeton Developing Markets Securities Fund. This Fund seeks long-term capital appreciation by investing primarily in emerging markets equity securities.

Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Securities Fund and manages its assets and makes its investment decisions. Templeton Asset Management Ltd. is a Singapore corporation wholly owned by Franklin Resources, Inc., a publicly owned U.S. company. Franklin Resources' principal shareholders are Charles B. Johnson and Rupert H. Johnson Jr.

More Information About the Funds

Availability of the Funds. The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Policy Value to the Subaccount investing in that Fund.

The Company has entered into agreements with the investment managers or advisers of several of the Funds under which the investment manager or adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company) in the Funds managed by that manager or adviser. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

Resolving Material Conflicts. Shares of the Funds, other than Ultra Series Fund, are sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus.

As with other Funds, Ultra Series Fund sells shares in "mixed funding" arrangements. In addition, it sells shares directly to qualified pension and retirement plans sponsored by CUNA Mutual Group. In the future, it is possible that Ultra Series Fund may sell shares in "shared funding" arrangements. As with other funds, in the event of material conflicts, the Company will consider what action may be appropriate, including removing an Ultra Series Fund Portfolio from the Separate Account or replacing it with another Portfolio or Fund. Certain risks associated with mixed funding and with the sale of shares to CUNA Mutual Group plans are disclosed in the Ultra Series Fund Statement of Additional Information.


Related Fund Performance. These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy may be very similar to the investment objectives and policies of other portfolios that are managed by the same investment adviser or manager. Nevertheless, the investment experience and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.


The Policy
================================================================================

Applying for a Policy

To purchase a Policy, you must complete an application and submit it to an authorized representative. You must also pay an Initial Required Premium as further described below. You must pay the Initial Required Premium during the lifetime of the Insured, on or before the Policy Issue Date. All premiums after the Initial Required Premium must be paid to the Home Office.

Conditions for Policy Issue

The minimum Specified Amount for this Policy is $50,000 ($25,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of Age. We require evidence of insurability satisfactory to us before issuing a Policy. In some cases, this evidence will include a medical examination.

Policy Issue Date

Full Insurance coverage under the Policy begins as of the Policy Issue Date. The Policy Issue Date is also used to determine Policy Anniversaries and Monthly Processing Days. If the Initial Required Premium is paid with the application, and, after underwriting is complete, the Policy is approved for issue at the Specified Amount applied for, then the Policy Issue Date is the Valuation Day as of which the Policy is approved. If the Initial Required Premium does not accompany the application or if the Policy is approved for issue at a Specified Amount other than that requested in the application, then the Policy Issue Date is approximately ten days after the Valuation Day as of which the Policy is approved.

Temporary Insurance Agreement

If the Initial Required Premium is paid with the application, the proposed Insured will be covered prior to the Policy Issue Date under a Temporary Insurance Agreement. For the period beginning on the Valuation Day that we receive the Initial Required Premium until all information necessary to complete underwriting is received, the coverage is 50% of the Specified Amount requested in the application up to $150,000. After that period, and until the Policy Issue Date, coverage under a Temporary Insurance Agreement is the Specified Amount requested in the application up to $300,000. No temporary insurance is available in connection with coverage that is normally available through riders to a Policy. The details of the Temporary Insurance Agreement are found in the Agreement which accompanies the Policy.

Right-to-Examine Period

You may cancel the Policy before the latest of the following three events:

     o    45 days after the date of the application.

     o 10 days after we have personally delivered or have sent the Policy and a Notice of Right of Withdrawal to you by first class mail. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)

     o 10 days after you receive the Policy. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)

To cancel the Policy, you must mail or deliver the Policy to the representative who sold it or to us at our Home Office. If you return the Policy, we will treat it as if it had not been issued. You will receive a refund equal to the premiums paid, unless state law requires a different result.

If there is an increase in Specified Amount and the increase is not the result of a change in death benefit option, you will be granted a right-to-examine period, with respect to the increase. You may request a cancellation of the increase during the right-to-examine period. You will then receive a refund (if actual payment was received) or a credit. A credit will be made to the Policy Value allocated among the Subaccounts and Fixed Account as if it were Net Premium, equal to all Insurance Charges attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form containing all necessary signatures. Net Premiums paid upon application of an increase in Specified Amount will be allocated to the Subaccounts and/or the Fixed Account and will not be refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any premium payments during the right-to-examine period for the increase.

Flexibility of Premiums

The Policy provides for a planned annual premium determined by you. You are not required, however, to pay premiums in accordance with the planned schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the Initial Required Premium at any time while the Policy is In Force.


If you want the Basic or Extended Guarantee to be in effect, the Initial Required Premium is at least one-sixth (1/6) of the Basic Guarantee Premium. If you do not choose to utilize the Basic Guarantee or Extended Guarantee, the Initial Required Premium is at least one-twelfth (1/12) of the Basic Guarantee Premium. The Basic Guarantee Premium is the sum of the expected first year charges plus the first year Surrender Charge and provides certain protections against Lapse. The Initial Required Premium for your policy is shown on the Policy's data page.


A higher level of premium, the Extended Guarantee Premium, will fund the Policy at the Extended Guarantee Level which provides protection against Lapse. The Extended Guarantee Premium equals the current guideline level premium as determined by the current Internal Revenue Code.

The Initial Required Premium, the Planned Premium, the Extended Guarantee Premium, and the Basic Guarantee Premium are shown on the data page of the Policy. We reserve the right to refuse any premium payment that is less than $50.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We reserve the right to refuse any premium or part of a premium which would increase the Death Benefit of the Policy by more than the amount of the premium.

Allocation of Net Premiums


You determine what percentages of the Net Premiums are allocated to each Subaccount and the Fixed Account. Any allocation to a Subaccount or the Fixed Account must be at least 1% of amount applied and only whole percentages are permitted.


Initial Required Premiums are allocated as follows:

If the Initial Required Premium is received before we issue the Policy, it is held in the company's general account until the Policy Issue Date. On the Policy Issue Date, the Net Premium is allocated to the Subaccounts and the Fixed Account. Allocations are made by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocation is changed by the Owner.

Lapse

If your Surrender Value on any Monthly Processing Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a Grace Period has begun under the Policy. If sufficient Net Premium is not paid during the Grace Period, the Policy will Lapse without value. The Net Premium required to terminate the Grace Period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions. If the Insured dies during the Grace Period, unpaid Monthly Deduction are deducted from the Death Benefit Proceeds.

Reinstatement

You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

     o You make a Written Request to reinstate the Policy within five years after the Lapse.

     o You provide satisfactory evidence of insurability (the Cost of Insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy).

     o You pay Net Premiums in an amount sufficient to cover unpaid Monthly Deduction due prior to the end of the Grace Period plus the anticipated amount of two Monthly Deductions.

     o You pay the amount of or reinstate any loan outstanding as of the date of Lapse.

The reinstatement will become effective immediately upon our approval of the reinstatement.

Premiums to Prevent Lapse

If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee provided you meet the requirements of that guarantee. The guarantees described may vary by state.


     a. Basic Guarantee: The Basic Guarantee is in effect if the total of your premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any Partial Withdrawals (including cash dividends) and loans taken to date, is at least equal to the Basic Guarantee Premium. The Basic Guarantee Premium requirement is equal to the total of all Basic Guarantee Premiums accumulated as of that Monthly Processing Day. This Basic Guarantee will remain in effect as long as you meet the premium requirements, and will continue until the later of: (1) the Insured's Attained Age 65; or (2) 10 years after the Policy Issue Date. The Basic Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you make a change to your Policy benefits or change how you fund your Policy, this amount will change and will affect the premium required for the Basic Guarantee. The Basic Guarantee only applies for the first five policy years in some states, including Florida, Maryland, Massachusetts, Pennsylvania, and Texas.

     b. Extended Guarantee: The Extended Guarantee is in effect if the total of your premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any Partial Withdrawals (including cash dividends) and loans taken to date, is at least equal to the Extended Guarantee Premium requirement. The Extended Guarantee Premium requirement is equal to the total amount of all Extended Guarantee Premiums accumulated as of that Monthly Processing Day. This Extended Guarantee will remain in effect as long as you meet the premium requirements, and will continue until the Insured's Attained Age 95. The Extended Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you make a change to your Policy benefits or change how you fund your Policy, this amount will change and will affect the premium required for the Extended Guarantee. The Extended Guarantee may not be available in all states. It is currently not available in Florida, Maryland, Massachusetts, Pennsylvania, and Texas.


You will be notified if the total of your net premiums are no longer sufficient to keep the Basic Guarantee or Extended Guarantee in effect. If the Basic or Extended Guarantee were previously in effect, you will have 61 days to pay us sufficient premium in order to keep the guarantee in effect.

During the guarantee period, a Monthly Deduction will continue to be deducted and may result in a Surrender Value of less than zero at the end of the period. If your Surrender Value is equal to or less than zero at the end of the guarantee period, we will mail a notice of impending termination to you at your last post office address known to us and your Grace Period will begin.

Death Benefit Proceeds

Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured's death, we will pay the Death Benefit Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Benefits Proceeds to you, if living, or to your estate.

We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options we consent to.

We will pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the insured's death, if required by law), until the date of payment. Interest will be paid at an annual rate that we determine.

During the Insured's lifetime, you may direct that the Death Benefit Proceeds be paid under one of the settlement options. We must receive the written consent of all Irrevocable Beneficiaries and assignees before the selection. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two death benefit options. Your selection will affect the Death Benefit, the Monthly Deduction, and the Policy Value. Under either option, Death Benefit Proceeds are equal to:

     o    The Death Benefit on the date of death; plus

     o    Any premiums received after date of death; minus

     o    Any Partial Withdrawals taken after the date of death; minus

     o    Any  insurance  charges due if the insured dies during a Grace Period;
          minus

     o    Any Loan Amount.

The Death Benefit, however, differs under the two options.


Under Option 1, the level Death Benefit through attained age 95 is the greater of:


     o    The Specified Amount.

     o The Policy Value on the insured's date of death multiplied by the Death Benefit Percentage Factor.

Under Option 2, the Death Benefit is the greater of:

     o    The Specified Amount plus the Policy Value on the date of death.

     o The Policy Value on the insured's date of death multiplied by the Death Benefit Percentage Factor.

The Death Benefit Percentage Factor is the ratio of Death Benefit to Policy Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Percentage Factor varies by Attained Age as shown in Appendix C. The Death Benefit Percentage Factor decreases from year to year as the Age of the Insured increases.

The illustrations in Appendix A show how the death benefit option affects Policy values. Illustrations 1, 2, 5, and 6 assume death benefit option 1 is in effect. Illustrations 3, 4, 7, and 8 assume death benefit option 2 is in effect.

Change of Death Benefit Option

You may change the death benefit option. The change will become effective as of the first Monthly Processing Day after a Written Request. We reserve the right to require evidence of insurability.

If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy Value on the effective date of the change. This change does not alter the amount of the Policy's death benefit at the time of the change, but does affect how the death benefit is determined from that point on. The death benefit will vary with Policy Value from that point on, unless the death benefit derived from application of the Death Benefit Percentage Factor applies. No change from death benefit option 1 to death benefit option 2 is allowed if the resulting Specified Amount would be less than $40,000 ($20,000 if Issue Age is 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy Value on the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect the determination of the Death Benefit from that point on. The Death Benefit as of the date of the change becomes the new Specified Amount and will remain at that level, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

Your insurance goals should determine the appropriate death benefit option. If you prefer to have favorable investment results and additional premiums reflected in the form of an increased death benefit, you should choose death benefit option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing Cash Values, you should choose death benefit option 1.

A change of death benefit option will also change the Cost of Insurance for the duration of the Policy. The Cost of Insurance on any Monthly Processing Day is equal to the Net Amount At Risk, multiplied by the Cost of Insurance rate. The Cost of Insurance rate is the same under both options, but the difference between Death Benefit and Policy Value varies inversely with Policy Value under option 1, but is constant under option 2, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

Change of Specified Amount

You may change the Specified Amount at any time after the first Policy year. If more than one increase is requested per Policy year, we may charge $100 for each increase after the first request. Changes must be requested in writing and are subject to the following conditions.

Decreases. After the decrease, the Specified Amount must be at least $40,000 ($20,000 for Issue Ages 65 and over). The decrease is effective as of the Monthly Processing Day coincident with or the next following day the request is received at the Home Office. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they become effective. A decrease does not result in reduced Surrender Charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The effective date of the increase will be shown on an endorsement to the Policy.

Because the Surrender Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Surrender Charge. However, no additional Surrender Charges will accrue for increases in Specified Amount due to a change from death benefit option 2 to death benefit option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Surrender Charge, an increase resulting from a change in Death Benefit Option 2 to Option 1, does not result in an increase in the Administrative Charge.

We reserve the right to require the payment of additional premiums in an amount equal to the Initial Required Premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase, as a condition of allowing an increase.

The rating class assigned to an increase in Specified Amount may result in the use of a Cost of Insurance rate different than the Cost of Insurance rate charged on the original Specified Amount.

Policy Values
================================================================================

Policy Value. The Policy Value is the sum of the Variable Account Value (itself the sum of the Subaccount Values), the Fixed Account Value and the Loan Account Value. Policy Value is determined as of the end of each Valuation Period. As a result, Policy Value increases whenever:

     o    Investment gains occur in any Subaccount.

     o    Interest  is  credited  to the  Policy for  amounts  held in the Fixed
          Account.

     o Interest is credited to the Policy for any Loan Amounts held in the Loan Account.

     o    Additional premiums are paid.

     o    Policy dividends are paid into the Subaccounts or Fixed Account.

Policy Value decreases whenever:

     o    Investment losses occur in any Subaccount.

     o    Monthly Deduction or service fees are paid.

     o    A Partial Withdrawal occurs.

Policy Value remains constant when:

     o    A Policy loan is either disbursed or repaid.

     o    Amounts are  transferred  between any  Subaccount or Fixed Account and
          the  Loan  Account,   or  when  amounts  are  transferred   among  the
          Subaccounts and the Fixed Account (exclusive of any transfer charge).

The Subaccount Value attributable to a Subaccount is equal to the number of Accumulation Units that the Policy has in each Subaccount, multiplied by the Accumulation Unit Value of that Subaccount. The Accumulation Unit Value of each Subaccount was set at $10 for the first Valuation Period. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next. The Accumulation Unit Value will vary between Subaccounts.

Transfer of Values

You may make the following transfers of Policy Value: 1) between Subaccounts at anytime 2) from a Subaccount to the Fixed Account at any time except for the six month period after a transfer out of the Fixed Account and 3) from the Fixed Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary. Only one transfer of up to 25% of the Fixed Account Value is allowed each Policy year. However, we currently waive these restrictions on transfers from the Fixed Account.

A transfer may be requested in writing or by an authorized telephone transaction. A written transfer request must be made on a form satisfactory to us and contain your original signature. The Written Request will take effect as of the day it is received at the Home Office. You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:

     o    Record calls requesting transfers.

     o Ask the caller questions in an attempt to determine if you are the caller.

     o    Transfer funds only to other Subaccounts and to the Fixed Account.

     o    Send a written confirmation of each transfer.


We also permit transfer requests by facsimile provided that we have an original signed fax authorization from you. We reserve the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all owners who have currently valid telephone and fax authorizations on file. Such discontinuance will become effective on the fifth Valuation Day following mailing of the notice by us. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing our home office.



If we use reasonable procedures and believe the instructions to be genuine, you are at risk of loss if someone gives unauthorized or fraudulent information to us.

The first twelve transfers in a Policy year are free. We may charge $10 for the thirteenth and each additional transfer in a Policy year. We are currently waiving this fee.

A request to transfer Subaccount Values to other Subaccounts and/or the Fixed Account or from the Fixed Account to one or more Subaccounts which is received before 3:00 p.m. Central Standard Time will take effect as of the day it is received. Transfer requests received after that time are processed as of the following Valuation Day. All transfers requested on the same Valuation Day are considered one transfer for purposes of the transfer fee.

We further reserve the right to restrict the ability to transfer Policy Value among Subaccounts and/or the Fixed Account if we believe such action is necessary to maintain the tax status of the Policies.

Dollar Cost Averaging

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per Accumulation Unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.


The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Money Market Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages.


Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Policy Value in the Money Market Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Money Market Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the twelve free transfers in a Policy Year. We reserve the right to discontinue offering dollar-cost averaging at any time and for any reason.

Automatic Personal Portfolio Rebalancing Service


If elected at the time of the application or requested at any time by Written Request, you may instruct us to automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Policy Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Policy Value among the Subaccounts. The percentage allocations must be in whole percentages and must be at least 1% per allocation. You may start and stop automatic Policy Value rebalancing at any time and may specify any percentage allocation of Policy Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If you elect automatic Policy Value rebalancing without specifying percentage allocation(s), we will allocate Policy Value in accordance with your currently effective premium payment allocation schedule.) There is no additional charge for using Policy Value rebalancing. If the owner does not specify a frequency for rebalancing, we will rebalance quarterly.


Other Types of Automatic Transfers

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Policy Value from one Subaccount to another. Such automatic transfer amounts may be requested on the following basis: (1) as a specified dollar amount; (2) as a specified number of accumulation units; (3) as a specified percent of Policy Value in a particular Subaccount, or (4) in an amount equal to the excess of a Specified Amount of Policy Value in a particular Subaccount.


The minimum automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Policy Value in the Subaccount from which the transfers are being made is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions you have given us. We will notify you when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. We reserve the right to discontinue offering automatic transfers at any time and for any reason.


Surrender and Partial Withdrawals

Policy Surrender. You may Surrender the Policy for its Surrender Value. You must obtain the written consent of all assignees or Irrevocable Beneficiaries before a surrender. We may require the return of the Policy.

Surrender of the Policy is effective as of the date we receive a Written Request for surrender. The Policy and all insurance terminate upon surrender.


Partial Withdrawal. You may make Partial Withdrawals by Written Request. Written consent of all assignees or irrevocable beneficiaries must be obtained prior to any Partial Withdrawal. An amount up to the Policy Surrender Value, less two months of insurance charges, may be taken as a Partial Withdrawal. Partial Withdrawals will be effective as of the date we receive your Written Request. A Partial Withdrawal request for the Surrender Value will be considered a surrender of the Policy.


You may specify the accounts from which the Partial Withdrawal, including the service fee, will be deducted. If any account value is insufficient, or if you do not specify the accounts, the amount will be deducted pro rata from the remaining accounts.

If death benefit Option 1 is in effect at the time of a Partial Withdrawal, the Specified Amount will be reduced by the amount of the Partial Withdrawal, including the amount of the service fee. If death benefit Option 2 is in effect at the time of a Partial Withdrawal, Specified Amount will not change. We reserve the right to decline a Partial Withdrawal request if the remaining Specified Amount would be below the minimum Specified Amount necessary to issue a new Policy. If the Death Benefit derived from application of the Death Benefit Percentage Factor applies, the effect of a Partial Withdrawal on the monthly Cost of Insurance and Death Benefit is somewhat different. The Death Benefit is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

Cash dividend payments are included as Partial Withdrawals when determining whether the Basic and Extended Premium Guarantees are in effect.

Payment is generally made within seven days of the surrender or Partial Withdrawal date.

Maturity

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date, and you will receive maturity proceeds equal to the Surrender Value as of that date, unless the maturity date has been extended, as allowed by state law. The tax consequences associated with continuing the Policy beyond the Insured's 100th birthday are uncertain and a tax advisor should be consulted.

Payment of Benefits/Settlement Options

Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

         1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, or the total amount deposited is less than $2,500, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

         2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period not less than 5 or more than 30 years. If the original payee dies before payments have been made for the chosen number of years; a.) payments will be continued for the remainder of the period to the successor payee; or b.) the present value of the remaining payments, computed at the interest rate used to create the Option 2 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.)

         3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee or the successor payee may receive the present value of the remaining payments computed at the interest rate for this option.

         4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options described above.

Policy Loans


General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 90% of the Cash Value of the Policy as of the date of the loan.

Interest. We charge interest on amounts that you borrow. The interest rate charged is a maximum of 6% and is an effective annual rate compounded annually on the Policy Anniversary. Interest is charged in arrears from the date of the loan and is due from you on each Policy Anniversary for the prior Policy Year. If you do not pay the interest when due, the amount of the interest is added to the outstanding Loan Amount. Thus, unpaid interest is charged interest during the ensuing Policy Year. For Policies in the 11th Policy Year or later, we charge a preferred effective annual interest rate up to 4.5% on amounts borrowed. We may charge interest at lower rates from time to time.


We credit Loan Account Value with interest at an effective annual rate of 4%. On each Policy Anniversary, interest earned on Loan Account Value since the preceding Anniversary is transferred to the Subaccounts and the Fixed Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. When we make a loan to you, we transfer an amount of Policy Value sufficient to secure the loan out of the Subaccounts and the Fixed Account and into the Loan Account. You may specify how this transferred Policy Value is allocated from among the Subaccount Values and the Fixed Account Value. If you do not specify the allocation, we make the allocation based on the proportion that each Subaccount Value and the Fixed Account Value bear to the Policy Value as of the date that the transfer is made. If unpaid interest is due from you on a Policy Anniversary it is added to the Loan Amount. Policy Value in the amount of the interest also is transferred to the Loan Account as of that Anniversary. The Policy Value transferred in connection with unpaid interest is allocated on the same basis as other Policy Value transferred to the Loan Account.

Loan Account Value is recalculated when interest is added to the Loan Amount, a loan repayment is made, or a new loan is made under Policy.

Non-Payment Of Policy Loans. If Loan Account Value exceeds Cash Value, then you must make either a loan repayment or a Net Premium payment sufficient to raise the Cash Value or lower the Loan Account Value so that Cash Value exceeds the Loan Account Value. We will send you and any assignee of record a notice indicating the amount that must be paid. If payment is not received at the Home Office within 30 days of the notice being mailed, the Grace Period will begin. (See "Lapse") If the Grace Period expires without the payment being made, then the Policy Lapses.


Loan Repayment. You may repay a loan or repay any part of a loan at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. Upon repayment of any part of a loan, Loan Account Value in an amount equal to the payment is transferred to the Subaccounts and the Fixed Account as of the date that the payment is received by us. Unless you specify otherwise, the amount transferred is allocated among or between the Subaccounts and the Fixed Account in accordance with your allocation instructions for Net Premium Payments in effect at that time.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Values because the investment results of the Subaccounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Surrender Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax and a 10% federal penalty tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a MEC-defined term, loans may be currently taxable and subject to a 10% federal penalty tax.


Charges and Deductions
================================================================================

Fund Charges. Charges made by the Funds are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus.

Premium Expense Charge. We make a deduction from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the data page of the Policy.

Monthly Deduction. The Monthly Deduction due on each Monthly Processing Day will be the sum of:

         o  The Cost of Insurance for that month; plus

         o  The Policy Fee; plus

         o  The Administrative Fee; plus

         o The cost of any additional benefits provided by rider, if any.

The Monthly Deduction is collected by redeeming the number of Accumulation Units (or fraction of Accumulation Units) in Subaccounts (and/or withdrawing values from the Fixed Account) in an amount equal to the Monthly Deduction.


Cost of Insurance. The Cost of Insurance ("COI") ranges up to The Cost of Insurance ("COI") ranges up to $224 per $1000 (for age 95 male standard tobacco). The COI rate for the Policy will be determined by the Insured's Attained Age, gender, tobacco status, and rating class. COI rate charges will depend on our expectations as to future mortality experience. Tobacco User rates are determined based on Age, gender, and duration. Higher rates are charged if we determine that for some reason the Insured is a higher mortality risk. The Tobacco User and Non-Tobacco User rates are further classified as either preferred or standard based on underwriting guidelines and principles. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, we may charge less than these rates. While not guaranteeing to do so, we intend to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables.

The COI is determined by multiplying the COI rate by the Net Amount At Risk for a Policy. Under death benefit option 2, the Net Amount At Risk is always the Specified Amount. Under death benefit option 1, the Net Amount At Risk is the Specified Amount less the Policy Value. For a Policy where there has been an increase in Specified Amount, the COI rate applicable to the initial Specified Amount is usually different from that for the increase. Likewise, there is a Net Amount At Risk associated with the initial Specified Amount and the increase. The Net Amount At Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount At Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Policy Value is first used to offset the initial Specified Amount, and any Policy Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.


Policy Fee. The Policy Fee is $6 per month. It is a fee we charge to compensate for some of the administrative expenses associated with the Policy. The fee cannot be increased.


Administrative Charge. We assess a monthly administrative charge at an annual rate of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. The charge increases if the Specified Amount increases, in proportion to the amount of increase. The charge does not decrease in the event of a Specified Amount decrease. This charge is only charged during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase. An administrative charge of $300 may be assessed if an owner elects to receive an accelerated benefit while terminally ill.


The Administrative Charge, together with the Policy Fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

Mortality and Expense Risk Charge. We daily deduct a mortality and expense risk charge of .00002466% of the Policy's Variable Account Value, which is equal on an annual basis to 0.9%. The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense will be greater than what we expected. We have primary responsibility for all administration for the Policy, the Separate Account and the Fixed Account. Such administration includes, among other things, Policy issuance, underwriting, maintenance of Policy records, Policy service, and all accounting, reserves calculations, regulatory and reporting requirements, and audit of the Separate Account. If proceeds from this charge are not needed to cover mortality and expense risks, we may use proceeds to finance distribution of the Policies or for any other lawful purpose.

Surrender Charges. To reimburse us for sales expenses and Policy issue expenses, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct Surrender Charges from the proceeds in the event of a complete surrender of the Policy during the first nine years. If the Policy is not surrendered in the first nine years there is no charge. A chart showing the percentage of Surrender Charges remaining at the beginning of Policy years 2 through 9 is shown below.

The Surrender Charges vary by the Age of Insured, gender, and rating class. For a 35-year-old male Non-Tobacco User, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male Non-Tobacco User, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix B.

The Surrender Charges decrease annually after the first year. The percentage of the Surrender Charges remaining in each Policy year is:

          Beginning                      Percentage of
         Policy Year              Surrender Charges Remaining
         -----------              ---------------------------
             2                               95%
             3                               90%
             4                               85%
             5                               75%
             6                               65%
             7                               50%
             8                               35%
             9                               20%
            10+                               0%

Transfer Fee. Currently, we allow an unlimited number of transfers in each Policy year without charge. After twelve transfers in any given Policy year, we may deduct $10 per transfer from the amount transferred.

Federal and State Income Taxes. Other than Premium Expense no charges are currently made against the Separate Account and/or Fixed Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Fixed Account to pay such taxes.

Duplicate Policy Charge. You can obtain a certification of your Policy at no charge. There will be a $30 charge for a duplicate Policy.

Increase of Specified Amount Charge. We may assess a $100 charge for each increase in Specified Amount after the first in a Policy year.

We currently intend to waive certain fees as stated above. We, however, reserve the right to reinstate the fees and charges in the future.

Other Policy Benefits and Provisions
================================================================================

Owner, Beneficiary

You are the person who purchases the Policy and is named in the application. You may be other than the Insured.

You may name one or more Beneficiaries in the application. Beneficiaries may be classified as primary or contingent. If no primary Beneficiary survives the Insured, payment will be made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Assignees and Irrevocable Beneficiaries must be obtained before a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

Our Right to Contest the Policy

We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

Right to Convert

You may convert this Policy to a fixed policy during the first 24 months after the Policy Issue Date. It may be converted to a fixed policy by transferring, without charge, the value in the Subaccounts to the Fixed Account unless state law requires or allows otherwise. If you do so, future payments will be allocated to the Fixed Account, unless you specify otherwise. The conversion will become effective when we receive your Written Request.

Transfer of Ownership

You may transfer ownership of the Policy. The written consent of all assignees and Irrevocable Beneficiaries must be obtained before the transfer. The request to transfer must be in writing and filed at the Home Office. The transfer will take effect as of the date the notice was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.

We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before receiving the Written Request for transfer.

Collateral Assignments

You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership.

Effect of Misstatement of Age or Gender

For a Policy based on male or female cost of insurance rates (see data page for basis), if the insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

         a. If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the insured's correct age and gender.

         b. If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the insured's correct age and gender beginning on the next Monthly Processing Day.

For a Policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

         a. If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the insured's correct age.

         b. If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the insured's correct age beginning on the next Monthly Processing Day.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the Policy Issue Date, our liability is limited to an amount equal to the Policy Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

Dividends

While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends paid into the Subaccounts and the Fixed Account as Net Premiums or to have dividends paid in cash. If no option is selected, the dividends will be paid into Subaccounts and/or Fixed Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.70% of the Policy Value at the end of the Policy year. For each Policy year 21 and after we project annual dividends equal to 1.10% of the Policy Value at the end of the Policy year. These dividends are not guaranteed. They are reflected in Illustrations 1, 3, 5, and 7 of Appendix A.

Suspension of Payments

For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or Partial Withdrawal, or take a Policy loan when:

     1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

     2.   During   periods  when  trading  on  the  Exchange  is  restricted  as determined by the SEC.

     3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

     4. During any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Fixed Account, the payment of full or Partial Withdrawal proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive proof of death.

Accelerated Benefit Option

We will advance up to 50% of a Policy's eligible death benefit, subject to a $250,000 maximum per Insured, if we receive satisfactory proof that the Insured is terminally ill and if you elect to receive an accelerated payment of the death benefit. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. Policy Value is excluded from the calculation of the eligible death benefit. If you elect to receive an accelerated benefit, we will assess an administrative charge (of no more than $300) and will deduct interest on the amount being accelerated. As a result, the amount payable to the Beneficiary at death is reduced by an amount greater than the amount you receive as an accelerated benefit. The accelerated benefit is available only in states which have approved the Endorsement and may vary from state to state. The tax consequences of accelerated benefits is uncertain and a tax advisor should be consulted.

Reports To Owners. We will confirm any of the following within seven days:

         o The receipt of any Net Premium (except premiums received before Policy Issue Date or by preauthorized check).

         o The receipt of any instructions to change allocation of Net Premiums.

         o Any transfer between Subaccounts; any loan, interest repayment, or loan repayment; any Partial Withdrawal; any return of premium necessary to comply with applicable maximum premium limitations.

         o Any   restoration   to  Policy  Value   following   exercise  of  the
           right-to-examine privilege for an increase in Specified Amount.

         o Exercise of the right-to-examine privilege.

         o An exchange of the Policy or increase in Specified Amount.


         o Surrender of the Policy.


         o Payment of Death Benefit Proceeds.

We will also mail to you, at your last known address of record, a report containing such information as may be required by any applicable law or regulation, and a statement for the Policy year showing all transactions previously confirmed and any credit to the Separate Account of interest on amounts held in the Loan Account.

Voting Rights. We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which it has not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which it has received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that it is allowed to vote the shares in its own right, it may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Policy Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the funds. Each owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a fund without regard to voting instructions from owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a fund, or investment objectives of a fund, or to approve or disapprove an investment advisory contract for a fund. In addition, we may, under certain circumstances, vote shares of a fund without regard to voting instructions from owners in favor of changes initiated by owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

Riders and Endorsements
================================================================================

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We reserve the right to stop offering the riders mentioned below and to offer additional riders.

Children's Insurance. The rider provides level term insurance to Children of the Insured up to the earlier of Age 23 of the child or Age 65 for the Insured. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies before termination of this rider, the coverage on each child becomes paid-up term insurance to Age 23. This rider may be converted to a new Policy without evidence of insurability on each Insured child's 23rd birthday or at Age 65 of the person insured under the Policy to which the rider is attached, if sooner.

Guaranteed Insurability. The rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard or preferred risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

Accidental Death Benefit. The rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

Other Insured. This rider provides additional level term insurance. The "other Insured" could be the Insured (except in states where it is not allowed by law) or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit.

Waiver of Premium Disability. This rider provides that, during the Insured's total disability, we will waive Monthly Deduction for administrative and life insurance costs or Basic Guarantee Premium, if greater. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

Executive Benefits Plan Endorsement. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the Surrender Charges on the Policy to which it is attached subject to the following conditions:

     1. The Policy is surrendered and the proceeds are used to fund a new Policy provided through CUNA Mutual Life Insurance Company or an affiliate.

     2.   The Policy is owned by a business or trust.

     3.   The new Policy is owned by the same entity.

     4. The insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended).

     5. The insured under the new contract is also a selected manager or highly compensated employee.

     6. We receive an application for the new contract (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two contract (Policy) years, we reserve the right to charge a fee to offset expenses incurred where allowed by state law. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

Federal Income Tax Considerations
================================================================================

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard premium class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an owner to allocate premium payments and Policy Value and the narrow investment objective of certain Funds, have not been explicitly addressed in published rulings. While we believe that the Policies do not give you investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent you from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

Federal,  state  and  local  transfer,  estate,   inheritance,   and  other  tax
consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and Partial Withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and Partial Withdrawals.

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the your and your beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the 10th Policy Anniversary is less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's death benefit option or face amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement.


(See page 29 for more information regarding the Endorsement.)


Special Rules for Pension and Profit-Sharing Plans

If a Policy is  purchased  by a  pension  or  profit-sharing  plan,  or  similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount At Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

Business Uses of the Policy


Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax.



Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

The Company's Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Expense Charges). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

CUNA Mutual Life Insurance Company Directors and Executive Officers
================================================================================

Name                                                            Occupation
Directors
James C. Barbre                      1994-Present               ACT Technologies, Inc.
                                                                President/Chief Operating Officer
                                     1985-1993                  Self-employed consultant in carpet
                                                                Manufacturing and distribution in Dalton, GA

Robert W. Bream                      1991-Present               United Airlines Employees Credit Union
                                                                President/Chief Executive Officer

James L. Bryan                       1974-Present               Texans Credit Union
                                                                President/Chief Executive Officer

Loretta M. Burd                      1987-Present               Centra Credit Union
                                                                President/Chief Executive Officer


Ralph B. Canterbury                  2000                       Retired
                                     1965-2000                  US Airways Federal Credit Union
                                                                President


Rudolf J. Hanley                     1982-Present               Orange County Teachers Federal Credit Union
                                                                President/Chief Executive Officer

Jerald R. Hinrichs                   1990-Present               Hinrichs & Associates
                                                                Insurance Marketing Consultants
                                                                Owner/President

Michael B. Kitchen                   1995-Present               CUNA Mutual Life Insurance Company*
                                                                President and Chief Executive Officer
                                     1992-1995                  The CUMIS Group Limited
                                                                President/Chief Executive Officer

Brian L. McDonnell                   1977-Present               Navy Federal Credit Union
                                                                President/Chief Executive Officer

C. Alan Peppers                      1992-Present               Denver Public Schools Credit Union
                                                                President/Chief Executive Officer


Omer K. Reed                         1997-Present               Pentegra Dental Group, Inc.
                                                                Chairman of the Board
                                     1959-1997                  Self-employed dentist


Neil A. Springer                     1994-Present               Springer & Associates, L.L.C.
                                                                Managing Director
                                     1992-1994                  Slayton International, Inc.
                                                                    Senior Vice President

Farouk D.G. Wang                     1987-Present               University of Hawaii at Manoa
                                                                Director of Buildings and Grounds Management

Larry T. Wilson                      1974-Present               Coastal Federal Credit Union
                                                                President/Chief Executive Officer

Executive Officers

Wayne A. Benson                      1997 - Present             CUNA Mutual Life Insurance Company*
                                                                Chief Officer - Sales and Marketing


Larry H. Blanchard                   1996-Present               CUNA Mutual Life Insurance Company
                                                                Senior Vice President - Communications and Public
                                                                Relations


Michael S. Daubs                     1973-Present               CUNA Mutual Life Insurance Company*
                                                                Chief Officer - Investments
                                                                MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
                                                                President

James M. Greaney                     1998-Present               CUNA Mutual Life Insurance Company*
                                                                Chief Officer - Credit Union Enterprise

Jeffrey D. Holley                    1999-Present               CUNA Mutual Life Insurance Company
                                                                Chief Financial Officer

Steven Haroldson                     1999-Present               CUNA Mutual Life Insurance Company
                                                                Chief Technology Officer


Michael B. Kitchen                   1995-Present               CUNA Mutual Life Insurance Company*
                                                                President and Chief Executive Officer
                                     1992-1995                  The CUMIS Group Limited
                                                                President and Chief Executive Officer


Reid A. Koenig                       1999-Present               CUNA Mutual Life Insurance Company
                                                                Chief Officer - Operations
                                     1994-Present               Vice President - Members Services



Daniel E. Meylink, Sr.               1983-Present               CUNA Mutual Life Insurance Company*
                                                                Chief Officer - Members Enterprise


Faye A. Patzner                      1999-Present               CUNA Mutual Life Insurance Company
                                                                Senior Vice President and General Counsel

    *We entered into a permanent affiliation with the CUNA Mutual on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual. The most recent position has been given for those persons who have held more than one position with the Company or CUNA Mutual Insurance Society during the last five year period. Each person has business addresses at both 2000 Heritage Way, Waverly, Iowa 50677-9202, and 5910 Mineral Point Road, Madison, Wisconsin 53705-4456.

Additional Information
================================================================================

Addition, Deletion, Or Substitution Of Investments

We reserve the right, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.


We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.


In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also Surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

State Regulation

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.

Legal Proceedings

We, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

Independent Accountants


The financial statements for 2000 and 1999 included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, independent accountants, and upon the authority of said firm as experts in accounting and auditing. The financial statements for fiscal year ended December 31, 1998 have been audited by other auditors.


Actuarial Matters

Actuarial matters included in this prospectus have been examined by Scott Allen, FSA, MAAA Product Manager Variable Products, CUNA Mutual Life Insurance Company, Waverly, Iowa, as stated in the opinion filed as an exhibit to the Registration Statement.

Registration Statement

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

Distribution Of Policies

Questions regarding the Policy should be directed to CUNA Brokerage Services, Inc., Office of Supervisory Jurisdiction, 2000 Heritage Way, Waverly, Iowa, 50677-9202, (800) 798-5500, (319) 352-4090. Its IRS employer identification number is 39-1437257. CUNA Brokerage Services, Inc. is wholly-owned by CUNA Mutual Investment Corporation which in turn is wholly-owned by CUNA Mutual. CUNA Brokerage Services, Inc., 5910 Mineral Point Road, Madison, Wisconsin, 53705-4456, the principal underwriter for the Policy is a broker/dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. CUNA Mutual Life Insurance Company, the issuer of the Policy, entered into a permanent affiliation with CUNA Mutual on July 1, 1990. The Policies will be sold through registered representatives who will be paid first-year and renewal commissions for their services.

We may pay sales commissions to broker-dealers up to an amount equal to 8.5% of the total premiums paid under the Policy. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. We may also pay other distribution expenses such as agents' insurance and pension benefits, agency expense allowances, and overhead attributable to distribution. In addition, we may from time to time pay or allow additional promotional incentives in the form of cash or other compensation. These distribution expenses do not result in any additional charges under the Contracts that are not described under CHARGES AND DEDUCTIONS.

Financial Statements
================================================================================


Our financial statements are immediately following the financial statements of the Separate Account. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy and should not be considered as bearing on the investment experience of the Separate Account.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                              Financial Statements
                                December 31, 2000
                       (with Independent Auditor's Report)

                         CUNA MUTUAL LIFE VARIABLE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2000

                                                                                                                        Capital
                                          Money                                                    Growth and        Appreciation
                                         Market               Bond              Balanced          Income Stock           Stock
Assets:                                Subaccount          Subaccount          Subaccount          Subaccount         Subaccount
Investments in Ultra Series Fund:
   (note 2)

Money Market Fund,
   7,324,893 shares at net asset
   value of $1.00 per share
   (cost $7,324,893)                    $7,324,893         $        --       $         --       $          --        $         --

Bond Fund,
   411,407 shares at net asset
   value of $10.15 per share
   (cost $4,269,359)                            --           4,177,196                 --                  --                  --

Balanced Fund,
   3,878,284 shares at net asset
   value of $20.45 per share
   (cost $60,239,910)                           --                  --         79,307,881                  --                  --

Growth and Income Stock Fund,
   3,141,759 shares at net asset
   value of $33.41 per share
   (cost $70,119,363)                           --                  --                 --         104,973,049

Capital Appreciation Stock Fund,
   1,883,824 shares at net asset
   value of $26.39 per share
   (cost $33,612,489)                           --                  --                 --                  --          49,720,419
                                        ----------          ----------        -----------         -----------         -----------
     Total assets                        7,324,893           4,177,196         79,307,881         104,973,049          49,720,419
                                        ----------          ----------        -----------         -----------         -----------

Liabilities:
Accrued adverse mortality and
   expense charges                           5,134               2,970             56,340              74,042              35,331
                                        ----------          ----------        -----------         -----------         -----------
     Total liabilities                       5,134               2,970             56,340              74,042              35,331
                                        ----------          ----------        -----------         -----------         -----------
     Net assets                         $7,319,759          $4,174,226        $79,251,541        $104,899,007         $49,685,088
                                        ==========          ==========        ===========         ===========         ===========

Policyowners Equity:
    Net Assets: Type 1                  $3,919,922         $4,022,613        $77,147,784        $101,650,022         $47,823,905
    Outstanding units: Type 1 (note 5)     186,629            135,177          1,518,716           1,240,154           1,462,722
    Net asset value per unit: Type 1        $21.00             $29.76              $50.80             $81.96              $32.70
                                        ==========          ==========        ===========         ===========         ===========

    Net Assets: Type 2                  $3,399,837           $151,613         $2,103,757          $3,248,985          $1,861,183
    Outstanding units: Type 2 (note 5)     323,794             14,143            202,479             322,640             173,456
    Net asset value per unit: Type 2        $10.50             $10.72             $10.39              $10.07              $10.73
                                        ==========          ==========        ===========         ===========         ===========


See accompanying notes to financial statements.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Assets and Liabilities, continued
                                December 31, 2000

                                         Mid-Cap       International      Global          Emerging          High          Developing
                                          Stock            Stock        Governments        Growth          Income           Markets
Assets:                                Subaccount       Subaccount      Subaccount       Subaccount      Subaccount       Subaccount
Investments in Ultra Series Fund:
   (note 2)

Mid-Cap Stock Fund,
   52,173 shares at net asset
   value of $13.77 per share
   (cost $659,446)                        $718,453    $         --       $       --   $          --       $       --       $     --

Investments in T. Rowe Price
International Series, Inc.:
   International Stock Portfolio,
   611,600 shares at net asset
   value of $15.07 per share
   (cost $8,888,023)                            --       9,216,815               --              --               --             --

Investments in MFS(R) Variable Insurance TrustSM:

   Global Governments Series,
   62,939 shares at net asset
   value of $10.01 per share
   (cost $640,337)                              --              --          630,022              --               --             --

Investments in MFS(R) Variable Insurance TrustSM:

   Emerging Growth Series,
   559,838 shares at net asset
   value of $28.84 per share
   (cost $13,537,569)                           --              --               --      16,145,730               --             --

Investments in Oppenheimer
Variable Account Funds:

   High Income Fund/VA,
   11,046 shares at net asset
   value of $9.27 per share
   (cost $103,033)                              --              --               --              --          102,392             --

Investments in Franklin Templeton
Variable Insurance Products Trust:
   Developing Markets Securities,
   15,414 shares at net asset value
   of $5.22 per share (cost $89,078)          --              --               --              --               --          80,461
                                       ----------      ----------       ----------      ----------        ---------       ---------
     Total assets                         718,453       9,216,815          630,022      16,145,730          102,392         80,461
                                       ----------      ----------       ----------      ----------        ---------       ---------

Liabilities:
Accrued adverse mortality and
   expense charges                            472           6,524              450          11,488               70             54
                                       ----------      ----------       ----------      ----------        ---------       ---------
     Total liabilities                        472           6,524              450          11,488               70             54
                                       ----------      ----------       ----------      ----------        ---------       ---------
     Net assets                          $717,981      $9,210,291         $629,572     $16,134,242         $102,322        $80,407
                                       ==========      ==========       ==========      ==========        =========       =========

Policyowners Equity:
    Net Assets: Type 1                         --     $8,734,447         $617,104     $14,930,301                --             --
    Outstanding units: Type 1 (note 5)         --        573,250           49,919         658,727                --             --
    Net asset value per unit: Type 1           --         $15.24           $12.36          $22.67                --             --
                                       ==========      ==========       ==========      ==========        =========       =========

    Net Assets: Type 2                  $717,981        $475,844           $12,468     $1,203,941         $102,322         $80,407
    Outstanding units: Type 2 (note 5)    56,283           51,610           1,200         121,365           10,699          11,337
    Net asset value per unit: Type 2      $12.76           $9.22           $10.39           $9.92            $9.56           $7.09
                                       ==========      ==========       ==========      ==========        =========       =========


See accompanying notes to financial statements.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                            Statements of Operations
                  Years Ended December 31, 2000, 1999 and 1998

                                                MONEY MARKET SUBACCOUNT                            TREASURY 2000 SUBACCOUNT

Investment income (loss):              2000              1999             1998              2000             1999             1998
  Dividend income                   $304,451          $156,541          $123,985         $332,309          $105,875        $106,291
  Adverse mortality and
   expense charges (note 3)          (45,966)          (29,935)          (22,312)         (14,558)          (16,680)        (15,826)
                                   ---------         ---------         ---------       ----------        ----------       ---------
Net investment income (loss)         258,485           126,606           101,673          317,751            89,195          90,465
                                   ---------         ---------         ---------       ----------        ----------       ---------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions
   received                               --                --                --               --                --              --
   Proceeds from sale of
   securities                      9,041,724         4,009,628         2,979,908        2,070,440                --              --
   Cost of securities sold        (9,041,724)       (4,009,628)       (2,979,908)      (2,070,440)               --              --
                                   ---------         ---------         ---------       ----------        ----------       ---------
Net realized gain (loss) on
   security transactions                  --                --                --               --                --              --
  Net change in unrealized
   appreciation or depreciation
   on investments                         --                --                --         (170,740)          (49,994)         21,682
                                   ---------         ---------         ---------       ----------        ----------       ---------
Net gain (loss) on investments            --                --                --         (170,740)          (49,994)         21,682
                                   ---------         ---------         ---------       ----------        ----------       ---------
Net increase (decrease) in net
   assets resulting from
   operations                       $258,485          $126,606          $101,673         $147,011           $39,201        $112,147
                                   =========         =========         =========       ==========        ==========       =========


                                                    BOND SUBACCOUNT                                   BALANCED SUBACCOUNT

Investment income (loss):              2000              1999             1998              2000             1999             1998

  Dividend income                   $267,073          $223,032          $196,337       $2,539,793        $1,995,000      $1,934,712
  Adverse mortality and expense
   charges (note 3)                  (34,525)          (34,792)          (30,006)        (709,346)         (675,563)       (577,128)
                                   ---------         ---------         ---------        ---------         ---------       ---------
Net investment income (loss)         232,548           188,240           166,331        1,830,447         1,319,437       1,357,584
                                   ---------         ---------         ---------        ---------         ---------       ---------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions
   received                               --                57             2,477          422,244         1,743,848           3,744
   Proceeds from sale of
   securities                        748,321           585,790           441,318        8,177,082         6,404,678       4,012,722
   Cost of securities sold          (767,487)         (583,986)         (426,398)      (6,052,432)       (4,654,847)     (3,159,159)
                                   ---------         ---------         ---------        ---------         ---------       ---------
Net realized gain (loss) on
   security transactions             (19,166)            1,861            17,397        2,546,894         3,493,679         857,307
  Net change in unrealized
   appreciation or depreciation
   on investments                     58,875          (197,060)          (14,556)      (2,132,200)        4,544,788       5,340,950
                                   ---------         ---------         ---------        ---------         ---------       ---------
Net gain (loss) on investments        39,709          (195,199)            2,841          414,694         8,038,467       6,198,257
                                   ---------         ---------         ---------        ---------         ---------       ---------
Net increase (decrease) in net
   assets resulting from
   operations                       $272,257           ($6,959)         $169,172       $2,245,141        $9,357,904      $7,555,841
                                   =========         =========         =========        =========         =========       =========

See accompanying notes to financial statements.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Operations, continued
                  Years Ended December 31, 2000, 1999 and 1998

                                          GROWTH AND INCOME STOCK SUBACCOUNT                 CAPITAL APPRECIATION STOCK SUBACCOUNT

Investment income (loss):              2000              1999             1998              2000             1999             1998

Dividend income                   $1,033,586          $916,870          $869,525          $38,004           $33,412         $88,433
 Adverse mortality and expense
 charges (note 3)                   (944,513)         (870,409)         (691,564)        (422,423)         (328,898)       (259,874)
                                    --------         ---------         ---------        ---------          --------        --------
Net investment income (loss)          89,073            46,461           177,961         (384,419)         (295,486)       (171,441)
                                    --------         ---------         ---------        ---------          --------        --------
Realized and  unrealized  gain
  (loss) on  investments:
  Realized  gain (loss) on security
  transactions:

Capital gain distributions received  377,334         6,072,033         3,106,051          493,012         3,266,215         769,968
Proceeds from sale of securities   6,777,413         4,764,654         3,497,748        2,711,862         2,779,984       1,770,807
Cost of securities sold           (4,340,887)       (2,809,713)       (2,160,207)      (1,774,342)       (1,731,081)     (1,192,638)
                                   ---------         ---------         ---------        ---------         ---------       ---------
Net realized gain (loss) on
 security transactions             2,813,860         8,026,974         4,443,592        1,430,532         4,315,118       1,348,137
Net change in unrealized
 appreciation or depreciation on
 investments                      (3,022,365)        6,432,344         7,377,335          428,664         4,111,612       4,151,868
                                  ----------        ----------        ----------        ---------         ---------       ---------
Net gain (loss) on investments      (208,505)       14,459,318        11,820,927        1,859,196         8,426,730       5,500,005
                                  ----------        ----------        ----------        ---------         ---------       ---------
Net increase (decrease) in net
 assets resulting from
 operations                        ($119,432)      $14,505,779       $11,998,888       $1,474,777        $8,131,244      $5,328,564
                                  ==========        ==========        ==========        =========         =========       =========


                                               MID-CAP STOCK SUBACCOUNT                         INTERNATIONAL STOCK SUBACCOUNT

Investment income (loss):              2000              1999*                              2000             1999             1998
  Dividend income                       $885                $1                            $58,791           $30,258         $90,596
  Adverse mortality and expense
charges (note 3)                      (2,249)               (1)                           (84,273)          (58,716)        (47,908)
                                     -------           -------                          ---------         ---------        --------
Net investment income (loss)          (1,364)               --                            (25,482)          (28,458)         42,688
                                     -------           -------                          ---------         ---------        --------
Realized and  unrealized  gain
  (loss) on  investments:
  Realized  gain (loss) on security
  transactions:

Capital gain distributions received       77                78                            282,195            95,097              --
Proceeds from sale of securities     102,647                14                            495,284           648,203         491,409
Cost of securities sold              (98,501)              (14)                          (337,597)         (619,493)       (442,671)
                                     -------           -------                          ---------         ---------        --------
Net realized gain (loss) on
 security transactions                 4,223                78                            439,882           123,807          48,738
Net change in unrealized appreciation
or depreciation on investments        58,894               113                         (2,340,401)        1,926,801         608,851
                                     -------           -------                          ---------         ---------        --------
Net gain (loss) on investments        63,117               191                         (1,900,519)        2,050,608         657,589
                                     -------           -------                          ---------         ---------        --------
Net increase (decrease) in net
 assets resulting from
 operations                          $61,753              $191                        ($1,926,001)       $2,022,150        $700,277
                                     =======           =======                          =========         =========        ========


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Operations, continued
                  Years ended December 31, 2000, 1999 and 1998

                                             GLOBAL GOVERNMENTS SUBACCOUNT                        EMERGING GROWTH SUBACCOUNT

Investment income (loss):              2000              1999             1998              2000             1999             1998
Dividend income                      $29,675           $35,810            $8,821       $       --        $       --         $45,309
 Adverse mortality and expense
 charges (note 3)                     (5,498)           (6,651)           (6,487)        (156,570)          (81,732)        (48,583)
                                    --------          --------           -------        ---------          --------        --------
Net investment income (loss)          24,177            29,159             2,334         (156,570)          (81,732)         (3,274)
                                    --------          --------           -------        ---------          --------        --------
Realized and  unrealized  gain
  (loss) on  investments:
  Realized  gain (loss) on security
  transactions:

Capital gain distributions received       --                --                --          921,643                --              --
Proceeds from sale of securities      72,159           289,685            92,387        1,699,368           841,070         448,520
Cost of securities sold              (75,045)         (289,946)          (90,661)      (1,096,592)         (590,062)       (373,845)
                                    --------          --------           -------        ---------          --------        --------
Net realized gain (loss) on
 security transactions                (2,886)             (261)            1,726        1,524,419           251,008          74,675
Net change in unrealized
 appreciation or depreciation
 on investments                        3,290           (57,288)           44,633       (5,430,518)        6,126,859       1,524,641
                                    --------          --------           -------        ---------          --------
Net gain (loss) on investments           404           (57,549)           46,359       (3,906,099)        6,377,867       1,599,316
                                    --------          --------           -------        ---------         ---------       ---------
Net increase (decrease) in net
 assets resulting from
 operations                          $24,581          ($28,390)          $48,693      ($4,062,669)       $6,296,135      $1,596,042
                                    ========          ========           =======        =========         =========       =========


                                                HIGH INCOME SUBACCOUNT                           DEVELOPING MARKETS SUBACCOUNT

Investment income (loss):              2000              1999*                              2000             1999*
  Dividend income                       $236         $      --                                $59         $      --
  Adverse mortality and expense
charges (note 3)                        (313)               --                               (369)               --
                                     -------           -------                            -------           -------
Net investment income (loss)             (77)               --                               (310)               --
                                     -------           -------                            -------           -------
Realized and unrealized gain
  (loss) on  investments:
  Realized  gain (loss) on security
  transactions:

Capital gain distributions received       --                --                                 --                --
Proceeds from sale of securities      47,952                --                             42,680                --
Cost of securities sold              (50,050)               --                            (51,281)               --
                                     -------           -------                            -------           -------
Net realized gain (loss) on security
transactions                          (2,098)               --                             (8,601)               --
Net change in unrealized appreciation
or depreciation on investments          (644)                3                             (8,672)               55
                                     -------           -------                            -------           -------
Net gain (loss) on investments        (2,742)                3                            (17,273)               55
                                     -------           -------                            -------           -------
Net increase (decrease) in net
 assets resulting from operations    ($2,819)               $3                           ($17,583)              $55
                                     =======           =======                            =======           =======


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Changes in Net Assets
                  Years ended December 31, 2000, 1999 and 1998

                                                MONEY MARKET SUBACCOUNT                            TREASURY 2000 SUBACCOUNT

Operations:                            2000              1999             1998              2000             1999             1998
  Net investment income (loss)      $258,485          $126,606          $101,673         $317,751           $89,195         $90,465
  Net realized gain (loss) on
   security transactions                  --                --                --               --                --              --
  Net change in unrealized
   appreciation
   or depreciation on investments         --                --                --         (170,740)          (49,994)         21,682
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
    operations                       258,485           126,606           101,673          147,011            39,201         112,147
                                  ----------        ----------        ----------       ----------        ----------      ----------
Capital unit transactions (note 5):

Proceeds from sale of units       13,577,729         5,200,600         4,485,112           23,039           371,536         447,349
  Cost of units repurchased      (10,928,652)       (4,530,276)       (3,592,636)      (2,070,395)         (344,910)       (424,204)
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
   capital unit transactions       2,649,077           670,324           892,476       (2,047,356)           26,626          23,145
                                  ----------        ----------        ----------       ----------        ----------      ----------
Increase (decrease) in net assets  2,907,562           796,930           994,149       (1,900,345)           65,827         135,292
Net assets:
  Beginning of period              4,412,197         3,615,267         2,621,118        1,900,345         1,834,518       1,699,226
                                  ----------        ----------        ----------       ----------        ----------      ----------
  End of period                   $7,319,759        $4,412,197        $3,615,267      $        --        $1,900,345      $1,834,518
                                  ==========        ==========        ==========       ==========        ==========      ==========


                                                    BOND SUBACCOUNT                                   BALANCED SUBACCOUNT

Operations:                            2000              1999             1998              2000             1999             1998

  Net investment income (loss)      $232,548          $188,240          $166,331       $1,830,447        $1,319,437      $1,357,584
  Net realized gain (loss) on
   security transactions             (19,166)            1,861            17,397        2,546,894         3,493,679         857,307
  Net change in unrealized
   appreciation or depreciation
   on investments                     58,875          (197,060)          (14,556)      (2,132,200)        4,544,788       5,340,950
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
    operations                       272,257            (6,959)          169,172        2,245,141         9,357,904       7,555,841
                                  ----------        ----------        ----------       ----------        ----------      ----------

Capital unit transactions (note 5):

  Proceeds from sale of units        984,884         1,186,455         1,182,649       12,269,234        14,839,213      10,811,007
  Cost of units repurchased         (960,704)         (918,722)         (772,448)     (14,010,392)      (14,209,808)    (10,309,524)
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
   capital unit transactions          24,180           267,733           410,201       (1,741,158)          629,405         501,483
                                  ----------        ----------        ----------       ----------        ----------      ----------
Increase (decrease) in net assets    296,437           260,774           579,373          503,983         9,987,309       8,057,324
Net assets:
  Beginning of period              3,877,789         3,617,015         3,037,642       78,747,558        68,760,249      60,702,925
                                  ----------        ----------        ----------       ----------        ----------      ----------
  End of period                   $4,174,226        $3,877,789        $3,617,015      $79,251,541       $78,747,558     $68,760,249
                                  ==========        ==========        ==========       ==========        ==========      ==========


See accompanying notes to financial statements.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Changes in Net Assets, continued
                  Years ended December 31, 2000, 1999 and 1998

                                          GROWTH AND INCOME STOCK SUBACCOUNT                    CAPITAL APPRECIATION SUBACCOUNT

Operations:                            2000              1999             1998              2000             1999             1998
  Net investment income (loss)       $89,073           $46,461          $177,961        ($384,419)        ($295,486)      ($171,441)
  Net realized gain (loss) on
   security transactions           2,813,860         8,026,974         4,443,592        1,430,532         4,315,118       1,348,137
  Net change in unrealized
   appreciation or depreciation
   on investments                 (3,022,365)        6,432,344         7,377,335          428,664         4,111,612       4,151,868
                                 -----------       -----------        ----------       ----------        ----------      ----------
   Change in net assets from
    operations                      (119,432)       14,505,779        11,998,888        1,474,777         8,131,244       5,328,564
                                 -----------       -----------        ----------       ----------        ----------      ----------
Capital unit transactions (note 5):

  Proceeds from sale of units     17,856,770        17,312,510        15,135,142       13,180,893         7,912,873       7,807,048
  Cost of units repurchased      (15,159,431)      (14,188,868)      (11,770,989)      (7,182,551)       (6,897,886)     (5,420,620)
                                 -----------       -----------        ----------       ----------        ----------      ----------
   Change in net assets from
   capital unit transactions       2,697,339         3,123,642         3,364,153        5,998,342         1,014,987       2,386,428
                                 -----------       -----------        ----------       ----------        ----------      ----------
Increase (decrease) in net assets  2,577,907        17,629,421        15,363,041        7,473,119         9,146,231       7,714,992
Net assets:
  Beginning of period            102,321,100        84,691,679        69,328,638       42,211,969        33,065,738      25,350,746
                                 -----------       -----------        ----------       ----------        ----------      ----------
  End of period                 $104,899,007      $102,321,100       $84,691,679      $49,685,088       $42,211,969     $33,065,738
                                 ===========       ===========        ==========       ==========        ==========      ==========


                                               MID-CAP STOCK SUBACCOUNT                         INTERNATIONAL STOCK SUBACCOUNT

Operations:                            2000              1999*                              2000             1999             1998
  Net investment income (loss)       ($1,364)           $   --                           ($25,482)         ($28,458)        $42,688
  Net realized gain (loss) on
   security transactions               4,223                78                            439,882           123,807          48,738
  Net change in unrealized
   appreciation or depreciation
   on investments                     58,894               113                         (2,340,401)        1,926,801         608,851
                                    --------           -------                         ----------         ---------       ---------
   Change in net assets from
    operations                        61,753               191                         (1,926,001)        2,022,150         700,277
                                    --------           -------                         ----------         ---------       ---------
Capital unit transactions (note 5):

  Proceeds from sale of units        704,374             4,450                          4,215,595         1,876,821       1,897,345
  Cost of units repurchased          (52,707)              (80)                        (1,439,807)       (1,361,528)     (1,227,692)
                                    --------           -------                         ----------         ---------       ---------
   Change in net assets from
   capital unit transactions         651,667             4,370                          2,775,788           515,293         669,653
                                    --------           -------                         ----------         ---------       ---------
Increase (decrease) in net assets    713,420             4,561                            849,787         2,537,443       1,369,930
Net assets:
  Beginning of period                  4,561                --                          8,360,504         5,823,061       4,453,131
                                    --------           -------                         ----------         ---------       ---------
  End of period                     $717,981            $4,561                         $9,210,291        $8,360,504      $5,823,061
                                    ========           =======                         ==========         =========       =========

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Changes in Net Assets, continued
                  Years ended December 31, 2000, 1999 and 1998

                                            GLOBAL GOVERNMENTS SUBACCOUNT                         EMERGING GROWTH SUBACCOUNT

Operations:                            2000              1999             1998              2000             1999             1998
  Net investment income (loss)       $24,177           $29,159            $2,334        ($156,570)         ($81,732)        ($3,274)
  Net realized gain (loss) on
   security transactions              (2,886)             (261)            1,726        1,524,419           251,008          74,675
  Net change in unrealized
   appreciation or depreciation
   on investments                      3,290           (57,288)           44,633       (5,430,518)        6,126,859       1,524,641
                                   ---------         ---------         ---------       ----------        ----------       ---------
   Change in net assets from
    operations                        24,581           (28,390)           48,693       (4,062,669)        6,296,135       1,596,042
                                   ---------         ---------         ---------       ----------        ----------       ---------
Capital unit transactions (note 5):

  Proceeds from sale of units         83,247           222,897            85,855        8,397,598         3,957,172       2,707,434
  Cost of units repurchased          (97,296)         (312,920)         (118,224)      (3,466,245)       (2,023,998)     (1,321,467)
                                   ---------         ---------         ---------       ----------        ----------       ---------
   Change in net assets from
   capital unit transactions         (14,049)          (90,023)          (32,369)       4,931,353         1,933,174       1,385,967
                                   ---------         ---------         ---------       ----------        ----------       ---------
Increase (decrease) in net assets     10,532          (118,413)           16,324          868,684         8,229,309       2,982,009
Net assets:
  Beginning of period                619,040           737,453           721,129       15,265,558         7,036,249       4,054,240
                                   ---------          --------         ---------       ----------        ----------       ---------
  End of period                     $629,572          $619,040          $737,453      $16,134,242       $15,265,558      $7,036,249
                                   =========         =========         =========       ==========        ==========       =========


                                                HIGH INCOME SUBACCOUNT                           DEVELOPING MARKETS SUBACCOUNT

Operations:                            2000              1999*                              2000             1999*
  Net investment income (loss)          ($77)           $   --                              ($310)           $   --
  Net realized gain (loss) on
   security transactions              (2,098)               --                             (8,601)               --
  Net change in unrealized
   appreciation or depreciation
   on investments                       (644)                3                             (8,672)               55
                                    --------           -------                           --------           -------
   Change in net assets from
    operations                        (2,819)                3                            (17,583)               55
                                    --------           -------                           --------           -------
Capital unit transactions (note 5):

  Proceeds from sale of units        110,501             1,075                            112,278             1,189
  Cost of units repurchased           (6,436)               (2)                           (15,526)               (6)
                                    --------           -------                           --------           -------
   Change in net assets from
   capital unit transactions         104,065             1,073                             96,752             1,183
                                    --------           -------                           --------           -------
Increase (decrease) in net assets    101,246             1,076                             79,169             1,238
Net assets:
  Beginning of period                  1,076                --                              1,238                --
                                    --------           -------                           --------           -------
  End of period                     $102,322            $1,076                            $80,407            $1,238
                                    ========           =======                           ========           =======


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          Notes to Financial Statements

(1)  Organization

     The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Life Insurance Company to receive and invest net premiums paid under flexible premium variable life insurance policies.

     Although the assets of the Account are the property of CUNA Mutual Life Insurance Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which CUNA Mutual Life Insurance Company may conduct.

     The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in CUNA Mutual Life Insurance Company's general account to cover death benefits in excess of the accumulated value.

(2)  Significant Accounting Policies

     Investments

     The Account currently is divided into eleven subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares), T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount. The Ultra Series Treasury 2000 Fund liquidated on November 15, 2000.

     The Account invests in shares of Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has six funds available as investment options under the policies. T. Rowe Price International Series, Inc., Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust have one fund available as an investment option and MFS(R) Variable Insurance TrustSM has two funds available as an investment option. Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.

     MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. CUNA Mutual Life Insurance Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

     T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Global Governments Series (formerly known as the MFS World Governments Series) and Emerging Growth Series and manages their assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance TrustSM.

     OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.

     Federal Income Taxes

     The operations of the Account form a part of the operations of CUNA Mutual Life Insurance Company and are not taxed separately. CUNA Mutual Life Insurance Company does not initially expect to incur any income tax upon the earnings or the realized capital gains attributable to the Account.
     Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by CUNA Mutual Life Insurance Company in the future, a charge to the Account may be assessed.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Fees and Charges

     Policy Charges

     In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by CUNA Mutual Life Insurance Company by redeeming an appropriate number of units for each policy.

     Administrative Fee: CUNA Mutual Life Insurance Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, CUNA Mutual Life Insurance Company may assess each policy a monthly administrative fee. For additional detail, see schedule of expenses and charges in the prospectus.

     Deferred Contingent Sales and Administrative Charges: The sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with CUNA Mutual Life Insurance Company crediting additional amounts at its discretion.

     Policy Fee: CUNA Mutual Life Insurance Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee to recover these expenses.

     Cost of Insurance and Additional Benefits Provided: CUNA Mutual Life Insurance Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables as described in the Account's prospectus.

     Variable Account Charges

     Mortality and Expense Risk Charge: CUNA Mutual Life Insurance Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges will be deducted by CUNA Mutual Life Insurance Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

(4)  Investment Transactions

     The  cost  of  shares   purchased,   including   reinvestment  of  dividend
     distributions, during the year ended December 31, 2000, was as follows:

     Money Market Fund............................................. $11,950,908
     Treasury 2000 Fund............................................       7,685
     Bond Fund.....................................................   1,005,037
     Balanced Fund.................................................   8,685,384
     Growth and Income Stock Fund..................................   9,938,622
     Capital Appreciation Stock Fund...............................   8,822,857
     Mid-Cap Stock Fund............................................     753,498
     International Stock Portfolio.................................   3,528,303
     Global Governments Series.....................................      82,255
     Emerging Growth Series........................................   7,397,151
     High Income Fund..............................................     152,010
     Developing Markets Fund.......................................     139,176

(5)  Unit Activity from Policy Transactions

     Transactions in units of each subaccount of the Account for the years ended December 31, 2000, 1999 and 1998, were as follows:

                                          Money                    Treasury
                                         Market                      2000                     Bond                    Balanced
                                       Subaccount                 Subaccount               Subaccount                Subaccount
                                   -------------------        -------------------      -------------------       -------------------
                                    Type 1     Type 2         Type 1     Type 2*        Type 1     Type 2         Type 1     Type 2
     Outstanding at
       December 31, 1997           141,908         --         199,220                  114,927         --      1,568,974         --
     Sold                          236,364         --          52,984                   43,507         --        266,148         --
     Repurchased                  (190,395)        --         (50,435)                 (28,421)        --       (254,086)        --
                                  --------   --------         -------                  -------    -------       --------    -------
     Outstanding at
       December 31, 1998           187,877         --         201,769                  130,013         --      1,581,036         --
     Sold                          263,945         --          43,509                   42,671        107        318,708      8,386
     Repurchased                  (231,067)        --         (40,624)                 (33,099)        --       (305,776)      (116)
                                  --------   --------         -------                  -------    -------       --------    -------
     Outstanding at
       December 31, 1999           220,755         --         204,654                  139,585        107      1,593,968      8,270
     Sold                          450,205    426,805           2,390                   29,408     14,555        200,206    209,955
     Repurchased                  (484,331)  (103,011)       (207,044)                 (33,816)      (519)      (275,458)   (15,746)
                                  --------   --------         -------                  -------    -------       --------    -------
     Outstanding at
       December 31, 2000           186,629    323,794              --                  135,177     14,143      1,518,716    202,479
                                  ========   ========         =======                  =======    =======       ========    =======


                                                                   Capital
                                       Growth and               Appreciation                 Mid-Cap                International
                                      Income Stock                  Stock                     Stock                     Stock
                                       Subaccount                Subaccount                Subaccount                Subaccount
                                   -------------------        -------------------      -------------------       -------------------
                                    Type 1     Type 2         Type 1     Type 2         Type 1*    Type 2         Type 1     Type 2
     Outstanding at
       December 31, 1997         1,155,179         --       1,191,865         --                       --        361,206         --
     Sold                          233,645         --         340,862         --                       --        141,913         --
     Repurchased                  (181,819)        --        (235,746)        --                       --        (91,869)        --
                                  --------   --------        --------    -------                  -------        -------    -------
     Outstanding at
       December 31, 1998         1,207,005         --       1,296,981         --                       --        411,250         --
     Sold                          221,525      4,044         287,074      1,509                      447        125,998        504
     Repurchased                  (181,747)       (65)       (250,228)       (28)                      (8)       (90,747)        (7)
                                  --------   --------        --------    -------                  -------        -------    -------
     Outstanding at
       December 31, 1999         1,246,783      3,979       1,333,827      1,481                      439        446,501        497
                                   172,603    341,335         344,611    185,309                   60,291        206,728     57,534
     Repurchased                  (179,232)   (22,674)       (215,716)   (13,334)                  (4,447)       (79,979)    (6,421)
                                  --------   --------         -------    -------                  -------       --------    -------
     Outstanding at
       December 31, 2000         1,240,154    322,640       1,462,722    173,456                   56,283        573,250     51,610
                                  ========   ========        ========    =======                  =======        =======    =======



                                         Global                    Emerging                   High                   Developing
                                       Governments                  Growth                   Income                    Markets
                                       Subaccount                 Subaccount               Subaccount                Subaccount
                                   -------------------        -------------------      -------------------       -------------------
                                    Type 1     Type 2         Type 1     Type 2         Type 1*    Type 2         Type 1*    Type 2
     Outstanding at
       December 31, 1997            62,671         --         331,933         --                       --                        --
     Sold                            7,299         --         197,716         --                       --                        --
     Repurchased                   (10,044)        --         (96,508)        --                       --                        --
                                  --------   --------         -------    -------                  -------                   -------
     Outstanding at
       December 31, 1998            59,926         --         433,141         --                       --                        --
     Sold                           18,188        106         214,540        466                      107                       118
     Repurchased                   (26,138)        --        (111,422)       (12)                      --                        --
                                  --------   --------         -------    -------                  -------                   -------
     Outstanding at
       December 31, 1999            51,976        106         536,259        454                      107                       118
     Sold                            5,954      1,239         243,927    131,762                   11,254                    13,165
     Repurchased                    (8,011)      (145)       (121,459)   (10,851)                    (662)                   (1,946)
                                  --------   --------         -------    -------                  -------                   -------
     Outstanding at
       December 31, 2000            49,919      1,200         658,727    121,365                   10,699                    11,337
                                  ========   ========         =======    =======                  =======                   =======

*This fund not available in this product type.

(6)  Condensed Financial Information

     The table below gives per unit information about the financial history of each subaccount for each period.

                                                                MONEY MARKET SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**
       Beginning of period        $19.99   $10.00         $19.24   $10.00         $18.47       $17.73        $17.05
       End of period               21.00    10.50          19.99    10.00          19.24        18.47         17.73

     Percentage increase
       (decrease) in unit
       value during period          5.1%     5.0%           3.9%     0.0%***        4.2%         4.1%          4.0%

     Number of units
       outstanding at
       end of period             186,629  323,794        220,755       --        187,877      141,908        97,454


                                                               TREASURY 2000 SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2*        Type 1   Type 2*

       Beginning of period         $9.29                   $9.09                   $8.53        $8.05         $7.95
       End of period                10.00****               9.29                    9.09         8.53          8.05

     Percentage increase
       (decrease) in unit
       value during period          7.6%                    2.2%                    6.6%         6.0%          1.3%

     Number of units
       outstanding at
       end of period                  --                 204,654                 201,769      199,220       196,670


                                                                    BOND SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**

       Beginning of period        $27.77   $10.00         $27.82   $10.00         $26.43       $24.82        $24.35

       End of period               29.76    10.72          27.77    10.00          27.82        26.43         24.82

     Percentage increase
       (decrease) in unit
       value during period          7.2%     7.2%         (0.2%)      0.0%***       5.3%         6.5%          1.9%

     Number of units
       outstanding at
       end of period             135,177   14,143        139,585      107        130,013      114,927        97,411



                                                                  BALANCED SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**
       Beginning of period        $49.35   $10.09         $43.49   $10.00         $38.69       $33.40        $30.41
       End of period               50.80    10.39          49.35    10.09          43.49        38.69         33.40

     Percentage increase
       (decrease) in unit
       value during period          2.9%     3.0%          13.5%      0.9%***      12.4%        15.8%          9.8%

     Number of units
       outstanding at
       end of period           1,518,716  202,479      1,593,968    8,270      1,581,036    1,568,974     1,567,551



                                                          GROWTH AND INCOME STOCK SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**

       Beginning of period        $82.04   $10.08         $70.17   $10.00         $60.02       $46.07        $38.09
       End of period               81.96    10.07          82.04    10.08          70.17        60.02         46.07

     Percentage increase
       (decrease) in unit
       value during period          (0.1%)   (0.1%)        16.9%      0.8%***      16.9%        30.3%         21.0%

     Number of units
       outstanding at
       end of period           1,240,154  322,640      1,246,783    3,979      1,207,005    1,155,179     1,036,605


                                                         CAPITAL APPRECIATION STOCK SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**

       Beginning of period        $31.64   $10.38         $25.49   $10.00         $21.27       $16.31        $13.55
       End of period               32.70    10.73          31.64    10.38          25.49        21.27         16.31

     Percentage increase
       (decrease) in unit
       value during period          3.4%     3.4%          24.1%      3.8%***      19.9%        30.4%         20.4%

     Number of units
       outstanding at
       end of period           1,462,722  173,456      1,333,827    1,481      1,296,981    1,191,865       953,534


                                                               MID-CAP STOCK SUBACCOUNT
                                        2000                    1999               1998**       1997**       1996**
                                  -----------------       -----------------        ------       ------       ------
     Net asset value:              Type 1*  Type 2         Type 1* Type 2**

       Beginning of period                 $10.39                  $10.00
       End of period                        12.76                   10.39

     Percentage increase
       (decrease) in unit
       value during period                  22.8%                     3.9%***

     Number of units
       outstanding at
       end of period                       56,283                     439



                                                            INTERNATIONAL STOCK SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**
       Beginning of period        $18.71   $11.33         $14.16   $10.00         $12.33       $12.07        $10.61
       End of period               15.24     9.22          18.71    11.33          14.16        12.33         12.07

     Percentage increase
       (decrease) in unit
       value during period       (18.5%)  (18.6%)          32.1%     13.3%***      14.8%         2.2%         13.7%

     Number of units
       outstanding at
       end of period             573,250   51,610        446,501      497        411,250      361,206       216,089


                                                             GLOBAL GOVERNMENTS SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**

       Beginning of period        $11.89   $10.00         $12.31   $10.00         $11.51       $11.74        $11.39
       End of period               12.36    10.39          11.89    10.00          12.31        11.51         11.74

     Percentage increase
       (decrease) in unit
       value during period*         4.0%     3.9%         (3.4%)     0.0%***        6.9%       (2.0%)          3.1%

     Number of units
       outstanding at
       end of period              49,919    1,200         51,976      106         59,926       62,671        24,554


                                                              EMERGING GROWTH SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**

       Beginning of period        $28.46   $12.47         $16.24   $10.00         $12.21       $10.11        $10.00
       End of period               22.67     9.92          28.46    12.47          16.24        12.21         10.11

     Percentage increase
       (decrease) in unit
       value during period*      (20.3%)  (20.4%)          75.2%     24.7%***      33.0%        20.8%          1.1%

     Number of units
       outstanding at
       end of period             658,727  121,365        536,259      454        433,141      331,933       117,711


                                                                HIGH INCOME SUBACCOUNT
                                        2000                    1999               1998**       1997**       1996**
                                  -----------------       -----------------        ------       ------       ------
     Net asset value:              Type 1*  Type 2         Type 1* Type 2**

       Beginning of period                 $10.03                  $10.00
       End of period                         9.56                   10.03

     Percentage increase
       (decrease) in unit
       value during period                 (4.7%)                     0.3%***

     Number of units
       outstanding at
       end of period                       10,699                     107


                                                             DEVELOPING MARKETS SUBACCOUNT
                                        2000                    1999               1998**       1997**       1996**
                                  -----------------       -----------------        ------       ------       ------
     Net asset value:              Type 1*  Type 2         Type 1* Type 2**
       Beginning of period                 $10.53                  $10.00
       End of period                         7.09                   10.53

     Percentage increase
       (decrease) in unit
       value during period                (32.7%)                     5.3%***

     Number of units
       outstanding at
       end of period                       11,337                     118


     *This fund not available in this product type.

     **The VULII product inception date was November 8, 1999, with all subaccounts starting with a $10.00 unit price.

     ***Not annualized.

     ****Price as of November 15, 2000 maturity date.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                        Report of Independent Accountants

To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the CUNA Mutual Life Variable Account (comprising, respectively, the Money Market, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, International Stock, Global Governments, Emerging Growth, High Income and Developing Markets Subaccounts) as of December 31, 2000, the results of each of their operations and the changes in each of their net assets for the year then ended and the year or period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2000 with Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust, provide a reasonable basis for our opinion. The financial statements of the CUNA Mutual Life Variable Account for the year ended December 31, 1998 were audited by other independent accountants whose report dated February 5, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 9, 2001

                       CUNA Mutual Life Insurance Company
                   Report on Audits of Financial Statements -
                                Statutory Basis
              For the Years Ended December 31, 2000, 1999 and 1998

                        Report of Independent Accountants

The Board of Directors
CUNA Mutual Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of CUNA Mutual Life Insurance Company (the "Company") as of December 31, 2000 and 1999, and the related statutory statements of operations, changes in surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of the Company for the year ended December 31, 1998, were audited by other independent accountants whose report dated March 19, 1999, expressed an unqualified opinion on those statements as to conformity with the basis of accounting described in Note 2. The other independent accountants also expressed an adverse opinion with regard to accounting principles generally accepted in the United States of America, as a result of the material differences between the basis of accounting described in
Note 2 and accounting principles generally accepted in the United States of America.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from accounting principles generally accepted in the United States of America. The effects on the 1999 and 1998 financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material, as described in Note 2. The effects of such variances on the 2000 financial statements, although not reasonably determinable as of this date, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

In our opinion, the 2000 and 1999 financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, the Company changed its method of calculating policy reserves for certain variable annuity contracts in 2000.

Out audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities of the Company as of December 31, 2000, and for the year then ended is presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
April 6, 2001

                       CUNA MUTUAL LIFE INSURANCE COMPANY
        Statutory Statements of Admitted Assets, Liabilities and Surplus
                           December 31, 2000 and 1999
                                 (000s omitted)

---------------------------------------------------------------------------------------------------------------
                     Admitted Assets                                       2000                         1999
---------------------------------------------------------------------------------------------------------------
Investments:
  Bonds and notes                                                         $1,412,213                 $1,509,325
  Preferred stocks                                                                 4                         41
  Common stocks                                                              133,123                     76,280
  Investments in subsidiaries and affiliates                                  14,562                      5,806
  Mortgage loans on real estate                                              340,825                    325,603
  Real estate occupied by the Company - at cost, less
accumulated depreciation (2000 - $11,044; 1999 - $10,658)                      5,506                      5,733
Investment real estate - at cost, less accumulated
depreciation (2000 - $24,939; 1999 - $21,700)                                 58,306                     53,013
  Policy loans                                                               103,054                    101,830
  Other invested assets                                                       19,780                     18,311
  Receivable for securities                                                    6,332                      7,250
  Cash and short-term investments                                             48,715                     87,518
---------------------------------------------------------------------------------------------------------------

Total cash and investments                                                 2,142,420                  2,190,710

Premiums receivable                                                           17,984                     16,274
Accrued investment income                                                     25,537                     26,680
Electronic data processing equipment
  at cost, less accumulated depreciation
 (2000 - $5,792; 1999 - $7,070)                                                2,367                      1,610
Receivable from affiliates                                                    12,901                     12,169
Other assets                                                                   1,680                      1,685
Assets held in separate accounts                                           2,935,817                  2,611,459
---------------------------------------------------------------------------------------------------------------

Total admitted assets                                                     $5,138,706                 $4,860,587
---------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
  Statutory Statements of Admitted Assets, Liabilities and Surplus (continued)
                           December 31, 2000 and 1999
                                 (000s omitted)

---------------------------------------------------------------------------------------------------------------
                          Liabilities and Surplus                          2000                         1999
---------------------------------------------------------------------------------------------------------------
Liabilities:
  Policy reserves:
     Life insurance and annuity contracts                                 $1,611,903                 $1,649,573
     Accident and health contracts                                            15,543                     14,106
  Supplementary contracts without life contingencies                          82,914                     80,747
  Policyholders' dividend accumulation                                       160,234                    157,858
  Policy and contract claims                                                  11,808                     10,373
  Other policyholders' funds:
     Dividends payable to policyholders                                       25,860                     25,190
     Premiums and other deposit funds                                          2,800                      3,573
  Interest maintenance reserve                                                     -                      3,482
  Payable to affiliates                                                       17,305                     17,959
  Amounts held for others                                                     19,647                     18,952
  Commissions, expenses, taxes, licenses and fees accrued                     19,000                     17,728
  Asset valuation reserve                                                     64,506                     56,762
  Loss contingency reserve for investments                                     6,940                      5,800
  Federal income taxes due and accrued                                        16,392                     15,906
  Note payable                                                                 1,300                      1,300
  Payable for securities                                                       4,787                      2,887
  Other liabilities                                                              918                        577
  Liabilities held in separate accounts                                    2,857,907                  2,555,312
---------------------------------------------------------------------------------------------------------------

Total liabilities                                                          4,919,764                  4,638,085
---------------------------------------------------------------------------------------------------------------

Surplus:
  Unassigned surplus                                                         218,942                    222,502
---------------------------------------------------------------------------------------------------------------

Total surplus                                                                218,942                    222,502
---------------------------------------------------------------------------------------------------------------

Total liabilities and surplus                                             $5,138,706                 $4,860,587
---------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years Ended December 31, 2000, 1999 and 1998
                                 (000s omitted)

-------------------------------------------------------------------------------------------------------------------
                                                                          2000           1999               1998
-------------------------------------------------------------------------------------------------------------------
Income:
  Premiums and other considerations:
    Life and annuity contracts                                         $  518,514      $  515,917        $  466,203
    Accident and health contracts                                          27,553          21,892            18,292
    Supplementary contracts and dividend accumulations                     40,767          38,294            43,547
    Other deposit funds                                                   271,345         254,015           159,786
  Net investment income                                                   144,656         148,915           148,998
  Reinsurance commissions                                                   9,237           8,661             7,871
  Separate accounts income and fees                                        29,088          22,723            15,892
  Other income                                                              8,138           6,362             5,760
-------------------------------------------------------------------------------------------------------------------

Total income                                                            1,049,298       1,016,779           866,349
-------------------------------------------------------------------------------------------------------------------

Benefits and Expenses:
  Death and annuity benefits                                              228,442         224,978           123,982
  Surrender benefits                                                      250,527         207,924           189,343
  Payments on supplementary contracts without life
    contingencies and dividend accumulations                               44,756          41,862            47,431
  Other benefits to policyholders and beneficiaries                        20,722          20,494            18,244
  Decrease in policy reserves - life and annuity
    contracts and accident and health insurance                          (36,233)        (21,204)          (76,839)
  Increase in liabilities for supplementary contracts without life
    contingencies and policyholders' dividend accumulations                 4,536           6,271             5,687
  Decrease in group annuity reserves                                        (584)           (523)             (225)
  Increase in benefit fund                                                    939             902               870
  General insurance expenses, including cost of collection in excess
    of loading on due and deferred premiums and other expenses             66,950          64,451            60,126
  Insurance taxes, licenses, fees and commissions                          64,754          59,186            49,305
  Net transfers to separate accounts                                      365,538         367,835           408,384
-------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                             1,010,347         972,176           826,308
-------------------------------------------------------------------------------------------------------------------

Income before dividends to policyholders, federal
     income taxes, and net realized capital gains (losses)                 38,951          44,603            40,041
Dividends to policyholders                                                 25,793          25,107            24,441
-------------------------------------------------------------------------------------------------------------------

Income before federal income taxes and
     net realized capital gains (losses)                                   13,158          19,496            15,600
Federal income taxes                                                        6,762           7,802             4,436
-------------------------------------------------------------------------------------------------------------------

Income before net realized capital gains (losses)                           6,396          11,694            11,164
Net realized capital gains (losses), less federal income taxes and
    transfers to the interest maintenance reserve                           (616)           7,099             (317)
-------------------------------------------------------------------------------------------------------------------

Net income                                                             $    5,780      $   18,793        $   10,847
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                   Statutory Statements of Changes in Surplus
                  Years Ended December 31, 2000, 1999 and 1998
                                 (000s omitted)

-------------------------------------------------------------------------------------------------------------------
                                                                         2000             1999             1998
-------------------------------------------------------------------------------------------------------------------
Balance at beginning of year                                          $   222,502     $   205,757      $    190,681

Additions (deductions):
  Net income                                                                5,780          18,793            10,847
  Change in unrealized gains on investments in bonds and stocks:
     Affiliated                                                             3,256           3,021             1,851
     Nonaffiliated                                                        (3,927)           2,548             8,219
  Change in asset valuation reserve                                       (7,744)         (8,367)           (6,639)
  Change in nonadmitted assets                                            (3,287)             749              543
  Change in surplus of separate accounts                                    9,397              76              (64)
  Change in separate account seed money                                   (9,891)            (77)                64
  Change in loss contingency reserve for investments                      (1,140)               -               250
  Prior period adjustment                                                   3,994               -                 -
  Other, net                                                                    2               2                 5
-------------------------------------------------------------------------------------------------------------------

Net additions (deductions)                                                (3,560)          16,745            15,076
-------------------------------------------------------------------------------------------------------------------

Balance at end of year                                                $   218,942     $   222,502      $    205,757
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                        Statutory Statements of Cash Flow
                  Years Ended December 31, 2000, 1999 and 1998
                                 (000s omitted)

-------------------------------------------------------------------------------------------------------------------
                                                                         2000               1999             1998
-------------------------------------------------------------------------------------------------------------------
Cash from operations:
  Premiums and other considerations:
    Life and annuity contracts                                         $  516,486      $  513,927        $  463,537
    Accident and health contracts                                          27,567          22,298            17,903
    Supplementary contracts and dividend accumulations                     40,767          38,294            43,546
    Other deposit funds                                                   271,345         254,015           159,786
  Net investment income received                                          146,819         154,266           160,304
  Reinsurance commissions                                                   9,237           8,661             7,871
  Separate accounts income and fees                                        28,847          22,712            15,858
  Other income                                                              7,991           5,282             4,786
-------------------------------------------------------------------------------------------------------------------

Total provided from operations                                          1,049,059       1,019,455           873,591
-------------------------------------------------------------------------------------------------------------------

  Life and accident and health claims paid                                 56,768          50,226            46,128
  Surrender benefits                                                      250,527         207,924           189,343
  Other benefits to policyholders paid                                    235,842         236,415           140,575
  Commissions, other expenses and taxes paid,
  excluding federal income taxes                                          128,127         119,767           107,589
  Dividends to policyholders paid                                          25,116          24,380            23,756
  Federal income taxes                                                      3,000           1,194              (181
  Net transfers to separate accounts                                      373,669         378,471           419,156
  Interest paid on defined benefit plans                                      924             902             1,338
  Other                                                                    10,000              77                 -
-------------------------------------------------------------------------------------------------------------------

Total used in operations                                                1,083,973       1,019,356           927,704
-------------------------------------------------------------------------------------------------------------------

Net cash (used in) provided from operations                              (34,914)              99          (54,113)
-------------------------------------------------------------------------------------------------------------------

Cash from investments:
  Proceeds from investments sold, matured or repaid:

    Bonds and notes                                                       967,131         826,675           296,732
    Stocks                                                                 20,464          37,955            17,412
    Mortgage loans on real estate                                          36,355          29,034            77,980
    Other invested assets                                                   1,138           1,091               562
    Net gain or (loss) on cash and short-term investments                   (124)               -                 -
    Miscellaneous proceeds                                                  1,427               -                 -
    Investment real estate                                                    565           6,427             3,950
-------------------------------------------------------------------------------------------------------------------

Total investment proceeds                                               1,026,956         901,182           396,636
-------------------------------------------------------------------------------------------------------------------

Cost of investments acquired:
    Bonds and notes                                                       883,013         819,514           243,804
    Stocks                                                                 79,941          26,969            24,923
    Mortgage loans on real estate                                          56,498          48,571            17,956
    Investment real estate                                                  3,850           5,471             5,222
    Other invested assets                                                       -               -            10,461
    Other cash used                                                         5,602           3,165               109
-------------------------------------------------------------------------------------------------------------------

Total investments acquired                                              1,028,904         903,690           302,475
Increase in policy loans and premium notes                                  1,223             262               500
-------------------------------------------------------------------------------------------------------------------

Net cash (used in) provided from investments                              (3,171)         (2,770)            93,661
-------------------------------------------------------------------------------------------------------------------

Cash from financing and miscellaneous sources:

     Other cash (applied) provided, net                                     (718)          15,449             7,932
-------------------------------------------------------------------------------------------------------------------

Net change in cash and short-term investments                            (38,803)          12,778            47,480
Cash and short-term investments at beginning of year                       87,518          74,740            27,260
-------------------------------------------------------------------------------------------------------------------

Cash and short-term investments at end of year                         $   48,715      $   87,518        $   74,740
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2000 and 1999
--------------------------------------------------------------------------------

  (1)    Nature of Business

         CUNA Mutual Life Insurance Company (the Company), a mutual life insurer domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital
         Advisors, Inc., a registered investment advisor, and 100% of CMIA Wisconsin, Inc., an insurance agency and holding company. In turn, CMIA Wisconsin, Inc. owns 100% of League Insurance Agency.

         The Company is authorized to sell insurance in the District of Columbia and all states except New York. The largest concentrations of business are in California (9%), Texas (8%) and Michigan (6%), based on premiums plus deposits.

  (2)    Basis of Presentation and Summary of Significant Accounting Policies

                  Basis of Presentation

         The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (Insurance Department), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). The Company currently does not apply any significant permitted accounting practices. The following summary identifies the significant differences from GAAP:

                  Acquisition costs such as commissions, premium taxes and other items are expensed in the year incurred, rather than deferred and amortized over the periods benefited;

                  Bonds and notes are generally recorded at amortized cost rather than fair value and are not classified as held to maturity securities, trading securities, or available for sale securities;

                  Investments in majority owned subsidiaries are not consolidated, and the equity in the earnings of subsidiaries and affiliates accounted for under the equity method is shown in the statement of changes in surplus as change in unrealized gains on investments;

                  Policy reserves are based on statutory mortality and interest requirements, without consideration for withdrawals, which may differ from reserves established for GAAP based on reasonably conservative estimates of mortality, interest expense and withdrawals;

                  Derivative investment contracts hedging fixed income securities are carried on the statutory financial statements at the amortized cost, if any, versus at the estimated fair value of the contract;

                  Deferred federal income taxes are not provided for unrealized gains or losses and the temporary differences between the statutory and tax basis of assets and liabilities;

                  "Nonadmitted assets" (principally, an airplane, prepaid expenses, furniture, equipment and certain receivables) are excluded from the statutory statements of admitted assets, liabilities and surplus through a direct charge to unassigned surplus;

                  The asset valuation reserve (AVR), a statutory reserve established for the purpose of stabilizing the surplus of the Company against fluctuations in the market value of assets, is recorded as a liability by a direct charge to unassigned surplus;

                  The interest maintenance reserve (IMR) defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining lives of those securities versus immediate recognition;

                  Reserves  established  for  potential  bond and mortgage  loan
                  defaults  or  real   estate   impairments   are   recorded  as
                  liabilities by direct charges to unassigned surplus;

                  Pension cost is equal to the amount to be funded in accordance with accepted actuarial cost methods rather than recognizing pension cost over the period participants render service to the Company and recording a liability currently for all unfunded costs;

                  Amounts due from reinsurers for their share of ceded reserves are netted against liabilities rather than shown as assets; and

                  Deposits, surrenders, and benefits on investment and universal life contracts are recorded as revenue and expense in the statutory statements of operations. Under GAAP, amounts collected are credited directly to policyholder account balances, and benefits and claims that are charged to expense include benefits incurred in the period that are in excess of related policyholder account balances.

         A reconciliation of net income and surplus between amounts presented herein and amounts stated in conformity with GAAP as of December 31 are as follows (000s omitted):

=============================================== =============== ================
                                                     1999           1998
----------------------------------------------- --------------- ----------------

     Net income

Statutory net income                               $  18,793       $  10,847
Adjustments:
     Federal income taxes                               (640)         (8,393)
     Deferred policy acquisition costs                10,637          23,362
     Insurance reserves                               (7,719)         (9,478)
     Investments                                         822           2,123
     Pension benefits                                   (256)          1,135
     Other                                             8,935           2,921
----------------------------------------------- --------------- ----------------
GAAP net income                                    $  30,572       $  22,517
=============================================== =============== ================

     Surplus

Statutory surplus                                   $222,502        $205,757
Adjustments:
     Federal income taxes                              2,459         (21,713)
     Deferred policy acquisition costs               210,737         173,376
     Insurance reserves                              (92,703)        (84,984)
     Investments                                      14,552          92,747
     Employee benefits                               (19,996)        (19,183)
     Dividends payable to policyholders               12,595          12,225
     Unearned revenues                               (38,652)        (31,637)
     Other                                             6,215           8,591
----------------------------------------------- --------------- ----------------
GAAP surplus                                        $317,709        $335,179
=============================================== =============== ================

         The effects of these variances on net income and surplus at December 31, 2000, although not reasonably determinable as of this date, are presumed to be material.

                  Investments

         Investments  are valued as  prescribed by the National  Association  of
         Insurance Commissioners (NAIC). Bonds and notes and short-term investments are generally stated at amortized cost, preferred stocks are stated at cost, common stocks of unaffiliated companies at market value, and mortgage loans at the unpaid balance, adjusted for unamortized premium or discount. Bonds that the NAIC has determined are impaired in value are carried at the lower of amortized cost or estimated fair value. Real estate acquired in satisfaction of debt is valued at the lower of the carrying value of the outstanding mortgage loans or fair value of the acquired real estate at time of foreclosure. The adjusted basis is subsequently depreciated. Investments in limited partnerships are included in other invested assets and are carried on the equity basis, and investments in subsidiaries and affiliates are carried at the Company's share of the underlying net equity of the investment. Home office real estate is carried at depreciated cost. Policy loans are stated at their unpaid principal balances.

         Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.

         Realized gains and losses on the sale of investments are reported in income based upon the specific identification method. The net unrealized gains and losses attributable to the adjustment from book value to carrying value for all investments are reflected in surplus.

                  Cash and Short-term Investments

         Cash and  short-term  investments  includes  cash on hand,  deposits in
         financial   institutions,   certificates  of  deposit,  and  short-term
         investments with original maturities of one year or less.

                  Provision for Depreciation

         The provision for depreciation of real estate is computed on a straight-line basis using estimated useful lives of the assets ranging from five to fifty years. The Company depreciates the cost of electronic data processing equipment and operating software on a straight-line basis over no more than three years.

                  Policy Reserves

         During 1988, the Company began using the 1980 Commissioners' Standard Ordinary (C.S.O.) Mortality Table. Prior to the adoption of the 1980 C.S.O. table, reserves were recorded using the 1958 C.S.O. table. The 1958 C.S.O. table is used with interest rate assumptions ranging from 2.5% to 5.0%. The 1980 C.S.O. table is used with interest rate assumptions ranging from 3.5% to 5.5%. With respect to older policies, the mortality table and interest assumptions vary from the American Experience table with 2.5% to 4% interest to the 1941 C.S.O. table with 2.5% interest. Approximately 14% of the life reserves are calculated on a net level reserve basis and 86% on a modified reserve basis. The effect of the use of a modified reserve basis is to partially offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. Fixed deferred annuity reserves are calculated using continuous Commissioners' Annuity Reserve Valuation Method (CARVM) with interest assumptions ranging from 2.5% to 7.5%.

                  Provision for Participating Policy Dividends

         The provision for participating policy dividends is based on the board of directors' determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year, rather than being provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued. Participating business comprised 99.9% of ordinary life insurance in force and premiums received during 2000.

                  Statutory Valuation Reserves

         The IMR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against gains and losses on sales of fixed income investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. The AVR provides a reserve for fluctuations in the values of invested assets. Changes in the AVR are charged or credited directly to surplus.

                  Revenue Recognition

         Term life and whole life insurance premiums are recognized as premium income when due. Annuity and other fund deposits are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate.

                  Retiree Benefit Plans

         The Company sponsors defined benefit pension plans for its employees. The Company records pension expense equal to the amount funded.

         The Company provides medical and life insurance benefits for its retirees. Retirees become eligible to participate in the medical and life coverage based upon age and years of service and pay a portion of the medical coverage premium. The Company records an accrual for the estimated cost of retiree medical and life benefits over the period during which employees render the service that qualifies them for benefits. Benefits are generally funded on a pay-as-you-go basis.

                  Derivative Financial Instruments

         The Company enters into derivative contracts, such as interest rate swaps and caps and stock index futures to reduce interest rate exposure for long-term assets, to exchange fixed rates for floating interest rates, and to increase or decrease exposure to selected segments of the bond and stock markets. Hedges of fixed maturity securities are stated at amortized cost, if any, and hedges of equity securities are stated at market value.

         Net interest receivable or payable on those contracts that hedge risks associated with interest rate fluctuations are recognized in the period incurred as an adjustment to investment income. Realized capital gains and losses on equity swaps are recognized in the period incurred as an adjustment to net realized capital gains and losses. Unrealized capital gains and losses on equity swaps are charged or credited to surplus.

         Interest rate cap agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements as an adjustment to investment income.

                  Reinsurance

         Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statements of operations.

                  Separate Accounts

         The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory statements of admitted assets, liabilities and surplus as assets and liabilities of the separate accounts. The assets of the separate accounts are stated at fair value.

         Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contractholders and, therefore, are not included in the Company's statutory statements of operations. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

         Substantially all the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

                  Risks and Uncertainties

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations and insurance reserves are most affected by the use of estimates and assumptions.

                  Change in Accounting Principle

         The Company changed its method for calculating policy reserves for certain variable annuity contracts. An assumption related to the CARVM reserve annuitization benefit stream was adjusted to more accurately reflect options available to annuity holders under the variable annuity contract. The change was made in 2000 retroactive to January 1, 2000. The $3,994,000 cumulative effect of the change on January 1, 2000 has been reflected as an increase to the policyholders' surplus. The effect of the change on current year net income was approximately $8,131,000.

                  Statutory Accounting Practices

         The NAIC has developed a codification of Statements of Statutory Accounting Principles (SSAPs) which, in accordance with the rules adopted by the Insurance Department, will take effect January 1, 2001. The Company has estimated that changes required by the SSAPs will increase unassigned surplus by approximately $884,000 (unaudited). The effect will be reported as an adjustment to unassigned surplus on the effective date.

                  Reclassifications

         Certain amounts in the 1999 and 1998 statutory financial statements have been reclassified to conform with the 2000 presentation.

    (3)  Investments

                  Bonds and Notes

         The statement value, which principally represents amortized cost, gross unrealized gains and losses, and the estimated fair value of investments in fixed maturities as of December 31, 2000 and 1999, are as follows (000s omitted):

============================================ =============== =============================== ===============
                                               Statement            Gross Unrealized           Estimated
             December 31, 2000                   Value           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
United States governments
   And agencies                                  $   40,004       $    820         $    -         $  40,824
States and political
   Subdivisions                                      10,670         -                (198)           10,472
Foreign governments                                 115,297          1,795          -               117,092
Corporate securities                                587,436         14,925        (15,827)          586,534
Mortgage-backed and other
   Structured                                       612,324         11,081         (5,157)          618,248
securities
Foreign corporate securities                         46,482            964           (329)           47,117
-------------------------------------------- --------------- --------------- --------------- ---------------
                                                 $1,412,213        $29,585       $(21,511)       $1,420,287
============================================ =============== =============== =============== ===============


============================================ =============== =============================== ===============
                                               Statement            Gross Unrealized           Estimated
             December 31, 1999                   Value           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
United States governments
   and agencies                                $     98,891     $      325    $      (970)     $     98,246
Foreign government securities                        18,425            352            (35)           18,742
Corporate securities                                763,184          8,962        (15,533)          756,613
Mortgage-backed and other
   Structured securities                            581,009          1,088        (24,074)          558,023
Foreign corporate securities                         47,816            495           (772)           47,539
-------------------------------------------- --------------- --------------- --------------- ---------------
                                                 $1,509,325        $11,222       $(41,384)       $1,479,163
============================================ =============== =============== =============== ===============

         Cumulative unrealized losses of approximately $3,161,000 and $158,000 at December 31, 2000 and 1999, respectively, have been recorded for bonds and notes that have been determined by the NAIC to have an impairment in value. In addition to the AVR provision, a loss contingency reserve of $300,000 and $1,700,000 has been established at December 31, 2000 and 1999, respectively, for projected bond losses.

         The statement value and estimated fair value of bonds and notes as of December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

============================================================== ====================== ======================
                                                                     Statement              Estimated
(000s omitted)                                                         Value               Fair Value
-------------------------------------------------------------- ---------------------- ----------------------
Due in one year or less                                                $   41,058             $   41,372
Due after one year through five years                                     520,896                523,871
Due after five years through ten years                                    196,406                194,717
Due after ten years                                                        41,529                 42,079
-------------------------------------------------------------- ---------------------- ----------------------
Total bonds                                                               799,889                802,039
Mortgage-backed and other structured securities                           612,324                618,248
-------------------------------------------------------------- ---------------------- ----------------------
Total bonds and notes                                                  $1,412,213             $1,420,287
============================================================== ====================== ======================

         Proceeds from sales of bonds and notes were approximately $803,896,000, $574,495,000, and $66,335,000 during 2000, 1999 and 1998, respectively.
         Gross gains of approximately $3,414,000, $4,163,000, and $1,735,000 and gross losses of approximately  $16,927,000,  $6,240,000, and $1,886,000 were realized on those sales in 2000, 1999 and 1998, respectively.

                  Preferred and Common Stocks

         The cost, gross unrealized gains and losses, and estimated fair value on unaffiliated stocks are as follows (000s omitted):

============================================ =============== =============================== ===============
                                                                    Gross Unrealized           Estimated
             December 31, 2000                    Cost           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
Common stock                                       $114,733        $23,349        $(4,959)         $133,123
Preferred stock                                           4         -               -                     4
============================================ =============== =============== =============== ===============

============================================ =============== =============================== ===============
                                                                    Gross Unrealized           Estimated
             December 31, 1999                    Cost           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
Common stock                                        $55,959        $22,887        $(2,567)          $76,279
Preferred stock                                          41         -                  (7)               34
============================================ =============== =============== =============== ===============

         Proceeds from sales of common and preferred stock were approximately $20,464,000, $37,955,000 and $17,412,000 during 2000, 1999 and 1998 respectively. Gross gains of approximately $6,257,000, $11,792,000 and $5,609,000 and gross losses of approximately $1,497,000, $920,000 and $1,777,000 were realized on those sales in 2000, 1999 and 1998 respectively.

                  Mortgage Loans on Real Estate

         The Company's mortgage portfolio consists mainly of commercial mortgage loans. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one state are not greater than 20% of the aggregate mortgage loan portfolio balance, with the exception of California which is limited to 15%, and loans of no more than 2% of the aggregate mortgage loan balance are made to any one borrower. As of December 31, 2000 the state of California had the largest percent of the aggregate mortgage loan portfolio balance with 15%. A loss contingency reserve of approximately $1,552,000 and $2,000,000 has been provided for mortgage loans on real estate as of December 31, 2000 and 1999, respectively.

                  Assets Designated

         The statement value of assets designated for regulatory authorities and held on deposit accordingly as of December 31 are as follows (000s omitted):

============================================================== ====================== ======================
                                                                       2000                   1999
-------------------------------------------------------------- ---------------------- ----------------------
Bonds and notes and short-term investments                             $1,349,726             $1,454,904
Mortgage loans on real estate                                             340,825                325,603
Policy loans                                                              103,054                101,831
-------------------------------------------------------------- ---------------------- ----------------------
Total assets designated                                                $1,793,605             $1,882,338
============================================================== ====================== ======================

                  Net Investment Income

         Components of net investment income for the years ended December 31 are as follows (000s omitted):


================================================ =================== =================== ===================
                                                        2000                1999                1998
------------------------------------------------ ------------------- ------------------- -------------------
Bonds and notes                                        $111,770            $112,788            $114,421
Stocks                                                    1,325               1,431               1,198
Mortgage loans on real estate                            27,994              27,133              29,057
Real estate                                               9,785               9,486               9,244
Policy loans                                              6,905               6,609               6,664
Other invested assets                                     2,174               2,060                 392
Cash and short-term investments                           4,293               4,700               2,175
Derivative financial instruments                         (6,566)             (3,190)             (1,835)
Other                                                      (254)                232                 275
------------------------------------------------ ------------------- ------------------- -------------------
     Gross investment income                            157,426             161,249             161,591
Less investment expenses                                 12,770              12,334              12,593
------------------------------------------------ ------------------- ------------------- -------------------
     Net investment income                             $144,656            $148,915            $148,998
================================================ =================== =================== ===================

         The Company incurs expense in managing its investment portfolio and producing investment income. These expenses, which include salaries, brokerage fees, securities custodial fees, and real estate expenses, are deducted from investment income to determine the net investment income reported in the financial statements.

                  Self-occupancy Rent

         Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of $615,985, $1,077,181, and $1,113,977 in 2000, 1999 and 1998, respectively.

                  Realized Capital Gains and Losses

         Net realized capital gains and losses for the years ended December 31 are summarized as follows (000s omitted):


====================================================== ================= ================= =================
                                                             2000              1999              1998
------------------------------------------------------ ----------------- ----------------- -----------------
Bonds and notes                                             $(13,253)          $(1,730)          $(1,645)
Stocks                                                         4,760            10,872             3,832
Mortgage loans on real estate                                    317                 5             2,965
Real estate                                                      154             1,172               413
Derivative financial instruments                              (2,425)           -                   (108)
------------------------------------------------------ ----------------- ----------------- -----------------
                                                             (10,447)           10,319             5,457
Less:
   Capital gains tax                                          (3,252)            4,273             2,566
   Transfer to interest maintenance reserve                   (6,579)           (1,053)            3,208
------------------------------------------------------ ----------------- ----------------- -----------------
     Net realized capital gains (losses)                    $   (616)         $  7,099          $   (317)
====================================================== ================= ================= =================

                  Derivative Financial Instruments

         Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns, to reduce interest rate risks of long-term assets, to control exposure to various credit and market risks, and to manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include stock and bond index futures, interest rate swaps, total return swaps, and options.

         Futures contracts are a commitment to purchase or deliver securities in the future at a predetermined price or yield, and are usually settled in cash. At various times during the year, consistent with its asset allocation strategy, the Company has taken short positions on stock and bond index futures. To manage portfolio duration and fixed income exposure the Company has taken short positions on Municipal Bond and Treasury Note Index futures. The Company also has taken short positions on S&P 500 Index futures to reduce exposure to domestic equities.

         The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount.

         The Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. In February, consistent with its asset allocation strategy, the Company entered into a one-year foreign equity swap to gain exposure to equities in certain foreign countries. The Company has also entered into a corporate bond index swap to gain additional exposure to high quality fixed income securities. Generally, no cash is exchanged at the outset of the swap contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each due date.

         Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company began issuing market index certificates in 2000. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of the S&P 500 Index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

         The Company is exposed to credit losses in the event of nonperformance by the counter-parties to its' swap and option agreements. The Company monitors the credit standing of the counter-parties and anticipates that the counter-parties will be able to fully satisfy their obligations under the contracts. The futures contracts are traded on an exchange and have no counter-party risk.

                  Real Estate

         A summary of real estate held as of December 31 is as follows (000s omitted):


================================================================== ==================== ====================
                                                                          2000                 1999
------------------------------------------------------------------ -------------------- --------------------
Cost:
   Investment real estate                                                    $83,246              $74,713
   Home office                                                                16,549               16,390
------------------------------------------------------------------ -------------------- --------------------
                                                                              99,795               91,103
Less accumulated depreciation                                                 35,983               32,357
------------------------------------------------------------------ -------------------- --------------------
Total real estate                                                            $63,812              $58,746
================================================================== ==================== ====================

         Investment real estate and the home office buildings are being depreciated using the straight-line basis over the useful lives of these assets. A loss contingency reserve of approximately $5,086,000 and $2,100,000 at December 31, 2000 and 1999, respectively, has been provided for potential impairments of investment real estate.

                  Investments in Subsidiaries and Affiliates

         Equity security investments on December 31, 2000 and 1999, include the Company's wholly owned subsidiary, CMIA Wisconsin, Inc. and the 50% ownership of MEMBERS Capital Advisors, Inc. (MCA), a registered investment advisor. A wholly owned subsidiary, Red Fox Motor Hotel Corporation, was dissolved in 1999 and the Company realized a gain of $213,000. The carrying value of the subsidiary investments was $14,562,000 and $5,806,000 at December 31, 2000 and 1999, respectively.

         In 2000, the Company contributed $5,500,000 of capital to CMIA Wisconsin, Inc., which acquired an unaffiliated insurance agency for $5,500,000.

  (4)    Note Payable

         As of December 31, 2000 and 1999, the Company has an outstanding liability for borrowed money in the original amount of $1,300,000 as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California. The loan is secured by real estate property with an appraisal value that exceeds the loan principal balance. The loan will be amortized on a straight-line basis over 240 months beginning in September 2001. The loan agreement includes a grant provision forgiving 15% of the original balance in September 2001 upon the fulfillment of conditions specified in the loan agreement. It is the Company's opinion that these conditions have been fully satisfied.

   (5)   Related Party Transactions

         The Company has entered into an agreement of permanent affiliation with CUNA Mutual Insurance Society (CMIS), a mutual life insurer domiciled in Wisconsin. The agreement is not a merger or consolidation, in that both companies remain separate corporate entities, and both continue to be separately owned and ultimately controlled by their respective policyholder groups, who retain their voting rights without change. The agreement terms include a provision for reinsurance of each company's individual life and health business, joint development of business plans and distribution systems for the sale of individual insurance and financial service products within the credit union market, and a provision for the sharing of certain resources and facilities. Expenses relating to shared resources and facilities are allocated between the companies and their subsidiaries under a jointly developed cost-sharing agreement. Expenses are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled at least annually. Subsequent to each yearend, the expense allocation process is subject to review by each company. Based on these reviews, allocated expenses to each company may be adjusted, if determined necessary.

         The Company allocates expenses to its subsidiaries. These expenses, such as salaries, rents, depreciation, and other operating expenses, represent the subsidiaries' share of expenses and are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. In order to more appropriately reflect the expenses incurred by each affiliated company effective January 1, 2000, the Company refined its method of allocating costs among affiliates. These transactions give rise to intercompany account balances, which are settled monthly.

         CMLIC allocated expenses of approximately $30,745,000 in 2000, $31,048,000 in 1999, and $30,586,000 in 1998 to CMIS and its
         affiliates. CMIS allocated expenses to the Company of approximately $44,443,000 in 2000, $41,864,000 in 1999, and $37,818,000 in 1998.

         The Company has a note receivable from CUNA Mutual Investment Corporation (CMIC), a wholly owned subsidiary of CMIS, with a stated maturity date of January 15, 2011. The yield varies over the life of the note, as both the yield and the payment stream are determined based on the pay-down activity of an underlying notional pool of Federal National Mortgage Association mortgages. Based on current payment patterns, it is anticipated that the balance of the note will be repaid by 2003. The structure of this arrangement provides a hedge against the Company's fixed maturity holdings, as the return varies inversely with the return on the fixed maturity portfolio. The statement value of the note was $2,100,000 and $3,400,000 at 2000 and 1999, respectively, and is included in other invested assets. The Company recognized interest income of $(186,000) in 2000, $33,000 in 1999, and $676,000 in 1998
         relating to this note.

         The Company is party to an agreement with MCA for investment advisory services. MCA provides an investment program which complies with policies, directives and guidelines established by the Company. For these services, the Company paid fees to MCA totaling approximately $2,702,000, $2,350,000, and $2,172,000 for 2000, 1999 and 1998,
         respectively.

 (6)     Annuity Reserves and Deposit Liabilities

         The withdrawal characteristics of the Company's annuity contracts and deposit liabilities as of December 31 are as follows (000s omitted):


================================================================== ==================== ====================
                                                                          2000                 1999
------------------------------------------------------------------ -------------------- --------------------
Subject to discretionary withdrawal:
   With market value adjustment                                            $1,046,930         $    923,751
   At book value less surrender charge of 5% or more                          178,991              244,875
   At market value                                                          1,891,902            1,706,174
   At book value, with minimal or no charge adjustment                        660,313              699,544
Not subject to discretionary withdrawal                                        50,966               46,948
------------------------------------------------------------------ -------------------- --------------------
                                                                            3,829,102            3,621,292
Reinsurance ceded                                                             356,472              378,290
------------------------------------------------------------------ -------------------- --------------------
Total annuity reserves                                                     $3,472,630           $3,243,002
================================================================== ==================== ====================

  (7)    Reinsurance

         In the ordinary course of doing business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

         The effects of reinsurance on premium income and on claims benefit expenses incurred are as follows (000s omitted):

====================================================== ================= ================= =================
                                                             2000              1999              1998
------------------------------------------------------ ----------------- ----------------- -----------------
Premium income:
   Direct                                                   $780,251          $760,553          $618,194
   Assumed from affiliates                                    67,405            56,846            48,355
   Ceded to affiliates                                        24,368            20,875            18,369
   Ceded to nonaffiliates                                      5,876             4,700             3,899
------------------------------------------------------ ----------------- ----------------- -----------------
Premium income, net of reinsurance                          $877,900          $842,974          $688,817
====================================================== ================= ================= =================

Benefit expenses:
   Direct                                                   $236,408          $233,737          $136,727
   Assumed from affiliates                                    21,046            17,591            13,875
   Ceded to affiliates                                        13,241            10,857            12,278
   Ceded to nonaffiliates                                      1,498               677             1,389
------------------------------------------------------ ----------------- ----------------- -----------------
Benefit expenses, net of reinsurance                        $242,715          $239,794          $136,935
====================================================== ================= ================= =================

         Policy reserves and claim liabilities are net of reinsurance balances of (000s omitted) $438,286 and $453,448 at December 31, 2000 and 1999,
         respectively.

(8)      Liability for Claim Reserves

         Activity in the liability for accident and health claim reserves, which is included in the liabilities for policy reserves and policy and contract claims in the accompanying statutory statements of admitted assets, liabilities and surplus, is summarized as follows (000s omitted):

================================================================== ==================== ====================
                                                                          2000                 1999
------------------------------------------------------------------ -------------------- --------------------
Balance as of January 1, net of reinsurance recoverables of
    $1,043 and $820                                                            $8,735               $6,820
------------------------------------------------------------------ -------------------- --------------------
Incurred related to:
    Current year                                                               11,166                9,238
    Prior year                                                                 (2,534)              (1,809)
------------------------------------------------------------------ -------------------- --------------------
    Total incurred                                                              8,632                7,429
------------------------------------------------------------------ -------------------- --------------------
Paid related to:
    Current year                                                                4,902                3,543
    Prior years                                                                 2,877                1,971
------------------------------------------------------------------ -------------------- --------------------
    Total paid                                                                  7,779                5,514
------------------------------------------------------------------ -------------------- --------------------
Balance as of December 31, net of reinsurance recoverables of
    $1,124 and $1,043                                                          $9,588               $8,735
================================================================== ==================== ====================

         The liability for accident and health claim reserves for prior years decreased by approximately $2,534,000 in 2000 and $1,809,000 in 1999 due to experience improvements as determined by the actuarial analyses of claim reserves.

  (9)    Federal Income Taxes

         The Company files a consolidated life-nonlife federal income tax return with its subsidiaries. The Company has entered into a tax sharing agreement with its subsidiaries under Reg. Section 1.1552-1(a) and 1.1502.33(d)(3). The agreement provides that the allocation of tax expense between the Company and its subsidiaries is based on a ratio of each company's federal income tax as if it were filing a separate return, to the total federal income tax as calculated on the consolidated federal income tax return. Income tax credits are allocated to companies within the consolidated tax group based on the tax benefit which the consolidated tax group receives from each company.

         The actual federal income tax expense differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% in 2000 and 1999 to income before federal income taxes and net realized capital gains (losses) due to the reasons listed in the following reconciliation (000s omitted):

================================================================= ============= ============== =============
                                                                      2000          1999           1998
----------------------------------------------------------------- ------------- -------------- -------------
Tax expense computed at federal corporate tax rate                     $4,605        $6,824         $5,460
Tax-exempt investment income                                           (2,210)       (2,959)        (2,587)
Mutual life insurance company differential earnings tax                 3,540         3,276          3,450
Deferred policy acquisition costs                                         884           870            681
Book and tax reserve change                                              (721)         (527)        (1,569)
Income tax expense (benefit) related to prior years                      (763)         (979)           (72)
General and administrative expenses                                     1,391         1,208           (543)
Accrued policyholder dividends                                            235           259            235
Other, net                                                               (199)         (170)          (619)
----------------------------------------------------------------- ------------- -------------- -------------
     Total federal income tax expense                                  $6,762        $7,802         $4,436
================================================================= ============= ============== =============

(10)     Benefit Plans

                  Postretirement Benefit Plans

         The Company has two noncontributory defined benefit pension plans that cover substantially all employees and agents who meet eligibility requirements. The Company records pension expense equal to the amount funded. Accordingly, the pension benefit cost and related accrued benefit cost have not been reflected in the statutory financial statements. The total pension expense for 2000, 1999 and 1998 was $1,427,000, $1,812,000, and $2,614,000, respectively. Substantially all benefit plan assets are invested in the Ultra Series Funds, a family of mutual funds which are the investment vehicle for CMLIC's separate account products such as variable life, variable annuity, and pensions.

         The Company also provides certain medical and life insurance benefits for retirees and their beneficiaries and covered dependents. The Company's medical benefit plan provides subsidized coverage after retirement for eligible full-time employees and agents, their spouses, and dependents, up to age 65. Starting at age 65, retirees pay the full cost of their coverage. Additionally, the Company provides group term life insurance for its retirees, the face amount of which is based on the individual's salary at retirement. The cost of postretirement benefits other than pensions is recognized by the Company during the employees' active working careers. The Company adopted this accounting policy as of January 1, 1992, and is amortizing the related initial impact over 20 years.

         Financial information related to the plans is shown below (000s omitted):

=========================================== =============================== ================================
                                                   Pension Benefits                 Other Benefits
                                                 2000            1999            2000             1999
------------------------------------------- --------------- --------------- ---------------- ---------------
Benefit obligation at December 31              $(60,926)       $(55,226)       $(12,067)         $(8,738)
Fair value of plan assets at December 31
                                                 66,064          62,311               -           -
------------------------------------------- --------------- --------------- ---------------- ---------------
Funded status                                     5,138           7,085         (12,067)          (8,738)
Unrecognized prior service cost                       -             -                 8               20
Unrecognized net (gain) loss                    (13,640)        (15,623)          3,302              749
Unrecognized net transition (asset)
    liability                                         -               -           1,333            1,467
------------------------------------------- --------------- --------------- ---------------- ---------------
(Accrued) prepaid benefit cost                  $(8,502)      $  (8,538)        $(7,424)         $(6,502)
------------------------------------------- --------------- --------------- ---------------- ---------------
Benefit cost                                     $1,393       $   1,591          $1,586          $ 1,506
=========================================== =============== =============== ================ ===============


=========================================== =============================== ================================
                                                   Pension Benefits                 Other Benefits
                                                 2000            1999            2000             1999
------------------------------------------- --------------- --------------- ---------------- ---------------
Discount rate                                    7.0%            7.0%            7.5%             7.5%
Expected return on plan assets                   7.5%            7.0%            8.0%             8.0%
Rate of compensation increase                    5.0%            5.0%            5.0%             5.0%
=========================================== =============== =============== ================ ===============

         For measurement purposes, an 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.0%.

                  Defined Contribution Pension Plans

         The Company sponsors defined contribution plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Participants defer a portion of their compensation up to statutory maximums; the Company matches part of the deferrals, and this match is vested according to plan schedules. The Company's contributions were approximately $1,509,000, $1,379,000, and $1,212,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

Statutory Financial Data

         Risk Based Capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2000, the Company's adjusted surplus exceeded Authorized Control Level - RBC.

(12)     Commitments and Contingencies

         The Company participates in a securities lending program. The Company's policy requires that a minimum of 102% of the fair value of the loaned securities must be fully collateralized with cash, U.S. Government securities, or irrevocable bank letters of credit. The security custodian monitors the collateral position on a daily basis. At December 31, 2000 and 1999, the amortized cost of securities loaned by the Company totaled approximately $37,834,000 and $54,420,000, respectively.

         The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2000 and prior. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts (net of estimated future premium tax recoveries) that it believes will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders.

         The Company has established a liability of $1,000,000 in 2000 and $1,300,000 in 1999 for guaranty fund assessments. Further, the Company has established an asset of approximately $1,023,000 in 2000 and $1,353,000 in 1999 for amounts recoverable against future premium taxes for assessments already paid.

         The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

(13)     Disclosures About Fair Value of Financial Instruments

         Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practical to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. In addition, the tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

                  Cash, Short-term Investments and Accrued Investment Income

         The carrying amounts for these instruments approximate their fair values.

                  Bonds and Notes

         Fair values for bonds and notes are based on quoted market prices, where available. For bonds and notes not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

                  Preferred and Unaffiliated Common Stocks

         The fair values of preferred and unaffiliated common stocks are based on quoted market prices.

                  Derivative Financial Instruments

         The fair value of derivatives is based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment. Fair values for derivatives traded on an exchange are based on quoted market prices.

                  Mortgage Loans on Real Estate

         The fair values for mortgage loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

                  Other Invested Assets

         Most of the other invested assets are limited partnership interests whose carrying values approximate their fair values. Fair values for notes receivable are estimated utilizing discounted cash analyses with interest rates currently being offered for similar borrowings.

                  Separate Account Assets and Liabilities

         The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which approximates their carrying values.

                  Investment-type Contracts

         The fair value of the Company's liabilities under investment-type insurance contracts such as annuities is based on the account balance less applicable surrender charges.

         The carrying amounts and estimated fair values of the Company's significant financial instruments are as follows (000s omitted):

============================================ =============================== ===============================
                                                   December 31, 2000               December 31, 1999
                                                Carrying       Estimated        Carrying       Estimated
                                                 Amount        Fair Value        Amount        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
Financial instruments recorded as assets:
  Bonds and notes                                $1,412,213     $1,420,287      $1,509,325       $1,479,163
  Preferred stock                                         4              4              41               34
  Unaffiliated common stock                         133,123        133,123          76,280           76,280
  Mortgage loans on real estate                     340,825        359,979         325,603          320,393
  Cash and short-term investments                    48,715         48,715          87,518           87,518
  Derivatives                                         5,319          5,294           1,184            1,184
  Other invested assets                              14,461         14,420          14,962           14,908
  Separate accounts                               2,935,817      2,935,817       2,611,459        2,611,459

Financial instruments recorded as liabilities:
  Derivatives                                           438            453               -                -
  Investment-type contracts                      (1,207,273)    (1,194,767)     (1,290,686)      (1,279,192)
  Separate accounts                              (2,857,907)    (2,857,907)     (2,555,312)      (2,555,312)
  Note payable                                       (1,300)        (1,105)         (1,300)
                                                                                                     (1,105)

Off-balance sheet financial instruments:
  Derivatives                                             -           (237)          -                 (386)
============================================ =============== =============== =============== ===============

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

-------------------------------------------------------------------------------------------- --------------------
Investment income earned
-------------------------------------------------------------------------------------------- --------------------
     Government bonds                                                                              $      5,457
-------------------------------------------------------------------------------------------- --------------------
     Other bonds (unaffiliated)                                                                         106,314
-------------------------------------------------------------------------------------------- --------------------
     Bonds of affiliates                                                                                      -
-------------------------------------------------------------------------------------------- --------------------
     Preferred stocks (unaffiliated)                                                                          2
-------------------------------------------------------------------------------------------- --------------------
     Preferred stocks of affiliates                                                                           -
-------------------------------------------------------------------------------------------- --------------------
     Common stocks (unaffiliated)                                                                         1,323
-------------------------------------------------------------------------------------------- --------------------
     Common stocks of affiliates                                                                              -
-------------------------------------------------------------------------------------------- --------------------
     Mortgage loans on real estate                                                                       27,994
-------------------------------------------------------------------------------------------- --------------------
     Real estate                                                                                          9,785
-------------------------------------------------------------------------------------------- --------------------
     Premium notes, policy loans and liens                                                                6,905
-------------------------------------------------------------------------------------------- --------------------
     Collateral loans                                                                                         -
-------------------------------------------------------------------------------------------- --------------------
     Cash on hand and on deposit                                                                            139
-------------------------------------------------------------------------------------------- --------------------
     Short-term investments                                                                               4,154
-------------------------------------------------------------------------------------------- --------------------
     Other invested assets                                                                                2,174
-------------------------------------------------------------------------------------------- --------------------
     Derivative financial instruments                                                                    (6,566)
-------------------------------------------------------------------------------------------- --------------------
     Aggregate write-in for investment income                                                              (254)
                                                                                                    ------------
-------------------------------------------------------------------------------------------- --------------------
     Gross investment income                                                                           $157,427
                                                                                                       ========
-------------------------------------------------------------------------------------------- --------------------

Real estate owned - book value less encumbrances                                                      $  63,812
                                                                                                      =========
-------------------------------------------------------------------------------------------- --------------------
Mortgage loans - book value:
-------------------------------------------------------------------------------------------- --------------------
     Farm mortgages                                                                                   $       -
-------------------------------------------------------------------------------------------- --------------------
     Residential mortgages                                                                                    -
-------------------------------------------------------------------------------------------- --------------------
     Commercial mortgages                                                                               340,825
                                                                                                        -------
-------------------------------------------------------------------------------------------- --------------------
     Total mortgage loans                                                                              $340,825
                                                                                                       ========
-------------------------------------------------------------------------------------------- --------------------

Mortgage loans by standing - book value:
-------------------------------------------------------------------------------------------- --------------------
     Good standing                                                                                    $ 337,872
-------------------------------------------------------------------------------------------- --------------------
     Good standing with restructured terms                                                                2,953
-------------------------------------------------------------------------------------------- --------------------
     Interest overdue more than three months,
        not in foreclosure                                                                                    -
-------------------------------------------------------------------------------------------- --------------------
     Foreclosure in process                                                                                   -
-------------------------------------------------------------------------------------------- --------------------

-------------------------------------------------------------------------------------------- --------------------
Other long-term assets - statement value                                                                $14,461
-------------------------------------------------------------------------------------------- --------------------
Collateral loans                                                                                              -
-------------------------------------------------------------------------------------------- --------------------
Bonds and stocks of parents, subsidiaries and affiliates - book value
-------------------------------------------------------------------------------------------- --------------------
     Bonds                                                                                                    -
-------------------------------------------------------------------------------------------- --------------------
     Preferred stocks                                                                                         -
-------------------------------------------------------------------------------------------- --------------------
     Common stocks                                                                                        5,766
-------------------------------------------------------------------------------------------- --------------------

Bonds and short-term investments by class and maturity:
-------------------------------------------------------------------------------------------- --------------------
Bonds by maturity - statement value
-------------------------------------------------------------------------------------------- --------------------
     Due within one year or less                                                                    $   199,617
-------------------------------------------------------------------------------------------- --------------------
     Over 1 year through 5 years                                                                        778,004
-------------------------------------------------------------------------------------------- --------------------
     Over 5 years through 10 years                                                                      379,313
-------------------------------------------------------------------------------------------- --------------------
     Over 10 years through 20 years                                                                      74,274
-------------------------------------------------------------------------------------------- --------------------
     Over 20 years                                                                                       23,378
                                                                                                  -------------
-------------------------------------------------------------------------------------------- --------------------
     Total by maturity                                                                               $1,454,586
                                                                                                     ==========
-------------------------------------------------------------------------------------------- --------------------

Bonds by class - statement value
-------------------------------------------------------------------------------------------- --------------------
     Class 1                                                                                         $1,108,385
-------------------------------------------------------------------------------------------- --------------------
     Class 2                                                                                            231,752
-------------------------------------------------------------------------------------------- --------------------
     Class 3                                                                                             88,082
-------------------------------------------------------------------------------------------- --------------------
     Class 4                                                                                             17,494
-------------------------------------------------------------------------------------------- --------------------
     Class 5                                                                                              7,148
-------------------------------------------------------------------------------------------- --------------------
     Class 6                                                                                              1,725
                                                                                                 --------------
-------------------------------------------------------------------------------------------- --------------------
     Total by class                                                                                  $1,454,586
                                                                                                     ==========
-------------------------------------------------------------------------------------------- --------------------

     Total bonds publicly traded                                                                     $1,155,720
-------------------------------------------------------------------------------------------- --------------------
     Total bonds privately placed                                                                       298,866
-------------------------------------------------------------------------------------------- --------------------

Preferred stocks - statement value                                                                            4
-------------------------------------------------------------------------------------------- --------------------
Common stocks - market value                                                                            147,685
-------------------------------------------------------------------------------------------- --------------------
Short-term investments - book value                                                                      42,373
-------------------------------------------------------------------------------------------- --------------------
Financial options owned - statement value                                                                 5,319
-------------------------------------------------------------------------------------------- --------------------
Financial options written and in force - statement value                                                      -
-------------------------------------------------------------------------------------------- --------------------
Financial futures contracts open - current price                                                              -
-------------------------------------------------------------------------------------------- --------------------
Cash on deposit                                                                                           6,342
-------------------------------------------------------------------------------------------- --------------------


-------------------------------------------------------------------------------------------- --------------------
Life insurance in force:
-------------------------------------------------------------------------------------------- --------------------
     Industrial                                                                                       $       -
-------------------------------------------------------------------------------------------- --------------------
     Ordinary                                                                                        11,905,711
-------------------------------------------------------------------------------------------- --------------------
     Credit life                                                                                              -
-------------------------------------------------------------------------------------------- --------------------
     Group life                                                                                       3,025,407
-------------------------------------------------------------------------------------------- --------------------

Amount of accidental death insurance in force under ordinary policies                                   425,119
-------------------------------------------------------------------------------------------- --------------------

Life insurance policies with disability provisions in force:
-------------------------------------------------------------------------------------------- --------------------
     Industrial                                                                                               -
-------------------------------------------------------------------------------------------- --------------------
     Ordinary                                                                                         4,923,185
-------------------------------------------------------------------------------------------- --------------------
     Credit life                                                                                              -
-------------------------------------------------------------------------------------------- --------------------
     Group life                                                                                              40
-------------------------------------------------------------------------------------------- --------------------

Supplementary contracts in force:
-------------------------------------------------------------------------------------------- --------------------
     Ordinary - not involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Amount on deposit                                                                                   53,474
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                       9,813
-------------------------------------------------------------------------------------------- --------------------

Ordinary - involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                       4,534
-------------------------------------------------------------------------------------------- --------------------

Group - not involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Amount of deposit                                                                                        -
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                           -
-------------------------------------------------------------------------------------------- --------------------

Group - involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                           -
-------------------------------------------------------------------------------------------- --------------------

Annuities:
-------------------------------------------------------------------------------------------- --------------------
     Ordinary
-------------------------------------------------------------------------------------------- --------------------
        Immediate - amount of income payable                                                              1,986
-------------------------------------------------------------------------------------------- --------------------
        Deferred - fully paid - account balance                                                         470,215
-------------------------------------------------------------------------------------------- --------------------
        Deferred - not fully paid - account balance                                                   2,096,577
-------------------------------------------------------------------------------------------- --------------------

     Group
-------------------------------------------------------------------------------------------- --------------------
        Immediate - amount of income payable                                                                  -
-------------------------------------------------------------------------------------------- --------------------
        Fully paid account payable                                                                            -
-------------------------------------------------------------------------------------------- --------------------
        Not fully paid - account balance                                                                      -
-------------------------------------------------------------------------------------------- --------------------


--------------------------------------------------------------------------------------------- -------------------
Accident and health insurance - premiums in force:
--------------------------------------------------------------------------------------------- -------------------
     Ordinary                                                                                             3,306
--------------------------------------------------------------------------------------------- -------------------
     Group                                                                                               30,118
--------------------------------------------------------------------------------------------- -------------------
     Credit                                                                                                   -
--------------------------------------------------------------------------------------------- -------------------

Deposit funds and dividend accumulations:
--------------------------------------------------------------------------------------------- -------------------
     Deposit funds - account balance                                                                        810
--------------------------------------------------------------------------------------------- -------------------
     Dividend accumulations - account balance                                                           160,712
--------------------------------------------------------------------------------------------- -------------------

Claim payments 2000:
--------------------------------------------------------------------------------------------- -------------------
     Group accident and health - year ended December 31
--------------------------------------------------------------------------------------------- -------------------
     2000                                                                                                 4,536
--------------------------------------------------------------------------------------------- -------------------
     1999                                                                                                 2,066
--------------------------------------------------------------------------------------------- -------------------
     1998                                                                                                    97
--------------------------------------------------------------------------------------------- -------------------
     1997                                                                                                   184
--------------------------------------------------------------------------------------------- -------------------
     1996                                                                                                    21
--------------------------------------------------------------------------------------------- -------------------
     Prior                                                                                                   59
--------------------------------------------------------------------------------------------- -------------------

Other accident and health
--------------------------------------------------------------------------------------------- -------------------
     2000                                                                                                   366
--------------------------------------------------------------------------------------------- -------------------
     1999                                                                                                   193
--------------------------------------------------------------------------------------------- -------------------
     1998                                                                                                    80
--------------------------------------------------------------------------------------------- -------------------
     1997                                                                                                    34
--------------------------------------------------------------------------------------------- -------------------
     1996                                                                                                    29
--------------------------------------------------------------------------------------------- -------------------
     Prior                                                                                                  112
--------------------------------------------------------------------------------------------- -------------------

Other coverages that use developmental methods to calculate claims reserves
--------------------------------------------------------------------------------------------- -------------------
     2000                                                                                                     -
--------------------------------------------------------------------------------------------- -------------------
     1999                                                                                                     -
--------------------------------------------------------------------------------------------- -------------------
     1998                                                                                                     -
--------------------------------------------------------------------------------------------- -------------------
     1997                                                                                                     -
--------------------------------------------------------------------------------------------- -------------------
     1996                                                                                                     -
--------------------------------------------------------------------------------------------- -------------------
     Prior                                                                                                    -
--------------------------------------------------------------------------------------------- -------------------

See accompanying independent auditors' report.

Appendix A - Illustrations of Policy Values and Death Benefits
================================================================================

The following tables have been prepared to help show how values under the Policy
can change with  investment  experience.   At your  request,  we will provide an
illustration based upon your Age, planned premium payments and other factors.

The illustrations are based on the following five factors. (The upper right hand corner of each illustration identifies those factors.)

        1. Age at issue - Some show Age 35. Others show Age 50.

        2. Planned annual premium - The premium illustrated is $1,200 or $2,500.

        3. Cost of Insurance - Some show the mortality rates currently being charged. Others show the guaranteed rate (the maximum rate the Policy allows us to charge).

        4. Projected  Dividends  -  Illustrations  based on current  mortality
           rates  include   projected   dividends.   Illustrations   based  on
           guaranteed mortality rates do not.

        5. Choice of death benefit option - Some show option 1 and others show option 2.

Factors That Do Not Vary

All the illustrations make the following assumptions:

         o The Insured is a Standard Non Tobacco User.
         o The Specified Amount of coverage is $100,000.
         o Planned premiums are paid on the first day of the Policy year for 30 years.
         o No loans are taken.
         o No Partial Withdrawals are made.
         o All Net Premium is allocated to the Separate Account and invested equally in each Fund.
         o No changes are made to the Specified  Amount.
         o No transfer fees are incurred.
         o The Policy has no riders.
         o The  charge  for state  Premium  Expense  Charge is 2%.
         o No federal income tax is paid.

Effect of Hypothetical Investment Returns


To show how investment return affects Policy values, the tables illustrate three different hypothetical rates of return. The tables show gross annual rates of return of 0%, 6% and 12%, which produce approximate net annual rates of return of -1.78%, 4.22% and 10.22%, respectively. Net returns are lower than gross returns due to charges made by the Separate Account and by the underlying funds. Charges are expressed as a percentage of average daily net assets.


The table below shows for each Subaccount the total of the mortality and expense fee and the underlying series level fees.


                                                  Mortality & Expense        Fund Fees*            Total
Money Market                                               0.90%                 0.46%              1.36%
Bond                                                       0.90%                 0.56%              1.46%
Balanced                                                   0.90%                 0.71%              1.61%
Growth and Income Stock                                    0.90%                 0.61%              1.51%
Capital Appreciation Stock                                 0.90%                 0.81%              1.71%
Mid-Cap Stock                                              0.90%                 1.01%              1.91%
T. Rowe Price International Stock                          0.90%                 1.05%              1.95%
MFS Global Governments                                     0.90%                 1.07%              1.97%
MFS Emerging Growth                                        0.90%                 0.85%              1.75%
Oppenheimer High Income/VA                                 0.90%                 0.79%              1.69%
Templeton Developing Markets Securities
  Fund - Class 2                                           0.90%                 1.81%              2.71%

Average                                                    0.90%                 0.88%              1.78%

* The illustrations on the following pages are computed using the average 1.78 total expense across the Subaccounts for last year. The Fund Fees are the expenses incurred by each Fund during the most recent fiscal year. The prospectus and statement of additional information for each Fund more fully discusses its expenses.


How Varying a Factor Affects Hypothetical Investment Returns

Changing any factor in the illustrations would change many numbers throughout the table. For example, illustrated values would be different if the Insured were a different Age, or a different risk classification. Policy values would change if premiums were paid at different times or in different amounts or if investment rates of return fluctuated up and down. Policy values based on current mortality charges would be lower if we did not pay the dividends it has projected but not guaranteed. (Dividends are expected to be paid beginning in policy year 11 and are projected at 0.70% of policy value during policy years 11-20 and 1.10% of policy value during policy years 21+.) Policy values would be lower if more expenses were paid. Expenses vary by each underlying fund portfolio and each has the right to change its charge in the future. The illustrations do not show any charges for federal income taxes. If in the future taxes were due, gross annual rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charge for taxes in order to produce the Policy values shown.

                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 1

Male Standard Non Tobacco User                                                                                 Age at Issue: 35
Specified Amount: $100,000                                                                               Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawal: None                                                                 Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 1*
===================================================================================================================================
              Premiums
   End of    Accum at 5%             0.00 Gross                          6.00% Gross                       12.00% Gross
   Year       Interest              (-1.78% Net)                        (4.22% Net)                        (10.22% Net)
              per Year
-----------------------------------------------------------------------------------------------------------------------------------
                             Death       Accum      Net Cash    Death        Accum      Net Cash   Death       Accum   Net Cash
                            Benefit      Value       Value      Benefit      Value       Value     Benefit     Value    Value
===================================================================================================================================
      1            1,260    100,000         870          99     100,000         931        160     100,000         993         222
      2            2,583    100,000       1,718         985     100,000       1,896      1,163     100,000       2,081       1,348
      3            3,972    100,000       2,539       1,846     100,000       2,888      2,195     100,000       3,267       2,574
      4            5,431    100,000       3,337       2,682     100,000       3,914      3,259     100,000       4,567       3,912
      5            6,962    100,000       4,108       3,530     100,000       4,971      4,393     100,000       5,988       5,410
      6            8,570    100,000       4,851       4,350     100,000       6,059      5,558     100,000       7,541       7,040
      7           10,259    100,000       5,566       5,180     100,000       7,180      6,794     100,000       9,240       8,854
      8           12,032    100,000       6,252       5,983     100,000       8,330      8,061     100,000      11,098      10,829
      9           13,893    100,000       6,909       6,755     100,000       9,516      9,362     100,000      13,134      12,980
     10           15,848    100,000       7,535       7,535     100,000      10,733     10,733     100,000      15,364      15,364
     15           27,189    100,000      11,351      11,351     100,000      18,817     18,817     100,000      32,150      32,150
     20           41,663    100,000      14,566      14,566     100,000      28,783     28,783     100,000      60,338      60,338
     25           60,136    100,000      17,079      17,079     100,000      41,642     41,642     146,807     109,557     109,557
     30           83,713    100,000      18,052      18,052     100,000      57,732     57,732     235,079     192,688     192,688
===================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.

                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 2

Male Standard Non Tobacco User                                                                                 Age at Issue: 35
Specified Amount: $100,000                                                                               Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                          Based on: Guaranteed  Mortality Charges
Policy Loans and Withdrawal: None                                                             Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 1*
================================================================================================================================
         Premiums
End of   Accum at 5%             0.00 Gross                          6.00% Gross                        12.00% Gross
Year     Interest               (-1.78% Net)                        (4.22% Net)                         (10.22% Net)
         per Year
--------------------------------------------------------------------------------------------------------------------------------
                         Death       Accum       Net Cash   Death        Accum      Net Cash    Death        Accum     Net Cash
                        Benefit      Value        Value     Benefit      Value       Value      Benefit      Value      Value
================================================================================================================================
  1           1,260     100,000         870          99     100,000         931         160     100,000         993         222
  2           2,583     100,000       1,718         985     100,000       1,896       1,163     100,000       2,081       1,348
  3           3,972     100,000       2,539       1,846     100,000       2,888       2,195     100,000       3,267       2,574
  4           5,431     100,000       3,337       2,682     100,000       3,914       3,259     100,000       4,567       3,912
  5           6,962     100,000       4,108       3,530     100,000       4,971       4,393     100,000       5,988       5,410
  6           8,570     100,000       4,851       4,350     100,000       6,059       5,558     100,000       7,541       7,040
  7          10,259     100,000       5,566       5,180     100,000       7,180       6,794     100,000       9,240       8,854
  8          12,032     100,000       6,252       5,983     100,000       8,330       8,061     100,000      11,098      10,829
  9          13,893     100,000       6,909       6,755     100,000       9,516       9,362     100,000      13,134      12,980
 10          15,848     100,000       7,535       7,535     100,000      10,733      10,733     100,000      15,364      15,364
 15          27,189     100,000      10,368      10,368     100,000      17,559      17,559     100,000      30,485      30,485
 20          41,663     100,000      12,095      12,095     100,000      25,193      25,193     100,000      54,798      54,798
 25          60,136     100,000      12,107      12,107     100,000      33,380      33,380     126,622      94,494      94,494
 30          83,713     100,000       9,335       9,335     100,000      41,739      41,739     192,685     157,939     157,939
================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.

                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 3

Male Standard Non Tobacco User                                                                                 Age at Issue: 35
Specified Amount: $100,000                                                                               Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawal: None                                                                 Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 2*
==================================================================================================================================
           Premiums
 End of    Accum at 5%             0.00 Gross                          6.00% Gross                      12.00% Gross
 Year      Interest               (-1.78% Net)                        (4.22% Net)                       (10.22% Net)
           per Year
----------------------------------------------------------------------------------------------------------------------------------
                           Death       Accum      Net Cash    Death       Accum       Net Cash   Death        Accum      Net Cash
                          Benefit      Value       Value      Benefit     Value        Value     Benefit      Value       Value
==================================================================================================================================
   1            1,260     100,868         868          97     100,930         930         159    100,991         991          220
   2            2,583     101,713       1,713         980     101,889       1,889       1,157    102,074       2,074        1,341
   3            3,972     102,530       2,530       1,836     102,877       2,877       2,183    103,255       3,255        2,561
   4            5,431     103,320       3,320       2,664     103,894       3,894       3,238    104,543       4,543        3,887
   5            6,962     104,082       4,082       3,503     104,939       4,939       4,360    105,947       5,947        5,369
   6            8,570     104,813       4,813       4,312     106,011       6,011       5,509    107,478       7,478        6,977
   7           10,259     105,514       5,514       5,129     107,109       7,109       6,724    109,146       9,146        8,760
   8           12,032     106,184       6,184       5,914     108,235       8,235       7,965    110,964      10,964       10,695
   9           13,893     106,821       6,821       6,667     109,387       9,387       9,233    112,947      12,947       12,793
  10           15,848     107,424       7,424       7,424     110,564      10,564      10,564    115,108      15,108       15,108
  15           27,189     111,117      11,117      11,117     118,380      18,380      18,380    131,330      31,330       31,330
  20           41,663     114,101     114,101      14,101     127,731      27,731      27,731    157,900      57,900       57,900
  25           60,136     116,149     116,149      16,149     139,091      39,091      39,091    202,896     102,896      102,896
  30           83,713     116,283     116,283      16,283     151,693      51,693      51,693    277,394     177,394      177,394
==================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Policy Value on date of death, or (2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 4

Male Standard Non Tobacco User                                                                                 Age at Issue: 35
Specified Amount: $100,000                                                                               Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawal: None                                                             Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 2*
================================================================================================================================
         Premiums
End of   Accum at 5%             0.00 Gross                          6.00% Gross                        12.00% Gross
Year     Interest               (-1.78% Net)                        (4.22% Net)                         (10.22% Net)
         per Year
--------------------------------------------------------------------------------------------------------------------------------
                         Death       Accum       Net Cash   Death        Accum      Net Cash    Death      Accum       Net Cash
                        Benefit      Value        Value     Benefit      Value        Value     Benefit     Value        Value
================================================================================================================================
  1           1,260     100,868         868          97     100,930         930         159     100,991         991         220
  2           2,583     101,713       1,713         980     101,889       1,889       1,157     102,074       2,074       1,341
  3           3,972     102,530       2,530       1,836     102,877       2,877       2,183     103,255       3,255       2,561
  4           5,431     103,320       3,320       2,664     103,894       3,894       3,238     104,543       4,543       3,887
  5           6,962     104,082       4,082       3,503     104,939       4,939       4,360     105,947       5,947       5,369
  6           8,570     104,813       4,813       4,312     106,011       6,011       5,509     107,478       7,478       6,977
  7          10,259     105,514       5,514       5,129     107,109       7,109       6,724     109,146       9,146       8,760
  8          12,032     106,184       6,184       5,914     108,235       8,235       7,965     110,964      10,964      10,695
  9          13,893     106,821       6,821       6,667     109,387       9,387       9,233     112,947      12,947      12,793
 10          15,848     107,424       7,424       7,424     110,564      10,564      10,564     115,108      15,108      15,108
 15          27,189     110,078      10,078      10,078     117,021      17,021      17,021     129,484      29,484      29,484
 20          41,663     111,472      11,472      11,472     123,778      23,778      23,778     151,514      51,514      51,514
 25          60,136     110,918      10,918      10,918     129,982      29,982      29,982     184,939      84,939      84,939
 30          83,713     107,340       7,340       7,340     134,087      34,087      34,087     235,284     135,284     135,284
================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Policy Value on date of death, or (2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.

                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 5

Male Standard Non Tobacco User                                                                                 Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawal: None                                                                 Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 1*
==================================================================================================================================
           Premiums
End of    Accum at 5%              0.00 Gross                          6.00% Gross                        12.00% Gross
Year       Interest               (-1.78% Net)                        (4.22% Net)                         (10.22% Net)
           per Year
----------------------------------------------------------------------------------------------------------------------------------
                           Death       Accum      Net Cash    Death       Accum       Net Cash    Death       Accum      Net Cash
                          Benefit      Value       Value     Benefit      Value        Value     Benefit       Value      Value
==================================================================================================================================
   1            2,625     100,000       1,795         204     100,000       1,922         331     100,000       2,050         459
   2            5,381     100,000       3,532       2,021     100,000       3,900       2,389     100,000       4,285       2,774
   3            8,275     100,000       5,212       3,780     100,000       5,936       4,504     100,000       6,723       5,291
   4           11,314     100,000       6,833       5,480     100,000       8,031       6,678     100,000       9,386       8,033
   5           14,505     100,000       8,397       7,204     100,000      10,188       8,995     100,000      12,300      11,107
   6           17,855     100,000       9,907       8,873     100,000      12,417      11,383     100,000      15,498      14,464
   7           21,373     100,000      11,344      10,549     100,000      14,698      13,903     100,000      18,991      18,196
   8           25,066     100,000      12,708      12,152     100,000      17,037      16,481     100,000      22,816      22,260
   9           28,945     100,000      13,997      13,679     100,000      19,434      19,116     100,000      27,010      26,692
  10           33,017     100,000      15,209      15,209     100,000      21,893      21,893     100,000      31,617      31,617
  15           56,644     100,000      22,185      22,185     100,000      37,899      37,899     100,000      66,316      66,316
  20           86,798     100,000      26,699      26,699     100,000      57,343      57,343     145,831     125,716     125,716
  25          125,284     100,000      27,630      27,630     100,000      83,751      83,751     244,287     228,305     228,305
  30          174,402     100,000      20,940      20,940     126,780     120,743     120,743     422,539     402,419     402,419
==================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 6

Male Standard Non Tobacco User                                                                                 Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawal: None                                                             Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 1*
=================================================================================================================================
          Premiums
 End of  Accum at 5%              0.00 Gross                          6.00% Gross                        12.00% Gross
 Year     Interest               (-1.78% Net)                        (4.22% Net)                         (10.22% Net)
          per Year
---------------------------------------------------------------------------------------------------------------------------------
                          Death       Accum       Net Cash    Death       Accum      Net Cash    Death       Accum       Net Cash
                         Benefit      Value        Value     Benefit      Value        Value     Benefit     Value        Value
=================================================================================================================================
   1           2,625     100,000       1,795         204     100,000       1,922         331     100,000       2,050         459
   2           5,381     100,000       3,522       2,011     100,000       3,890       2,379     100,000       4,273       2,762
   3           8,275     100,000       5,178       3,746     100,000       5,901       4,469     100,000       6,686       5,254
   4          11,314     100,000       6,758       5,405     100,000       7,951       6,598     100,000       9,302       7,949
   5          14,505     100,000       8,257       7,064     100,000      10,038       8,845     100,000      12,139      10,946
   6          17,855     100,000       9,672       8,638     100,000      12,161      11,127     100,000      15,221      14,187
   7          21,373     100,000      11,000      10,205     100,000      14,318      13,523     100,000      18,574      17,779
   8          25,066     100,000      12,239      11,683     100,000      16,511      15,955     100,000      22,229      21,673
   9          28,945     100,000      13,385      13,067     100,000      18,738      18,420     100,000      26,221      25,903
  10          33,017     100,000      14,429      14,429     100,000      20,994      20,994     100,000      30,587      30,587
  15          56,644     100,000      18,003      18,003     100,000      32,829      32,829     100,000      60,173      60,173
  20          86,798     100,000      17,170      17,170     100,000      44,888      44,888     127,784     110,159     110,159
  25         125,284     100,000       8,396       8,396     100,000      56,821      56,821     204,306     190,940     190,940
  30         174,402        ****        ****        ****     100,000      68,568      68,568     337,158     321,102     321,102
=================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.

** Policy terminated before year 30.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 7

Male Standard Non Tobacco User                                                                                 Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawal: None                                                                 Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 2*
==================================================================================================================================
          Premiums
 End of  Accum at 5%              0.00 Gross                          6.00% Gross                       12.00% Gross
 Year     Interest               (-1.78% Net)                        (4.22% Net)                        (10.22% Net)
          per Year
----------------------------------------------------------------------------------------------------------------------------------
                          Death       Accum       Net Cash    Death       Accum      Net Cash    Death       Accum       Net Cash
                         Benefit      Value        Value     Benefit      Value        Value     Benefit     Value        Value
==================================================================================================================================
   1           2,625     101,784       1,784         193     101,911       1,911         320     102,038       2,038          447
   2           5,381     103,501       3,501       1,990     103,866       3,866       2,354     104,246       4,246        2,735
   3           8,275     105,148       5,148       3,716     105,862       5,862       4,430     106,638       6,638        5,206
   4          11,314     106,724       6,724       5,372     107,900       7,900       6,548     109,231       9,231        7,878
   5          14,505     108,232       8,232       7,039     109,983       9,983       8,789     112,045      12,045       10,852
   6          17,855     109,672       9,672       8,638     112,111      12,111      11,077     115,104      15,104       14,070
   7          21,373     111,022      11,022      10,226     114,262      14,262      13,467     118,406      18,406       17,611
   8          25,066     112,282      12,282      11,725     116,436      16,436      15,879     121,976      21,976       21,419
   9          28,945     113,445      13,445      13,127     118,625      18,625      18,307     125,831      25,831       25,513
  10          33,017     114,509      14,509      14,509     120,826      20,826      20,826     129,998      29,998       29,998
  15          56,644     120,564      20,564      20,564     134,860      34,860      34,860     160,597      60,597       60,597
  20          86,798     123,093      23,093      23,093     149,035      49,035      49,035     207,782     107,782      107,782
  25         125,284     120,137      20,137      20,137     161,599      61,599      61,599     282,686     182,686      182,686
  30         174,402     107,490       7,490       7,490     166,655      66,655      66,655     397,966     297,966      297,966
==================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Policy Value on date of death, or (2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 8

Male Standard Non Tobacco User                                                                                 Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawal: None                                                             Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                    Death Benefit: Option 2*
=================================================================================================================================
         Premiums
End of  Accum at 5%              0.00 Gross                          6.00% Gross                         12.00% Gross
Year     Interest               (-1.78% Net)                        (4.22% Net)                         (10.22% Net)
         per Year
---------------------------------------------------------------------------------------------------------------------------------
                         Death       Accum       Net Cash    Death      Accum       Net Cash    Death        Accum      Net Cash
                        Benefit      Value        Value     Benefit     Value         Value     Benefit      Value       Value
=================================================================================================================================
   1          2,625     101,784       1,784         193     101,911       1,911         320     102,038       2,038          447
   2          5,381     103,490       3,490       1,979     103,854       3,854       2,343     104,235       4,235        2,723
   3          8,275     105,113       5,113       3,681     105,825       5,825       4,393     106,599       6,599        5,167
   4         11,314     106,645       6,645       5,293     107,816       7,816       6,463     109,140       9,140        7,788
   5         14,505     108,082       8,082       6,889     109,820       9,820       8,627     111,869      11,869       10,675
   6         17,855     109,418       9,418       8,383     111,831      11,831      10,796     114,795      14,795       13,791
   7         21,373     110,647      10,647       9,851     113,840      13,840      13,045     117,932      17,932       17,137
   8         25,066     111,766      11,766      11,209     115,844      15,844      15,288     121,297      21,297       20,740
   9         28,945     112,767      12,767      12,449     117,832      17,832      17,514     124,901      24,901       24,583
  10         33,017     113,642      13,642      13,642     119,791      19,791      19,791     128,758      28,758       28,758
  15         56,644     115,869      15,869      15,869     128,778      28,778      28,778     152,484      52,484       52,484
  20         86,798     112,691      12,691      12,691     133,826      33,826      33,826     184,188      84,188       84,188
  25        125,284     101,104       1,104       1,104     130,080      30,080      30,080     224,394     124,394      124,394
  30        174,402        ****        ****        ****     109,067       9,067       9,067     271,004     171,004      171,004
=================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Policy Value on date of death, or (2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.

** Policy terminated before year 30.


Appendix B - First Year Surrender Charges per $1,000 of Specified Amount

============================================================================================================
-------------------- ------------------------------------------- -------------------------------------------
     ISSUE AGE                     MALE COMPOSITE                             FEMALE COMPOSITE
-------------------- ------------------------------------------- -------------------------------------------
         0                              0.95                                        0.87
-------------------- ------------------------------------------- -------------------------------------------
         1                              1.07                                        0.99
-------------------- ------------------------------------------- -------------------------------------------
         2                              1.19                                        1.11
-------------------- ------------------------------------------- -------------------------------------------
         3                              1.30                                        1.22
-------------------- ------------------------------------------- -------------------------------------------
         4                              1.42                                        1.34
-------------------- ------------------------------------------- -------------------------------------------
         5                              1.54                                        1.46
-------------------- ------------------------------------------- -------------------------------------------
         6                              1.70                                        1.59
-------------------- ------------------------------------------- -------------------------------------------
         7                              1.88                                        1.72
-------------------- ------------------------------------------- -------------------------------------------
         8                              2.06                                        1.85
-------------------- ------------------------------------------- -------------------------------------------
         9                              2.24                                        1.98
-------------------- ------------------------------------------- -------------------------------------------
        10                              2.39                                        2.11
-------------------- ------------------------------------------- -------------------------------------------
        11                              2.51                                        2.23
-------------------- ------------------------------------------- -------------------------------------------
        12                              2.62                                        2.35
-------------------- ------------------------------------------- -------------------------------------------
        13                              2.71                                        2.46
-------------------- ------------------------------------------- -------------------------------------------
        14                              2.80                                        2.57
-------------------- ------------------------------------------- -------------------------------------------
        15                              2.88                                        2.67
-------------------- ------------------------------------------- -------------------------------------------


-------------------- ------------------------------------------- -------------------------------------------
     ISSUE AGE                          MALE                                       FEMALE
-------------------- ------------------------------------------- -------------------------------------------
                         NON TOBACCO             TOBACCO             NON TOBACCO             TOBACCO
-------------------- --------------------- --------------------- --------------------- ---------------------
        16                   2.94                  2.94                  2.74                  2.74
-------------------- --------------------- --------------------- --------------------- ---------------------
        17                   2.99                  2.99                  2.80                  2.80
-------------------- --------------------- --------------------- --------------------- ---------------------
        18                   3.03                  3.03                  2.85                  2.85
-------------------- --------------------- --------------------- --------------------- ---------------------
        19                   3.10                  3.10                  2.92                  2.92
-------------------- --------------------- --------------------- --------------------- ---------------------
        20                   3.21                  3.24                  3.03                  3.05
-------------------- --------------------- --------------------- --------------------- ---------------------
        21                   3.37                  3.49                  3.18                  3.28
-------------------- --------------------- --------------------- --------------------- ---------------------
        22                   3.56                  3.74                  3.37                  3.51
-------------------- --------------------- --------------------- --------------------- ---------------------
        23                   3.78                  4.00                  3.57                  3.75
-------------------- --------------------- --------------------- --------------------- ---------------------
        24                   4.03                  4.25                  3.79                  3.98
-------------------- --------------------- --------------------- --------------------- ---------------------
        25                   4.29                  4.50                  4.02                  4.21
-------------------- --------------------- --------------------- --------------------- ---------------------
        26                   4.57                  4.79                  4.26                  4.51
-------------------- --------------------- --------------------- --------------------- ---------------------
        27                   4.88                  5.11                  4.51                  4.85
-------------------- --------------------- --------------------- --------------------- ---------------------
        28                   5.21                  5.45                  4.77                  5.22
-------------------- --------------------- --------------------- --------------------- ---------------------
        29                   5.55                  5.82                  5.05                  5.59
-------------------- --------------------- --------------------- --------------------- ---------------------
        30                   5.89                  6.18                  5.33                  5.95
-------------------- --------------------- --------------------- --------------------- ---------------------
        31                   6.23                  6.54                  5.63                  6.31
-------------------- --------------------- --------------------- --------------------- ---------------------
        32                   6.59                  6.91                  5.93                  6.68
-------------------- --------------------- --------------------- --------------------- ---------------------
        33                   6.95                  7.30                  6.25                  7.04
-------------------- --------------------- --------------------- --------------------- ---------------------
        34                   7.32                  7.70                  6.57                  7.42
-------------------- --------------------- --------------------- --------------------- ---------------------
        35                   7.71                  8.13                  6.90                  7.79
-------------------- --------------------- --------------------- --------------------- ---------------------

  Note:  Preferred and Standard Policies use the same Surrender Charge.

-------------------- ------------------------------------------- -------------------------------------------
     ISSUE AGE                          MALE                                       FEMALE
-------------------- --------------------- --------------------- --------------------- ---------------------
                         NON TOBACCO             TOBACCO             NON TOBACCO             TOBACCO
-------------------- --------------------- --------------------- --------------------- ---------------------
        36                   8.11                  8.58                  7.22                  8.17
-------------------- --------------------- --------------------- --------------------- ---------------------
        37                   8.53                  9.05                  7.55                  8.55
-------------------- --------------------- --------------------- --------------------- ---------------------
        38                   8.95                  9.54                  7.88                  8.94
-------------------- --------------------- --------------------- --------------------- ---------------------
        39                   9.40                 10.07                  8.22                  9.32
-------------------- --------------------- --------------------- --------------------- ---------------------
        40                   9.87                 10.62                  8.58                  9.70
-------------------- --------------------- --------------------- --------------------- ---------------------
        41                  10.36                 11.21                  8.96                 10.06
-------------------- --------------------- --------------------- --------------------- ---------------------
        42                  10.86                 11.82                  9.35                 10.41
-------------------- --------------------- --------------------- --------------------- ---------------------
        43                  11.39                 12.46                  9.76                 10.76
-------------------- --------------------- --------------------- --------------------- ---------------------
        44                  11.94                 13.14                 10.18                 11.12
-------------------- --------------------- --------------------- --------------------- ---------------------
        45                  12.53                 13.86                 10.64                 11.52
-------------------- --------------------- --------------------- --------------------- ---------------------
        46                  13.14                 14.61                 11.10                 11.92
-------------------- --------------------- --------------------- --------------------- ---------------------
        47                  13.76                 15.39                 11.56                 12.30
-------------------- --------------------- --------------------- --------------------- ---------------------
        48                  14.41                 16.21                 12.06                 12.73
-------------------- --------------------- --------------------- --------------------- ---------------------
        49                  15.12                 17.08                 12.62                 13.25
-------------------- --------------------- --------------------- --------------------- ---------------------
        50                  15.91                 18.00                 13.28                 13.91
-------------------- --------------------- --------------------- --------------------- ---------------------
        51                  16.79                 19.00                 14.07                 14.77
-------------------- --------------------- --------------------- --------------------- ---------------------
        52                  17.74                 20.07                 14.98                 15.79
-------------------- --------------------- --------------------- --------------------- ---------------------
        53                  18.74                 21.18                 15.94                 16.89
-------------------- --------------------- --------------------- --------------------- ---------------------
        54                  19.78                 22.31                 16.92                 18.00
-------------------- --------------------- --------------------- --------------------- ---------------------
        55                  20.83                 23.43                 17.86                 19.04
-------------------- --------------------- --------------------- --------------------- ---------------------
        56                  21.85                 24.48                 18.70                 19.96
-------------------- --------------------- --------------------- --------------------- ---------------------
        57                  22.84                 25.47                 19.49                 20.80
-------------------- --------------------- --------------------- --------------------- ---------------------
        58                  23.88                 26.50                 20.30                 21.65
-------------------- --------------------- --------------------- --------------------- ---------------------
        59                  25.04                 27.68                 21.20                 22.59
-------------------- --------------------- --------------------- --------------------- ---------------------
        60                  26.39                 29.11                 22.30                 23.71
-------------------- --------------------- --------------------- --------------------- ---------------------
        61                  27.01                 29.87                 23.08                 24.53
-------------------- --------------------- --------------------- --------------------- ---------------------
        62                  27.42                 30.48                 23.84                 25.32
-------------------- --------------------- --------------------- --------------------- ---------------------
        63                  27.73                 31.00                 24.55                 26.06
-------------------- --------------------- --------------------- --------------------- ---------------------
        64                  28.04                 31.50                 25.20                 26.71
-------------------- --------------------- --------------------- --------------------- ---------------------
        65                  28.45                 32.05                 25.75                 27.25
-------------------- --------------------- --------------------- --------------------- ---------------------
        66                  28.96                 32.58                 26.18                 27.60
-------------------- --------------------- --------------------- --------------------- ---------------------
        67                  29.50                 33.05                 26.49                 27.78
-------------------- --------------------- --------------------- --------------------- ---------------------
        68                  30.07                 33.55                 26.74                 27.91
-------------------- --------------------- --------------------- --------------------- ---------------------
        69                  30.70                 34.19                 27.00                 28.07
-------------------- --------------------- --------------------- --------------------- ---------------------
        70                  31.39                 35.07                 27.31                 28.39
-------------------- --------------------- --------------------- --------------------- ---------------------
        71                  32.25                 36.52                 27.72                 29.01
-------------------- --------------------- --------------------- --------------------- ---------------------
        72                  33.12                 37.97                 28.12                 29.64
-------------------- --------------------- --------------------- --------------------- ---------------------
        73                  33.98                 39.41                 28.53                 30.26
-------------------- --------------------- --------------------- --------------------- ---------------------
        74                  34.85                 40.86                 28.93                 30.89
-------------------- --------------------- --------------------- --------------------- ---------------------
        75                  35.71                 42.31                 29.34                 31.51
-------------------- --------------------- --------------------- --------------------- ---------------------

Note:  Preferred and Standard Policies use the same Surrender Charge.

Appendix C - Death Benefit Percentage Factor
================================================================================

The Death Benefit Percentage Factor required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.

    Attained Age     |    Death Benefit Percentage Factor
    -------------------------------------------------------------
    0-40             |        2.50
    41               |        2.43
    42               |        2.36
    43               |        2.29
    44               |        2.22
    45               |        2.15
    --------------------------------------------
    46               |        2.09
    47               |        2.03
    48               |        1.97
    49               |        1.91
    50               |        1.85
    --------------------------------------------
    51               |        1.78
    52               |        1.71
    53               |        1.64
    54               |        1.57
    55               |        1.50
    --------------------------------------------
    56               |        1.46
    57               |        1.42
    58               |        1.38
    59               |        1.34
    60               |        1.30
    --------------------------------------------
    61               |        1.28
    62               |        1.26
    63               |        1.24
    64               |        1.22
    65               |        1.20
    --------------------------------------------
    66               |        1.19
    67               |        1.18
    68               |        1.17
    69               |        1.16
    70               |        1.15
    --------------------------------------------
    71               |        1.13
    72               |        1.11
    73               |        1.09
    74               |        1.07
    75-90            |        1.05
    --------------------------------------------
    91               |        1.04
    92               |        1.03
    93               |        1.02
    94               |        1.01
    95               |        1.00
    --------------------------------------------

                                     PART II

                                  UNDERTAKINGS

1. Section 11 of the Bylaws of CUNA Mutual Life Insurance Company provides for indemnification of officers and directors of the Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of the Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

2. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



 REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

CUNA Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The Prospectus consisting of 106 pages.

         Undertakings.

         Representation.

         The signatures.

         Written consent or opinion of the following persons:

                  PricewaterhouseCoopers LLP
                  Scott Allen - Associate Actuary

         The following exhibits:

1. Exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2:

     1. Resolution to Authorize Registration of and Investment in Separate Accounts. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

     2.   Not Applicable

     3.a. Distribution  Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

       b. Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

     4.   Not Applicable

     5.a. Standard VUL Contract.

          i. Accelerated Benefit Option Endorsement. Form 1668 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

          ii. Accidental Death Benefit Rider. 99-ADB-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

          iii. Children's Insurance Rider. 99-CIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

          iv. Executive Benefit Plan Endorsement. 98-EBP Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

          v. Guaranteed Insurability Rider. 99-GIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

          vi. Term Insurance Rider for Other Insureds. 99-OIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

          vii. Waiver of Premium Disability Rider. 99-WVR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.


          viii.State Variations to 99-VUL.

          ix.  State Variations to 99-VULAPP.

          x.   Amendment to VUL Contract, 2000-VULAMEND.


     6.a. Articles of Incorporation of the Company. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

       b. Bylaws.   Incorporated   herein  by  reference  to  Form  S-6  initial
          registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

     7.   Not Applicable

     8. Servicing Agreement Between CUNA Mutual Life Insurance Company and CIMCO Inc. dated May 1, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

     9.a. Participation Agreement between T. Rowe Price International Series,
          Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.


       b. Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.


       c. Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.


       d. Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.


       e. Participation Agreement between Oppenheimer Variable Account Funds and the Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.


       f. Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000.


     10. Application. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

2.   Opinion  of  Counsel.   Incorporated   herein  by  reference  to  Form  S-6
     pre-effective   amendment  no.  1  (File  No.  333-81499)  filed  with  the
     Commission on October 6, 1999.

3.   Not applicable

4.   Not applicable

5.   Not applicable

6.   Not applicable

7. Issuance, Transfer and Redemption Procedures. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

Powers of Attorney.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 11th day of April, 2001.

                 CUNA Mutual Life Variable Account (Registrant)

                 By:  CUNA Mutual Life Insurance Company

                 By:   /s/Michael B. Kitchen
                          Michael B. Kitchen
                          President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, CUNA Mutual Life Variable Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 11th day of April, 2001.

                 CUNA Mutual Life Insurance Company (Depositor)

                 By:   /s/Michael B. Kitchen
                          Michael B. Kitchen
                          President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURES AND TITLE                  DATE                               SIGNATURES AND TITLE                   DATE

James C. Barbre                       *                                   Brian L. McDonnell                    *
--------------------------------------                                    --------------------------------------
James C. Barbre, Director                                                 Brian L. McDonnell, Director


Robert W. Bream                       *                                   C. Alan Peppers                       *
--------------------------------------                                    --------------------------------------
Robert W. Bream, Director                                                 C. Alan Peppers, Director


James L. Bryan                        *                                   Omer K. Reed                          *
--------------------------------------                                    --------------------------------------
James L. Bryan, Director                                                  Omer K. Reed, Director


Loretta M. Burd                       *                                   Neil A. Springer                      *
--------------------------------------                                    --------------------------------------
Loretta M. Burd, Director                                                 Neil A. Springer, Director


Ralph B. Canterbury                   *                                   Farouk D. G. Wang                     *
--------------------------------------                                     -------------------------------------
Ralph B. Canterbury, Director                                             Farouk D. G. Wang, Director


Rudolf J. Hanley                      *                                   Larry T. Wilson                       *
--------------------------------------                                    --------------------------------------
Rudolf J. Hanley, Director                                                Larry T. Wilson, Director


Jerald R. Hinrichs                    *                                   /s/Kevin S. Thompson                  04/11/01
--------------------------------------                                    --------------------------------------
Jerald R. Hinrichs, Director                                              Kevin S. Thompson, Attorney-In-Fact


/s/Micahel B. Kitchen                 04/11/01
-------------------------------------
Michael B. Kitchen, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.

SIGNATURE AND TITLE                                             DATE

/s/Michael G. Joneson                                           04/11/01
Michael G. Joneson
Vice President - Accounting & Financial Systems

/s/Jeffrey D. Holley                                            04/11/01
Jeffrey D. Holley
Chief Financial Officer

/s/Michael B. Kitchen                                           04/11/01
Michael B. Kitchen
President and Chief Executive Officer

                                  EXHIBIT INDEX


PricewaterhouseCoopers LLP Consent

Associate Actuary Opinion

5.a. VUL Contract

5.viii. State Variations to 99-VUL.

5.ix. State Variations to 99-VULAPP.

5.x. Amendment to VUL Contract, 2000-VULAMEND.

9.f. Participation  Agreement  between  Franklin  Templeton  Variable  Insurance
     Products Trust, Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated May 1, 2000.


Powers of Attorney

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-6 of our reports dated February 9, 2001, relating to the financial statements and financial highlights of CUNA Mutual Life Variable Account and April 6, 2001, relating to the financial statements of CUNA Mutual Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.

Milwaukee, Wisconsin
April 16, 2001

                                  Exhibit 5.a.

                                  VUL Contract

CUNA Mutual Life Insurance Company

A Mutual Insurance Company
2000 Heritage Way, Waverly, Iowa 50677
Telephone:  800/798-5500


            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                            POLICY NUMBER: 123456789

READ YOUR POLICY CAREFULLY. This is a legal contract between you and CUNA Mutual Life Insurance Company. Your policy is issued based on the information in the application and payment of premiums as shown on the data page(s). We will pay death benefit proceeds and provide for other benefits described in this policy provided all its terms and conditions are met.

THE AMOUNT OF DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS SELECTED, IF ANY, AND ON THE DEATH BENEFIT OPTION SELECTED AS DESCRIBED IN SECTION 14.

THE PORTION OF YOUR POLICY VALUE IN THE SUBACCOUNT(S) MAY VARY FROM DAY TO DAY AND IS NOT GUARANTEED. IT MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNT(S) SELECTED.

THIS POLICY IS INTENDED TO QUALIFY FOR TREATMENT AS A LIFE INSURANCE POLICY UNDER THE INTERNAL REVENUE CODE. WE MAY RETURN PREMIUMS WHICH WOULD DISQUALIFY THE POLICY FROM TAX TREATMENT AS A LIFE INSURANCE POLICY.

Signed for CUNA Mutual Life Insurance Company, Waverly, Iowa, on the policy issue date.

/s/Michael B. Kitchen                                       /s/Barbara L. Secor
President                                                   Assistant Secretary

RIGHT TO EXAMINE: It is important to us that you are satisfied with your policy after it is issued. If you are not satisfied, you may return it to us within [ten (10)] days after you receive it, or within forty-five (45) days after the application was signed. If this policy is a replacement for an existing policy, you may return it to us within [twenty (20)] days after you receive it. You may return it by delivering or mailing it to our home office, the agent through whom it was purchased, or to any agent of CUNA Mutual Life Insurance Company. If you return the policy, we will treat it as if it had not been issued. You will receive a refund equal to the premiums you paid within seven (7) days of receipt of the policy in our home office.

               Flexible Premium Variable Universal Life Insurance
                            Adjustable Death Benefit
        Flexible Premiums Payable During Lifetime of Insured Until Age 95
        Death Benefit Payable at Death of Insured Prior to Maturity Date
                                  Participating

--------------------------------------------------------------------------------
POLICY GUIDE AND INDEX


Data Page.....................................................Section  1
Definitions...................................................Section  2
General Information...........................................Section  3
Dividends ....................................................Section  4
Right to Convert..............................................Section  5
Premiums......................................................Section  6
Insurance Charges.............................................Section  7
Premium Investment Options....................................Section  8
Transfer Privilege............................................Section  9
Policy Value..................................................Section 10
Partial Withdrawals and Policy Surrender......................Section 11
Policy Loans..................................................Section 12
Restrictions on Policy........................................Section 13
Death Benefit.................................................Section 14
Payment of Proceeds...........................................Section 15
Beneficiary...................................................Section 16
Settlement Options............................................Section 17
Option Tables.................................................Section 18
Additional Benefit Rider(s)
Guaranteed Maximum Annual Cost of Insurance Rate Table(s)

--------------------------------------------------------------------------------
SUMMARY OF POLICY BENEFITS
--------------------------------------------------------------------------------

Living Benefits

Policy Loans
Partial Withdrawals
Transfer Privileges
Dividends

Death Benefit

The amount payable to the beneficiary is determined as of the date of the insured's death. It is equal to the following amounts:

o       The  death  benefit  amount  on the date of  death;  plus
o       Any premiums  received  after  the  date  of  death;  minus
o       Any   partial withdrawals taken after the date of death; minus
o       Any  insurance  charges due if the insured dies during a grace  period;
        minus
o       Any loan amount.

Additional Benefit Rider(s)

Any additional benefit rider(s) listed on the data page are described more fully in the additional benefit rider(s) that follow Section 18.

Policy Number:  123456789

SECTION  1.                         DATA PAGE

            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

OWNER:   John Doe                                SPECIFIED AMOUNT:  $50,000

INSURED:   John Doe                              RATING:  Standard Tobacco

ISSUE DATE:       January 15, 2000               ISSUE AGE:  35

MATURITY DATE:  January 15, 2060                 GENDER:  Male

DEATH BENEFIT OPTION:  Option 1                  COST OF INSURANCE RATES:   Male

                                                      Specified                  Protection
Protection Provided by Policy and Riders:              Amount                   Provided Until *
-----------------------------------------             --------                  ----------------
Flexible Premium Variable Universal Life Insurance     $50,000                 January 15, 2060
Other Insured Rider(s)                                 $50,000                 January 15, 2060
Accidental Death Benefit Rider                         $50,000                 January 15, 2035
Guaranteed Insurability Rider                          $50,000                 January 15, 2005
Child Insured Rider(s)                                 10 units                January 15, 2030
Waiver of Premium Disability Rider                        N/A                  January 15, 2030

*The cost of insurance for the protection provided is deducted from the policy value. Cost of insurance rates for each type of protection are shown in separate tables on subsequent pages. It is possible that protection will not continue to the date(s) shown if either no premiums are paid after the initial premium payment, or subsequent premium payments plus investment results on the designated subaccount(s) are not adequate to continue protection to the date shown. It is also possible that protection will continue to the date shown, but with little or no policy value on that date.

PREMIUM INFORMATION:

     Initial Required Premium:  $192.83
     Initial Premium:   $192.83
     Planned Premium:   $1,156.96  annually

     Basic Guarantee Premium**:   $1,156.96
     Extended Guarantee Premium**:   $1,571.42

** These are the initial amounts as of the policy issue date. If you make a change to your policy benefits or change how you fund your policy, these amounts will change.

POLICY INTEREST RATES (COMPOUNDED ANNUALLY):
     Loan Account Rate:  4%
     Standard Loan Rate: [ 6% ]   Preferred Loan Rate:  [4.5%]
     Guaranteed Settlement Option Rate:  4%

DEATH BENEFIT DISCOUNT FACTOR:   1.0032737

INITIAL ALLOCATION OF NET PREMIUMS:

Minimum Allocation Percentage:  5%

   VARIABLE ACCOUNT :   CUNA Mutual Life Variable Account

                                                                   Net Premium
 Subaccounts/Fixed Account       Fund                               Allocation

Mid-Cap Stock                   Ultra Series                         100%
Capital Appreciation Stock      Ultra Series                           0%
G & I Stock                     Ultra Series                           0%
Balanced                        Ultra Series                           0%
Bond                            Ultra Series                           0%
Money Market                    Ultra Series                           0%
Global Governments              MFS Variable Insurance Trust           0%
International Stock             T. Rowe Price Intl Series, Inc.        0%
Emerging Growth                 MFS Variable Insurance Trust           0%
Hi Income                       Oppenheimer Variable Acct Funds        0%
Devlp Mkts                      Templeton Var Prod Series Funds        0%
Fixed Account                   N/A                                    0%

CHARGES AND FEES:

Administrative Charge: .0375 per $1000 of specified amount monthly for years 1-10 (.45 per $1000 annually)

Mortality and Expense Risk Charge: .00246575% daily on variable account value (.90% annually)

Premium Expense Charge:

Policy Fee*:  $6.00 monthly  ($72.00 annually)

Service Fees*:

     Transfer: $ 10.00 per transfer after the first 12 transfers during a policy year.
     Specified Amount Increase: $100.00 per requested increase after the first increase during a policy year.
     Partial Withdrawal: $25.00 or 2% of amount withdrawn (whichever is less) per partial withdrawal.

* We reserve the right to reduce or waive any of these fees. Any reduction or waiver will be administered in a non-discriminatory manner.

Surrender Charges:

      Year
        1                            $406.50
        2                             386.17
        3                             365.85
        4                             345.52
        5                             304.87
        6                             264.22
        7                             203.25
        8                             142.27
        9                              81.30
      10+                               0

In the event of full surrender, surrender charges will be assessed against the policy value. These charges are based on the policy's initial specified amount. Additional surrender charges will be assessed if the specified amount is increased.

SECTION  2.                         DEFINITIONS

2.1   What are the most commonly used terms and what do they mean?

accounts - Allocation options including the fixed account of the general account and the subaccounts of the variable account.

accumulation unit - A unit of measure used to calculate variable account value.

age -  The insured's age at the insured's most recent birthday.

basic guarantee premium - The required amount of annual premium payable to keep the basic guarantee, as described in Section 6, in effect.

beneficiary - The person or persons you have chosen to receive the death proceeds.

extended guarantee premium - The required amount of annual premium payable to keep the extended guarantee, as described in Section 6, in effect.

fixed account - An option under the policy funded by our general account. It is not part of, nor dependent upon, the investment performance of the variable account.

fixed account value - The value of the policy in the fixed account.

fund - Each investment portfolio (sometimes called Series) of the Ultra Series Fund or any other open-end management investment company or unit investment trust in which a subaccount invests.

general account - Our assets other than those allocated to the variable account or any other variable account of CUNA Mutual Life Insurance Company.

home office - CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, Iowa, 50677.

in force - The insured's life is insured under the terms of this policy.

initial premium - The amount we received as of the policy issue date.

initial required premium - The amount required on or prior to the policy issue date. The initial required premium is shown on the data page.

irrevocable beneficiary - A beneficiary who has certain rights which cannot be changed unless s/he consents to the change.

lapse - The insured's life is no longer insured under this policy.

loan account - A portion of our general account to which fixed account and/or variable account value is transferred to provide collateral for any loan taken under the policy.

loan account value -  The value of the policy in the loan account.

loan amount - The sum of your loan principal plus any accrued loan interest.

maturity date - The date on which we will pay you the surrender value, if any, provided the insured is still living. The original maturity date is shown on the data page.

minimum subsequent premium - The minimum amount we will accept as a premium payment after the initial premium.

monthly processing day - The same day in each month as the policy issue date in which insurance charges for this policy are deducted and interest is credited on any amounts in the fixed account.

net amount at risk - The difference between the death benefit and the policy value.

net premium -The amount you pay as the premium, less the premium expense charge.

payee - The person receiving settlement option payments upon whose life payments are based.

planned premium - The amount you plan to pay on a regular basis over a specified period of time to fund your policy. The planned premium as of your policy issue date is shown on the data page.

policy anniversary - Same day and month as the policy issue day and month for each year the policy remains in force.

policy issue date - The date coverage under this policy begins. The date from which policy anniversaries and monthly processing days are determined.

policy fee - A portion of the insurance charge which is deducted each monthly processing day to cover policy expenses. The policy fee is shown on the data page.

policy year - A twelve-month period beginning on a policy anniversary.

policy value - The total amount invested under the policy. It is the sum of the variable account value, the fixed account value, and the loan account value.

premium expense charge - An amount we deduct from your premium payments to cover taxes we are currently charged by your state of residence. The initial charge is shown on the data page.

pro rata - A method of distribution of variable account value and fixed account value among any or all of your accounts. The distribution is in the same proportion that the value in each account has to the total value of the affected accounts.

specified amount - The amount used to determine the death benefit amount. The specified amount is shown on the data page.

subaccount - A subdivision of the variable account; the assets of which are invested in a corresponding fund.

surrender value - The policy value less any applicable surrender charges and any loan amount.

valuation day - Each day on which valuation of the assets of a subaccount is required by applicable law.

valuation period - The period beginning at the close of the New York Stock Exchange (currently 3:00 p.m. Central Time) of one valuation day, and continuing to 3:00 p.m. Central Time, or the close of the New York Stock Exchange, whichever is earlier, of the next succeeding valuation day.

variable account - The CUNA Mutual Life Variable Account. A segregated investment account of CUNA Mutual Life Insurance Company into which net premiums may be allocated.

variable account value -  The value of the policy in the variable account.

we, our, us - CUNA Mutual Life Insurance Company.

written request - A signed and dated written notice in a form satisfactory to us and received in our home office.

you, your - The owner of this policy who is entitled to exercise all rights and privileges provided in the policy.

SECTION  3.                         GENERAL INFORMATION

3.1   What is our agreement with you?

Our agreement with you consists of the policy, any attached riders, endorsements or amendments, and applications.

No one except a company officer can change or give up any of the rights or requirements in this policy. Any change must be made in writing.

3.2   Can this policy be contested?

         We relied on statements you made in the application when we issued this policy. In the absence of fraud, we will accept the statements made in the application or reinstatement application to be representations and not warranties. Statements made in the application or reinstatement application will not be used to contest this policy or challenge a claim under this policy unless that statement is material.

A statement is material if, based on correct and complete information, we would have:

     a.)  denied coverage;
     b.) issued the policy at a higher cost of insurance rate; or c.) issued the policy on some other basis than applied for.

If this policy is void as a result of a contest, any money you paid, less any partial withdrawals and loan amount, will be refunded to you.

3.3   When does this  policy become incontestable?

         This policy is incontestable as to the initial specified amount after it has been in force during the insured's lifetime for two years from the policy issue date. If this policy is reinstated, it is incontestable after it has been in force during the insured's lifetime for two years from the date of reinstatement. If reinstatement occurs, it may be contested on the basis of statements made in the reinstatement application.

This provision applies only to this policy. Any additional benefit rider(s) have separate incontestability provisions.

Any amount of increase in the specified amount becomes incontestable after the increase has been in force during the insured's lifetime for two years from the effective date of the increase.

3.4   How do you exercise your rights as owner?

         You may exercise all the rights allowed by this policy during the insured's lifetime and prior to the maturity date by written request.

3.5   How is ownership of this policy changed?

         A change of owner may be made at any time before the insured's death by
written   request.   The  written  consent  of  each  assignee  and  irrevocable beneficiary is required.

Your written request will not be effective until it is recorded at our home office. After it has been recorded, it will take effect as of the date you signed the request. We will not be responsible for any action taken before we record the request.

3.6   What if the insured's age or gender has been misstated?

         For a policy based on male or female cost of insurance rates (see data page for basis), if the insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows:

     a.) If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent monthly processing day would have purchased at the insured's correct age and gender.

     b.) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the insured's correct age and gender beginning on the next monthly processing day.

For a policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the insured's age has been misstated, an adjustment will be made to reflect the correct age as follows:

     a.) If the misstatement is discovered at death, the death benefit will be adjusted based on what the cost of insurance rate as of the most recent monthly processing day would have purchased at the insured's correct age.

     b.) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the insured's correct age beginning on the next monthly processing day.

3.7   Is there a suicide exclusion?

         Suicide by the insured, whether sane or insane, within two years of the policy issue date or reinstatement date is not covered by this policy. If the insured dies by suicide during this two year period, the premium you paid, less any partial withdrawals and loan amount, will be refunded to you. If the insured dies by suicide within two years of the date of an increase in the specified amount, the only amount payable with respect to the increase will be a return of the cost of insurance and administrative charge made for the increase.

3.8   Can this policy be assigned as collateral security?

         You may assign this policy while it is in force by written request provided:

     a.) the assignment is in writing on a form acceptable to us; b.) it is signed by you and any irrevocable beneficiaries; and c.) it is received by us at our home office.

The assignment will be effective on the date the written request is received at our home office and accepted by us. We will not be responsible for any action taken before we record the request or for the validity of any assignment.

3.9   Can the maturity date be extended?

         You may extend the original maturity date of this policy by selecting a new maturity date at any time by written request before the policy anniversary at the insured's age 95. If a new maturity date is chosen, your policy will not mature on the original maturity date, and on the policy anniversary at the insured's age 95:

     a.)  we will not accept additional premium for this policy;
     b.)  the specified amount will be decreased to zero;
     c.) the cost of insurance rate will be zero; and d.) the death benefit percentage factor will be equal to 1.01 and will remain at 1.01 to the new maturity date. On the new maturity date, the death benefit percentage factor will be equal to 1.00. (See Section 14.)


3.10  Will annual reports be sent?

         We will send you a report at least annually which provides information about your policy as required by any applicable law.

3.11   Can we modify the policy?

         Upon notice to you, we may modify this policy if:

          a.) necessary to permit the policy or the variable account to comply with any applicable law or regulation issued by a government agency;
          b.) necessary to assure continued qualification of the policy under the Internal Revenue Code or other federal or state laws relating to variable life contracts; or
          c.) necessary to reflect a change in the operation of the variable account. (See Section 8.)

In the event of most such modifications, we will make appropriate endorsements to the policy.

3.12  When will this policy terminate?

         This policy will terminate on the earliest of:

     a.)  the date you request full surrender;
     b.)  the date death proceeds are payable;
     c.)  the maturity date; or
     d.)  the date the grace period ends without payment of the premium due.

SECTION  4.       DIVIDENDS

4.1   Will this policy receive dividends?

While this policy is in force, it will share in our divisible surplus. We will determine once a year if any dividends are payable on this policy. You will receive dividends, if any, on your policy anniversary. We do not anticipate any dividends to be paid during the first 10 policy years.

4.2   How can dividends be applied?

You may request that we apply your dividends by:

     a.)  paying them to you in cash; or

     b.) applying them to your accounts according to your premium allocation percentages on file at our home office.

If you do not choose an option, any dividends payable will be applied to your accounts according to your premium allocation percentages on file at our home office.

SECTION  5.       RIGHT TO CONVERT

5.1   Can this policy be converted?

You may convert this policy to a fixed policy during the first 24 months after the policy issue date. It may be converted to a fixed policy by transferring, without charge, the value in the subaccounts to the fixed account. If you do so, future payments will be allocated to the fixed account, unless you specify otherwise. The conversion will become effective when we receive your written request.

SECTION  6.       PREMIUMS

6.1   What are the premiums for this policy?

         The initial required premium for this policy is shown on the data page. This amount must be paid to us during the lifetime of the insured on or before the policy issue date. All premiums after the initial required premium are payable to us at our home office. We will give you a receipt for payment if you request it.

The amount and frequency of your planned premium as of the policy issue date is shown on the data page. You may increase, decrease, or skip planned premium payments, or make unscheduled premium payments, subject to the limits described below.

6.2   Are there any limits on premium payments?

         We will accept premium payments subject to the following limitations:

          a.) the payment does not increase the policy value such that it disqualifies your policy as life insurance under Internal Revenue Code regulatory guidelines; and

          b.) the payment does not increase the net amount at risk. We may allow a payment that increases the net amount at risk if we receive evidence of insurability satisfactory to us.

6.3   What happens if you stop making premium payments?

         If you stop making premium payments and your surrender value on any monthly processing day is sufficient to pay the insurance charges, your policy will remain in force. Insurance charges will be deducted on each monthly processing day until the earlier of:

     a.) the monthly processing day the surrender value is less than the amount needed to pay the insurance charges; or

     b.)  the maturity date.

6.4 What happens if your surrender value is insufficient to pay the insurance charges?

         If your surrender value on any monthly processing day is insufficient to pay the insurance charges, we will mail a notice of impending termination to you at your last post office address known to us and your grace period will begin. However, if your policy meets the premium requirements of one of the guarantees described below, your policy will continue in force for the duration of the guarantee provided you meet the requirements of that guarantee.

     a.) Basic Guarantee: The basic guarantee is in effect provided the total of your net premiums on each monthly processing day following your policy issue date, less the total of any partial withdrawals and loans taken to date, is at least equal to the basic guarantee premium requirement. The basic guarantee premium requirement is equal to the total amount of all basic guarantee premiums accumulated as of that monthly processing day. This basic guarantee will remain in effect as long as you meet the premium requirements, and will continue until the later of: 1.) the insured's attained age 65; or 2.) 10 years after the policy issue date. The basic guarantee premium as of the policy issue date is shown on the data page. If you make a change to your policy benefits or change how you fund your policy, this amount will change and will affect the premium required for the basic guarantee.

     b.) Extended Guarantee: The extended guarantee is in effect provided the total of your net premiums on each monthly processing day following your policy issue date, less the total of any partial withdrawals and loans taken to date, is at least equal to the extended guarantee premium requirement. The extended guarantee premium requirement is equal to the total amount of all extended guarantee premiums accumulated as of that monthly processing day. This extended guarantee will remain in effect as long as you meet the premium requirements, and will continue until your attained age 95. The extended guarantee premium as of the policy issue date is shown on the data page. If you make a change to your policy benefits or change how you fund your policy, this amount will change and will affect the premium required for the extended guarantee.

You will be notified if the total of your net premiums is no longer sufficient to keep the basic guarantee or extended guarantee in effect.

If the basic guarantee was previously in effect, you will have 61 days to pay us sufficient premium in order to keep the basic guarantee in effect. If the extended guarantee was previously in effect, you will have 61 days to pay us sufficient premium to keep either the basic guarantee or extended guarantee in effect.

During the guarantee period, insurance charges will continue to be deducted, and may result in a surrender value of less than zero at the end of the period. If your surrender value is equal to or less than zero at the end of the guarantee period, we will mail a notice of impending termination to you at your last post office address known to us and your grace period will begin.

6.5   What is the grace period?

         You have a grace period of 61 days after the mailing date of the notice of impending termination to pay us sufficient premium to keep your policy in force.

The premium due is equal to the amount required to increase the surrender value to zero by the end of the grace period, plus two months of expected insurance charges.

If you pay the premium due on or before the end of the 61 day grace period, your policy will remain in force as if the amount had been paid on the monthly processing day.

If the insured dies during the grace period, we will pay the death proceeds to the beneficiary. Any insurance charges due will be deducted from the death proceeds.

6.6 What happens if the premium due is not paid on or before the end of the grace period?

         If the premium due is not paid on or before the end of the grace period, all coverage under the policy and any rider(s) will lapse without value at the end of the grace period. However, you may ask us to reinstate your policy within five years after its lapse. In order to do so, we will require the following:

     a.)  your written request for reinstatement;
     b.)  evidence of insurability satisfactory to us;
     c.) payment of net premium sufficient to increase the surrender value to zero as of the end of the grace period, plus two months of expected insurance charges; and
     d.) payment or reinstatement of any loan amount which existed at the end of the grace period.


The cost of insurance will be based on the underwriting classification of the reinstated policy.

The reinstatement will become effective immediately upon our approval of the reinstatement. If either the basic guarantee or the extended guarantee was in effect at the time of lapse, then it will continue in effect as if the policy had never ended, provided you pay us sufficient premium to keep the guarantee in effect.

SECTION  7.       INSURANCE CHARGES

7.1   What do the insurance charges consist of and when are they deducted?

The insurance charges for this policy consist of:

     a.)  the cost of insurance; plus
     b.)  the cost of any riders; plus
     c.)  the policy fee; plus
     d.)  the administrative charge.

Insurance charges will be deducted pro rata on each monthly processing day. We reserve the right to allow other methods for the deduction of insurance charges. You will be notified of the availability of any such methods. If an account value is insufficient to pay its portion of the insurance charges, such charges will be taken on a pro rata basis from the remaining accounts.

7.2   How is the cost of insurance calculated?

         The cost of insurance is calculated on each monthly processing day. It is equal to:

     a.)  the net amount at risk; divided by
     b.) the death benefit discount factor (see data page); multiplied by c.) the current cost of insurance rate.

7.3   Can the current cost of insurance rate schedule change?

         We may change the current cost of insurance rate schedule from time to time based on changes in future expectations for such factors as: investment earnings, mortality, persistency, expenses, and taxes. Any change will apply to all persons of the same age, gender (for a policy based on male or female cost of insurance rates), plan of insurance, and rating class, and whose policies have been in effect for the same length of time. We will not change the current cost of insurance rates because of a change in the insured's health or occupation, or to recoup prior losses.

The current cost of insurance rates will never be greater than those shown in the guaranteed maximum annual cost of insurance rate table.

SECTION  8.       PREMIUM INVESTMENT OPTIONS

8.1   What is the fixed account?

         The fixed account is a non-segregated portion of our general account. The fixed account does not depend on the investment performance of the variable account. Subject to applicable law, we have sole discretion over the investment of assets supporting the fixed account.

8.2   What is the variable account?

         The variable benefits under this policy are provided through the CUNA Mutual Life Variable Account, which is referred to in this policy as the variable account. The variable account is a segregated investment account to which we allocate certain assets and liabilities related to this policy and other variable policies. The variable account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

We own the assets of the variable account. We value the assets of the variable account each valuation day.

That portion of the assets of the variable account equal to the reserves and other policy liabilities of the policy supported by the variable account will not be charged with liabilities arising from any other business that we may conduct. We have the right to transfer to our general account any assets of the variable account that are in excess of such reserves and other policy liabilities. The income, gains, and losses, realized or unrealized, from the assets allocated to the variable account will be credited to or charged against the variable account, without regard to our other income, gains, or losses.

The variable account is divided into subaccounts. The subaccounts as of the policy issue date are shown on the data page. Each subaccount invests its assets solely in the shares or units of designated funds of underlying investment companies. The funds corresponding to the subaccounts available as of the policy issue date are shown on the data page. Net premiums allocated and transfers to a subaccount are invested in the fund supporting that subaccount.

8.3   Can the variable account be modified?

         Subject to obtaining approval or consent required by applicable law, we reserve the right to:

     a.) combine the variable account with any of our other variable accounts; b.) eliminate or combine any subaccounts and transfer the assets of any subaccount to any other subaccount;
     c.) add new subaccounts and make such subaccounts available to any class of policies as we deem appropriate;
     d.)  add new funds or remove existing funds;
     e.) substitute a different fund for any existing fund, if shares or units of a fund are no longer available for investment, or if we determine that investment in a fund is no longer appropriate;
     f.) deregister the variable account under the 1940 Act if such registration is no longer required;
     g.) operate the variable account as a management investment company under the 1940 Act (including managing the variable account under the direction of a committee) or in any other form permitted by law;
     h.) restrict or eliminate any voting rights of owners or other persons having such rights as to the variable account; and
     i.) make any other changes to the variable account or its operations as may be required by the 1940 Act or other applicable law or regulations.

In the event of any such substitution or other change, we may make changes to this and other policies as may be necessary or appropriate to reflect such substitution or other changes.

The investment policy of a subaccount may not be changed unless:

     a.) the change is approved, if required, by the Insurance Commissioner of the State of Iowa; and
     b.) a statement of such approval is filed, if required, with the insurance department of the state in which this policy is delivered.


SECTION  9.       TRANSFER PRIVILEGE

9.1   Can you transfer values among and between the accounts?

         You may transfer values among and between the accounts while the insured is living and before the maturity date by written request. The transfer privilege allows you to:

     a.) transfer an amount up to the amount invested in one subaccount to another subaccount at any time;
     b.) transfer an amount up to the amount invested in a subaccount to the fixed account at any time except for the six month period after a transfer out of the fixed account; and
     c.) transfer an amount out of the fixed account at any time during the 30 day period beginning on and immediately following the policy anniversary. Only one transfer of up to 25% of the fixed account will be allowed each policy year. Transfer of amounts from the fixed account to two or more subaccounts occurring on the same day will be considered one transfer.

The service fee for the transfer, if any, is shown on the data page. The fee will be deducted from the account from which the transfer is made. If a transfer is made from more than one account at the same time, the fee will be deducted pro rata from such accounts. If an account value is insufficient, the fee will be deducted pro rata from the remaining accounts.

Multiple transfers made on the same day will be treated as one transfer for the purpose of assessing a transfer fee. We reserve the right to waive any transfer restrictions, or to limit or suspend the transfer privilege for a reasonable period of time. Any waiver of transfer restriction, or limit or suspension of the transfer privilege, will be administered in a nondiscriminatory manner.

SECTION  10.      POLICY VALUE

10.1  What is your policy value?

         Your policy value at any time is equal to the sum of the values you have in the fixed account, the variable account, and the loan account.

10.2  How is your fixed account value determined?

         Your fixed account value is equal to:

     a.) the amounts allocated or transferred to the fixed account; plus b.) interest earned; minus c.) any partial withdrawal or loan taken; minus d.) any amounts transferred to any subaccounts of the variable account.

We will credit interest on each monthly processing day on all amounts in the fixed account at a rate not less than 4.00%. Additional interest will be credited at our discretion.

10.3  How is your variable account value determined?

         Your variable account value at the end of each valuation period is the total of your subaccount values. The value for each subaccount is equal to:

     a.) the number of that subaccount's accumulation units credited to you; multiplied by
     b.) the accumulation unit value for that subaccount at the end of the valuation period for which the determination is being made.

10.4  How are accumulation unit values determined?

         The accumulation unit value for each subaccount is determined at the end of each valuation period and is calculated by subtracting b.) from a.) and dividing the result by c.), where:

     a.)  is the net result of:

          1.) the net assets of the subaccount attributable to the accumulation units (i.e., the aggregate value of the underlying fund shares held by the subaccount) as of the end of such valuation period; plus or minus

          2.) the cumulative credit or charge with respect to any taxes reserved for by us during the valuation period which we determine to be attributable to the operation of the subaccount.

     b.) is the cumulative unpaid charge for the mortality and expense risk charge. The charge for a valuation period is equal to the daily charge for the mortality and expense risk charge multiplied by the number of days in the valuation period.

     c.) is the number of accumulation units outstanding at the end of such valuation period.

For each subaccount, net premium or transferred amounts are converted into accumulation units. The number of accumulation units credited is determined by dividing the dollar amount directed to each subaccount by the value of the accumulation unit for that subaccount at the end of the valuation period in which the net premium or transferred amount is received.

Cancellation of the appropriate number of accumulation units from a subaccount will occur upon:

a.)      deduction of insurance charges;
b.)      a partial withdrawal or full surrender;
c.)      a policy loan;
d.)      a transfer from a subaccount;
e.)      any service fee;
f.)      payment of the death proceeds at the insured's death; or
g.)      payment of the surrender value on the maturity date.

Accumulation units will be canceled as of the end of the valuation period in which we receive notice of or instructions regarding the event.

10.5  How is your loan account value determined?

         Your loan account value is equal to any amounts in the loan account, plus any accrued loan account interest. (See Section 12.)

SECTION  11.      PARTIAL WITHDRAWALS AND POLICY SURRENDER

11.1  What are the rules for a partial withdrawal?

         You may make up to two partial withdrawals each policy year by written request. Written consent of all assignees or irrevocable beneficiaries must be obtained prior to any partial withdrawal. An amount up to the policy surrender value, less two months of insurance charges, may be taken as a partial withdrawal. Partial withdrawals will be effective as of the date we receive your written request. A partial withdrawal request for the full surrender value will be considered a full surrender of the policy.

You may specify the accounts from which the partial withdrawal, including the service fee, will be deducted. If any account value is insufficient, or if you do not specify the accounts, the amount will be deducted pro rata from all or any of remaining accounts.

If death benefit Option 1 is in effect at the time of a partial withdrawal, the specified amount will be reduced by the amount of the partial withdrawal, including the amount of the service fee. If death benefit Option 2 is in effect at the time of a partial withdrawal, there will be no effect on the specified amount.

We reserve the right to decline a partial withdrawal request if the remaining specified amount would be below the minimum specified amount necessary to issue a new policy.

11.2  What are the rules for surrender of this policy?

         You may surrender this policy for its surrender value by written request. The written consent of all assignees or irrevocable beneficiaries must be obtained prior to any surrender. The surrender date of the policy will be the date we receive your written request. The surrender value will be determined as of the end of the valuation period during which the surrender occurs. The surrender value of your policy is equal to the policy value, less any applicable surrender charges and loan amount.

Your policy and all insurance benefits will terminate as of the surrender date. We may require you to return your policy to us.

11.3  What is the surrender charge?

         The table of surrender charges is shown on the data page. Surrender charges are based on the specified amount and the insured's age, gender (if this policy is based on male or female cost of insurance rates), rating class, and will apply only during the first 10 policy years. Any increase in specified amount will have its own ten year surrender charge period.

SECTION  12.      POLICY LOANS

12.1  Are loans available?

         You may borrow up to 90% of your policy value, less any surrender charges, by written request. This amount will be reduced by any existing loans when determining the amount available for any additional loans. The written consent of all assignees or irrevocable beneficiaries must be obtained prior to any policy loan. Loan activity may affect any dividends payable on this policy.

You may specify the accounts from which the loan will be made. If you do not specify the accounts, we will deduct the amount pro rata. The amount borrowed from such accounts in connection with the loan will be transferred to the loan account.

12.2  What is a standard loan?

         Any loan taken prior to your tenth policy anniversary will be a standard loan.

12.3  What is a preferred loan?

         Any new loan you take after your tenth policy anniversary will be a preferred loan.

12.4  How will loan interest be determined?

     Interest will be credited on the amount in the loan account at the effective annual rate of 4.00%, as shown on the data page.

Interest is payable on policy loans and will accrue at the effective annual rate determined at our discretion for standard and preferred loans, but not more than 6.00% for standard loans and 4.50% for preferred loans. The standard loan rate and the preferred loan rate as of the policy issue date are shown on the data page. Your loan amount is equal to the sum of your loan principal, plus any accrued loan interest.

On each policy anniversary, any difference between the loan amount and the loan account value will be transferred pro rata to the loan account, unless the difference is paid in cash. Unpaid loan interest, when due, will increase the amount of your loan.

12.5  How are policy loans repaid?

         You may repay all or part of a policy loan during the lifetime of the insured and prior to the maturity date. Any policy loans and unpaid loan interest charges not repaid at the insured's death or at maturity are deducted from the death or maturity proceeds.

Any amount we receive from you will be credited to your policy as a net premium payment, unless we receive written request that the amount is for loan repayment.

A loan repayment will be allocated to your accounts according to your premium allocation percentages on file at the home office, unless you request otherwise.

SECTION 13.       RESTRICTIONS ON POLICY

13.1 Are there any restrictions on payment of a partial withdrawal, full surrender, or policy loan?

         Generally, the amount of any full surrender, partial withdrawal, or policy loan will be paid to you within seven days of our receipt of your written request.

In accordance with state law, we reserve the right to postpone payment of a partial withdrawal, full surrender, or policy loan from the fixed account for up to six months after we receive your written request. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.

We reserve the right to postpone payment of a partial withdrawal, full surrender, or policy loan from the variable account for any period when:

     a.) the New York Stock Exchange is closed other than customary weekend and holiday closing;
     b.)  trading on the Exchange is restricted;
     c.) an emergency exists as a result of which it is not reasonable or practicable to dispose of securities held in the variable account or determine their value; or
     d.) the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules of the Securities and Exchange Commission shall govern as to whether the conditions in b.) and c.) exist.

SECTION  14.      DEATH BENEFIT

14.1  What is the death benefit amount provided by your policy?

         The death benefit amount is based on your specified amount and death benefit option. Your specified amount and death benefit option as of the policy issue date are shown on the data page.

14.2  What are the death benefit options?

         Your policy offers two death benefit options:

     a.) Option 1 (Level). As your policy value increases, the pure insurance amount decreases, such that the total death benefit remains level. For Option 1, the death benefit amount is equal to the greater of:
          1.)  the specified amount; or
          2.) the policy value as of the insured's date of death, multiplied by the death benefit percentage factor.

     b.) Option 2 (Variable). As your policy value increases, your death benefit increases. The pure insurance amount remains equal to your specified amount. For Option 2, the death benefit amount is equal to the greater of:
          1.) the specified amount plus the policy value; or 2.) the policy value as of the insured's date of death, multiplied by the death benefit percentage factor.

14.3  What is the death benefit percentage factor?
         The death benefit percentage factor is used to ensure that the death benefit amount paid is at least the minimum amount required to be treated as life insurance under the Internal Revenue Code. The factors used in calculating the death benefit are shown below.

  Age         Factor         Age         Factor           Age          Factor
  ---         ------         ---         -------          ---          ------
 0-40          2.50           54          1.57             68           1.17
   41          2.43           55          1.50             69           1.16
   42          2.36           56          1.46             70           1.15
   43          2.29           57          1.42             71           1.13
   44          2.22           58          1.38             72           1.11
   45          2.15           59          1.34             73           1.09
   46          2.09           60          1.30             74           1.07
   47          2.03           61          1.28          75-90           1.05
   48          1.97           62          1.26             91           1.04
   49          1.91           63          1.24             92           1.03
   50          1.85           64          1.22             93           1.02
   51          1.78           65          1.20             94           1.01
   52          1.71           66          1.19             95           1.00
   53          1.64          .67          1.18

If your maturity date is extended (see Section 3), the death benefit percentage factor will be equal to 1.01 on the policy anniversary at the insured's age 95 and will remain at 1.01 to the new maturity date. On the new maturity date, the death benefit percentage factor will be equal to 1.00.

14.4  Can you change your  death benefit option?

         You may change your death benefit option at any time by written request. The written consent of all assignees or irrevocable beneficiaries must be obtained prior to the change. The change will become effective on the next occurring monthly processing day after we receive your written request. We may require evidence of insurability.

If Option 1 is changed to Option 2, your current specified amount will be reduced by an amount equal to your policy value on the effective date of the change.

If Option 2 is changed to Option 1, your current specified amount will be increased by an amount equal to your policy value on the effective date of the change.

14.5  Can you change your  specified amount?

         You may change your specified amount at any time after the first policy year by written request. The written consent of all assignees or irrevocable beneficiaries must be obtained prior to the change. The effective date of the change will be shown on an endorsement to the data page. Any change is subject to the following conditions:

     a.) Decreases - We reserve the right to require that the specified amount after any decrease be at least the minimum specified amount necessary to issue a new policy. For purposes of determining cost of insurance, any decrease in specified amount will reduce such amount in the following order:

          1.) the specified amount provided by the most recent increase will be reduced;
          2.) the next most recent increases will be reduced in succession; and 3.) the initial specified amount will be reduced last.

     b.) Increases - A supplemental application must be completed, with evidence of insurability satisfactory to us, on any increase in specified amount. All policy provisions relating to the policy effective date will be applied to the increase in specified amount as if a new policy had been issued for that amount as of the effective date of the increase. We may require you to pay the premium amount necessary to issue a new policy for the amount of the increase.

        Additional surrender charges, cost of insurance charges, and administrative charges will apply corresponding to the amount of increase. However, no additional charges will apply if the increase in specified amount occurred solely due to a change in death benefit option. These additional charges will be shown on an endorsement to the data page.

        A service fee, as shown on the data page, will be assessed for an increase in the specified amount.

SECTION  15.      PAYMENT OF PROCEEDS

15.1  When are proceeds payable?

         Death proceeds are payable while this policy is in force in the event of the insured's death. Maturity proceeds are payable in the event the insured is still living on the maturity date.

15.2  What are the death proceeds?

         The death proceeds are equal to the following amounts:

     a.) the death benefit amount on the date of death (See Section 14); plus b.) any premiums received after the date of death; minus c.) any partial withdrawals taken after the date of death; minus d.) any insurance charges due if the insured dies during a grace period;
          minus
     e.)  any loan amount.

15.3  How will death proceeds be paid?

         The death proceeds will be payable to the beneficiary when we receive proof satisfactory to us that the insured died while this policy was in force. Death proceeds will be paid in a single sum, unless a settlement option has been selected. (See Section 17.)

We will pay interest on single sum death proceeds from the date we receive satisfactory proof of death (or from the date of the insured's death, if required by law) until the date of payment. Interest will be paid at an annual rate determined by us, but never less than the rate required by law.

15.4  What are the maturity   proceeds?

         The maturity proceeds are equal to the surrender value.

15.5  How will maturity proceeds be paid?

         The maturity proceeds will be paid in a single sum, unless a settlement option has been selected. (See Section 17.)

SECTION 16.       BENEFICIARY

16.1  To whom will we pay the death proceeds?

         We will pay the death proceeds of this policy to the beneficiary as stated in the application, unless later changed as allowed by this policy. If no beneficiary is stated, the beneficiary will be the insured's spouse, if living, otherwise the insured's estate.

There are different classes of beneficiaries called primary and contingent. These classes set the order of payment. There may be more than one beneficiary in a class. Beneficiaries in the same class will receive equal payments unless we have written instructions to the contrary.

16.2  What if a beneficiary dies before the insured?

         Only a beneficiary who outlives the insured is eligible to receive the death proceeds. If no primary beneficiary outlives the insured, the death proceeds will be paid to the contingent beneficiary. If no primary or contingent beneficiary outlives the insured, we will pay the death proceeds of this policy to you, the owner, if living, otherwise to your estate.

16.3  Can you change the beneficiary?

         You may change the beneficiary during the insured's lifetime by written request. The written consent of all assignees or irrevocable beneficiaries must be obtained prior to the change.

Your written request will not be effective until it is recorded in our home office. After it has been recorded, it will take effect as of the date you signed the request. However, we will not be responsible for any payment made or other action taken before we record the request.

SECTION  17.      SETTLEMENT OPTIONS

17.1  What are the requirements for selecting a settlement option?

         You may select a settlement option during the insured's lifetime for payment of death proceeds. You may also select a settlement option upon policy surrender or maturity. The written consent of all assignees or irrevocable beneficiaries must be obtained prior to the selection. A beneficiary may select a settlement option only after the insured's death. However, you may provide that the beneficiary will not be permitted to change a settlement option you have selected.

Any person who selects a settlement option may name a successor payee to receive any remaining guaranteed payments due after the death of the payee. If the last surviving payee dies before all the guaranteed payments have been made, we will pay the present value of the remaining payments in one sum to that payee's estate. The present value will be based on the rate of interest for the option selected.

For a policy based on male or female cost of insurance rates, we may require due proof of the age and gender of any payee who is to receive a life income. For a policy based on blended cost of insurance rates, we may require due proof of the age of any payee who is to receive a life income. The basis for cost of insurance rates is shown on the data page.

17.2  What are the available settlement options?

         There are four settlement options available for payment of policy proceeds. They are described below. Other payment options may be available with our consent.

For Option 1, the minimum amount which can be applied is $2,500. If the monthly interest payment for Option 1 is less than $25, we reserve the right to pay interest annually. For all other options, the minimum amount which can be applied is the greater of $2,500, or the amount required to provide an initial monthly payment of $25.

Option 1 - Interest Option. We will pay interest on the proceeds which we will hold as a principal sum during the lifetime of the payee. The payee may choose to receive interest payments either once a year or once a month. We will determine the effective rate of interest from time to time, but it will not be less than an effective annual rate of 4.00%.

Option 2 - Installment Option. We will pay equal monthly payments for a chosen number of years, not less than 5 nor more than 30. If the original payee dies before payments have been made for the chosen number of years: a.) payments will be continued for the remainder of the period to the successor payee; or b.) the present value of the remaining payments, computed at the interest rate used to create the Option 2 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee.

The Option 2 rates shown in Section 18 are based on 4.00% interest per year. Additional interest, if any, will be payable as we may determine from time to time.

Option 3 - Life Income - Specified Guarantee Period Certain. We will pay monthly payments for as long as the payee lives. If the original payee dies before all of the payments have been made for the specified guaranteed period certain: a.) payments will be continued during the remainder of the guaranteed period certain to the successor payee; or b.) the present value of the remaining payments, computed at the interest rate used to create the Option 3 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee.

The specified guaranteed period certain choices are:

a.)      0 years (life income only);
b.)      10 years; or
c.)      20 years;

Dividends, if any, will be payable as determined by us.

Option 4 - Joint and Survivor Life Income - 10 Year Guaranteed Period Certain. We will pay monthly payments for as long as either of the original payees is living. If, at the death of the second surviving payee, payments have been made for less than 10 years: a.) payments will be continued during the remainder of the guaranteed period certain to the successor payee; or b.) the present value of the remaining payments, computed at the interest rate used to create the Option 4 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee.

Dividends, if any, will be payable as determined by us.

17.3  How will payments be determined?

         The dollar amount of each fixed payment will be determined by dividing the amount applied by $1,000, and multiplying the result by the applicable settlement option rate.

SECTION  18.      OPTION TABLES

18.1  What rates will be used to determine payment values for Option 2?

         The rates below will be used to determine the dollar amount of the monthly payments for Option 2. The rates show the dollar amount of each monthly payment for each $1,000 applied. Rates for years payable not shown, if allowed by us, will be calculated on an actuarially equivalent basis and will be available upon request.

Option 2.  Rates - First Payment Due at Beginning of Period.


           Years                 Monthly Payment Payable Under
          Payable                Option 2 for each $1,000 Applied
          -------                --------------------------------
            10                                  10.06
            15                                   7.34
            20                                   6.00
            25                                   5.22
            30                                   4.72

18.2  What rates will be used to determine payment values for Options 3 and 4?

         The age adjustment table below and following rates will be used to determine the dollar amount of the monthly payments for Options 3 and 4.

The male/female life income rates for Options 3 and 4 are based on the payee's adjusted age and gender. The blended life income rates are based on the payee's adjusted age. The life income rates for this policy are based on the cost of insurance rate type as shown on the data page. The adjusted age is the payee's age last birthday plus the age adjustment shown in the table below. The policy years elapsed are from the policy issue date to the effective date of the option. Any partial policy year is considered as a full policy year.

            Contract Years Elapsed                 Age Adjustment
                       1-10                                 +3
                      11-20                                 +2
                      21-30                                 +1
                        +31                                  0

         The following rates show the dollar amount of each monthly payment for each $1,000 applied. The rates are based on the 1983A Mortality Tables and with compound interest at the effective rate of 4.00% per year. Rates for adjusted ages and guaranteed periods certain not shown, if allowed by us, will be calculated on an actuarially equivalent basis and will be available upon request.

Option 3. Life Income Rates - Guaranteed Period Certain - First Payment Due at Beginning of Period.

                          Male/Female Life Income Rates
                               Per $1,000 Applied
                               Adjusted Age - Male

Years    55    56   57     58   59     60    61    62   63    64   65    66   67    68  69   70   71   72   73    74    75
----------------------------------------------------------------------------------------------------------------------------
0        5.29  5.39 5.49   5.61 5.73   5.86  6.00  6.16 6.32  6.49 6.68  6.88 7.09  7.317.56 7.82 8.09 8.39 8.71  9.05  9.41
10       5.20  5.29 5.38   5.48 5.59   5.70  5.82  5.95 6.08  6.21 6.35  6.50 6.65  6.816.97 7.14 7.31 7.48 7.65  7.83  8.00
20       4.94  5.00 5.0    5.12 5.18   5.24  5.31  5.37 5.43  5.48 5.54  5.59 5.64  5.695.73 5.77 5.81 5.84 5.87  5.89  5.91

                              Adjusted Age - Female

Years   55    56   57    58   59     60    61     62    63    64   65    66   67    68   69   70   71    72   73    74   75
-----------------------------------------------------------------------------------------------------------------------------
0       4.84  4.92 5.00  5.09 5.19   5.29  5.40   5.52  5.65  5.78 5.92  6.08 6.24  6.42 6.61 6.81 7.04  7.28 7.54  7.83 8.14
10      4.80  4.87 4.95  5.03 5.12   5.22  5.32   5.42  5.53  5.65 5.77  5.90 6.04  6.19 6.34 6.50 6.67  6.84 7.02  7.21 7.40
20      4.67  4.73 4.79  4.85 4.91   4.98  5.05   5.11  5.18  5.25 5.32  5.39 5.45  5.51 5.58 5.63 5.69  5.73 5.78  5.82 5.85

                            Blended Life Income Rates
                               Per $1,000 Applied
                             Adjusted Age - Blended


Years   55    56   57    58   59     60    61    62    63    64   65    66   67    68   69    70   71    72  73    74   75
----------------------------------------------------------------------------------------------------------------------------
0       4.93  5.01 5.10  5.20 5.30   5.41  5.52  5.65  5.78  5.92 6.07  6.24 6.41  6.60 6.80  7.01 7.25  7.507.77  8.07 8.39
10      4.88  4.96 5.04  5.13 5.22   5.32  5.42  5.53  5.65  5.77 5.89  6.03 6.17  6.32 6.47  6.63 6.80  6.987.16  7.34 7.53
20      4.73  4.79 4.85  4.91 4.97   5.04  5.10  5.17  5.24  5.30 5.37  5.43 5.50  5.56 5.61  5.67 5.71  5.765.80  5.84 5.87

Option 4. Life Income Factors - Joint and Survivor - 10 Year Guaranteed Period Certain - First Payment Due at Beginning of Period.

         Male/Female  Life Income Rates                                Blended Life Income Rates
         Per 1,000 Applied                                                 Per $1,000 Applied

Adjusted                                                          Adjusted
Age             Adjusted Age - Female                             Age             Adjusted Age - Blended
Male            55         60       65      70       75           Blended       55      60       65       70       75
55              4.44       4.62     4.79    4.93     5.05         55            4.39    4.52     4.64     4.73     4.80
60              4.55       4.79     5.03    5.25     5.44         60            4.52    4.72     4.90     5.05     5.17
65              4.64       4.93     5.25    5.58     5.88         65            4.64    4.90     5.16     5.41     5.61
70              4.70       5.04     5.45    5.89     6.33         70            4.73    5.05     5.41     5.77     6.11
75              4.75       5.12     5.59    6.14     6.74         75            4.80    5.17     5.61     6.11     6.60


                                                       Policy Number:  123456789

--------------------------------------------------------------------------------
                            GUARANTEED MAXIMUM ANNUAL
--------------------------------------------------------------------------------
                          COST OF INSURANCE RATE TABLE

            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

OWNER(S):   John Doe                              SPECIFIED AMOUNT:  $50,000

INSURED:   John Doe                               RATING:  Standard Tobacco

ISSUE DATE:       January 15, 2000                ISSUE AGE:  35

MATURITY DATE:  January 15, 2060                  GENDER:  Male

DEATH BENEFIT:  Option 1                          COST OF INSURANCE RATES:  Male

The rates shown are annual rates in dollars per $1,000. The annual cost of insurance rate we charge will never be more than the guaranteed maximum annual rates shown below. Monthly cost of insurance calculations will use one-twelfth of these rates.

      Age                Rate           Age                 Rate
      ---                ----           ---                 ----
      35                 2.72           68                  48.39
      36                 2.92           69                  52.35
      37                 3.17           70                  56.72
      38                 3.45           71                  61.63
      39                 3.77           72                  67.18
      40                 4.14           73                  73.33
      41                 4.54           74                  80.07
      42                 4.98           75                  87.27
      43                 5.46           76                  94.63
      44                 5.99           77                 102.02
      45                 6.55           78                 109.49
      46                 7.13           79                 117.30
      47                 7.76           80                 125.71
      48                 8.44           81                 134.96
      49                 9.18           82                 145.21
      50                10.00           83                 156.29
      51                10.93           84                 167.83
      52                11.98           85                 179.44
      53                13.17           86                 190.84
      54                14.47           87                 202.54
      55                15.86           88                 214.73
      56                17.33           89                 226.85
      57                18.88           90                 239.08
      58                20.51           91                 251.80
      59                22.26           92                 266.55
      60                24.21           93                 285.47
      61                26.41           94                 311.27
      62                28.89
      63                31.66
      64                34.69
      65                37.90
      66                41.26
      67                44.74

            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
               Flexible Premium Variable Universal Life Insurance
                            Adjustable Death Benefit

        Flexible Premiums Payable During Lifetime of Insured Until Age 95 Death Benefit Payable at Death of Insured Prior to Maturity Date

                                  Participating
                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     2000 Heritage Way, Waverly, Iowa 50677
                            Telephone: (319) 352-4090

                                 Exhibit 5.viii.
                           State Variations to 99-VUL.
              Flexible Premium Variable Universal Life Application
                                State Variations

Application Form No. 99-VUL attached as Exhibit is a copy of the Application language used in the following states:

Arkansas                      Mississippi
District of Columbia          Nevada
Delaware                      New Hampshire
Iowa                          South Dakota
Kentucky                      Wisconsin
Maine                         Wyoming



The following application forms vary from the Form No.99-VUL as indicated below:

Form No. 99-VUL(B) changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Form 99-VUL(B) is used in the following states:

         Alaska                     Ohio
         Hawaii                     Rhode Island
         New Mexico                 Vermont

Form No. 99-VUL(C) changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Also changes Section 3.7, Is there a suicide exclusion, to delete "or reinstatement date" to exclude this date in measuring the period when coverage is excluded due to suicide. Form 99-VUL(C) is used in the following state:

         Alabama

Form No. 99-VUL(CA) changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Also changes this cover to add the following to the 2nd paragraph: " A minimum death benefit at least equal to the specified amount will be payable if either the basic or extended guarantee is in effect as described in Section 6." Changes the Right to Examine Provision to return experience during the examine period and to change the amount of days in replacement situations from 20 to 30. Also has a separate cover page for issue ages 60+ that has different Right to Examine language, allowing for 30 days return in all cases and returning experience. Also indicates that after 30 days, cancellation may result in a substantial penalty, known as a surrender charge. Changes Section 2.1, What are the most commonly used terms and what do they mean?, to add a definition for evidence of insurability which is: "information received from various sources, including by not limited to your application, used to determine eligibility for insurance coverage." Form 99-VUL(CA) is used in the following state:

         California

Form No. 99-VUL(CO) changes Section 3.7, Is there a suicide exclusion?, the time period of the exclusion is measured for one year from policy issue date instead of for two years. Changes Section 15.3, How will death proceeds be paid, in the last sentence to delete "by law" and add "by the state where the policy is issued" such that the sentence reads: "Interest will be paid at an annual rate determined by us, but never less than the rate required by the state where the policy is issued." Form 99-VUL(CO) is used in the following state:

         Colorado

Form No. 99-VUL(CT) changes Section 3.2, Can this policy be contested? to delete "In the absence of fraud". In Section 5, Right to Convert, change it to read "Right to Convert or Exchange", the lead in question reads "Can this policy be converted or exchanged?". Paragraph 2 reads: "Alternatively, you may exchange your policy during the first 24 months after the policy issue date for a policy of permanent fixed benefit life insurance we then make available for such exchanges. No evidence of insurability will be required. All indebtedness must be repaid before the exchange is made. The new policy will have the same issue date, issue age, and risk classification as this policy. The new policy will have the same death benefit as this policy on the issue date. If the exchange results in an increase or decrease in policy value, such increase or decrease will be payable to you or us as the case may be. The exchange will become effective when we receive your written request and payment is made for adjustments in value, if any." Form 99-VUL(CT) is used in the following state:

         Connecticut

Form No. 99-VUL(GA) changes Section 3.2, Can this policy be contested? to delete "In the absence of fraud". Also changes Section 3.7, Is there a suicide exclusion, to delete "or reinstatement date" to exclude this date in measuring the period when coverage is excluded due to suicide. Form 99-VUL(GA) is used in the following state:

         Georgia

Form No. 99-VUL(ID) changes the right to examine provision from 10 days to 20 days and to delete the language regarding replacements (revision on days makes it the same as for new policies now). Changes Section 13.1, Are there any restrictions on payment of a partial withdrawal, full surrender, or policy loan?, in the second paragraph to indicate if payment is postponed more than 29 days, we will pay interest at an effective annual rate "specified in Idaho Code,
Section 28-22-104(2)" for the period of postponement. Form 99-VUL(ID) is used in the following state:

         Idaho

Form No. 99-VUL(IL) changes Section 3.9, Can the maturity date be extended?, to add item d.) "the policy fee and administrative charge will be zero" and it changes item e) to be "the death benefit percentage factor will be equal to 1.00" when indicating what will happen on the policy anniversary at the insured's age 95 if the maturity date is extended. Also changes Section 4.2, How can dividends be applied?" by revising item b) to read: "leaving them to accumulate by" applying then to your subaccounts according to your prem. alloc. % on file at home office, and adding new item 3) to read "applying them to the purchase of paid-up additional insurance" and adding new item d) "reducing your premium" Then, add that if they do not choose an option, the dividends will be "left to accumulate "by applying them" to the accounts. Also adds a new section, 14.2, Is there a minimum death benefit?" that reads: "The death benefit amount will never be less than the initial specified amount on the date of issue if premiums necessary to keep coverage in force are duly paid and if there are no outstanding policy loans, partial withdrawals, or changes in specified amount." In renumbered Section 14.4, What is the death benefit percentage factor?, in the second paragraph, delete that the death benefit percentage factor will be equal to "1.01 on the policy anniversary at the insured's age 95 and will remain at
1.01 to the new maturity date. On the new maturity date, the death benefit percentage factor will be equal to" 1.00. (what is in quotes is deleted.) Form 99-VUL(IL), is used in the following state:

         Illinois

Form No. 99-VUL(IN) - Changes Section 3.9, Can the maturity date be extended?, to add a new item d.), that reads "the policy fee will be zero on the policy anniversary at the insured's age 100". Changes Section 10 to add a new item 10.1, What is the basis for your policy values? to read: "We have filed a detailed description of the method of computation of the policy values with the insurance supervisory official of the state in which this policy is issued. Policy values will never be less than the minimum values calculated according to the Standard Nonforfeiture Law using 4% and the 1980 CSO Mortality Table". Changes Section 15.3, How will death proceeds be paid?, to add what is in quotes in the first sentence: The death proceeds will be paid to the beneficiary "within two months of receipt of proof satisfactory to us" that the insured died while this policy was in force. Form 99-VUL(IN) will be used in the following state:

         Indiana

Form No. 99-VUL(KS) - Changes the cover page in the Right to Examine provision to pay experience rather than premium back during the right to examine period. Form 99-VUL(KS) is used in the following state:

         Kansas

Form No. 99-VUL(LA) - Changes the cover page to add the following notice: "No premium will be payable to CUNA Mutual Life Insurance Company when a policyholder receives an injunction or order of rehabilitation or liquidation." Form 99-VUL(LA) is used in the following state:

         Louisiana

Form No. 99-VUL(MI) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Changes Sections 3.6, 7.3, 11.3, 17.1, and 18.2 to delete "blended" (uni-sex) language. Form 99-VUL(MI) is used in the following state:

         Michigan

Form No.  99-VUL(MD)  - Changes the cover page to add the  following  paragraph:
"THE MINIMUM DEATH BENEFIT WILL BE AT LEAST EQUAL TO THE INITIAL SPECIFIED AMOUNT ON THE DATE OF ISSUE IF PREMIUMS NECESSARY TO KEEP COVERAGE IN FORCE ARE DULY PAID AND IF THERE ARE NO OUTSTANDING POLICY LOANS, PARTIAL WITHDRAWALS OR CHANGES IN SPECIFIED AMOUNT." Also changes the cover page and back cover to add to the general description the following: "Surrender Value Payable at Maturity" and "May Be Issued at Preferred, Standard or Rated Classes - See Guaranteed Maximum Annual Cost of Insurance Rate Table". Changes the Data Page to add:
"Decreases and Partial Withdrawals Minimum Remaining Specified Amount: $40,000 or $20,000 for ages 65+" Changes the language throughout the policy to delete the "Extended" policy guarantee in its entirety and to limit the "Basic" policy guarantee to 5 years, instead of 10. Changes Section 5.1, Can this policy be converted?, to indicate they can convert or "exchange" the policy to a fixed
policy....further  indicating that besides conversion, it can also be "exchanged for any new permanent fixed benefit life insurance policy then available for such exchanges". Changes Section 7, What do the insurance charges consist of and when are they deducted?, to delete "We reserve the right to allow other methods for the deduction of insurance charges. You will be notified of the availability of any such methods". Section 11.1 Add the following sentence: "The minimum remaining specified amount is shown on the data page." Changes Section 12.5, How are policy loans repaid?, to add the following language: "If the total loan amount is equal to or greater than the surrender value, such that on any monthly processing day, it is insufficient to pay the insurance charges, we will mail a notice of impending termination to you and any assignee of record and the grace period will begin as described in Section 6." Changes Section 13.1, Are there any restrictions on payment of a partial withdrawal, full surrender, or policy loan? to add the sentence: "A policy loan used to pay policy premiums will not be postponed." Changes Section 14.5, can you change your specified amount?, to add the following when referring to decreases in specified amount: "The minimum remaining specified amount is shown on the data page." Form 99-VUL(MD) is used in the following state:

         Maryland

Form No. 99-VUL(MN) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Also changes the Right to Examine provision by changing it to read: "Right to Examine and Cancel". Changes Section 3.2, Can this policy be contested? to change the word "material": to read "fraudulent" such that the last sentence reads: "Statements made in the application or reinstatement application will not be used to contest this policy or challenge a claim under this policy unless that statement is fraudulent." Further changes this section to also indicate that: "A statement is "fraudulent if it is willfully false or intentionally misleading and if" based on correct and complete information....  Changes Section 15.3, How will death proceeds be paid?
to add the sentence: "Proceeds paid in a single sum will be paid within two months after receipt of satisfactory proof of death." Form 99-VUL(MN) will be used in the following state:

         Minnesota

Form No. 99-VUL(MO)- Changes Section 3.7, Is there a suicide exclusion? to make this paragraph read: "We cannot use suicide as a defense to payment of benefits under this policy, nor is suicide while insane a defense to payment of accidental death benefits, if any, under this policy when issued to a Missouri citizen, unless we can show that the insured intended suicide at the time s/he applied for this policy, applied for reinstatement of this policy, or applied for an increase in specified amount. Form 99-VUL(MO) is used in the following state:

         Missouri

Form No. 99-VUL(NC)- Changes Section 3.7, Is there a suicide exclusion?, to delete "or reinstatement date" such that this provision is only measured from the policy issue date. Changes Sections 17 & 18 regarding Settlement Options, to delete Options 1, Interest Option, and Option 2, Installment Option, in their entirety. Form 99-VUL(NC) is used in the following state:

         North Carolina

Form No. 99-VUL(ND) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Also changes the Right to Examine provision by changing the amount of days to return from 10 to 20; therefore, also deleted the sentence on replacements since it is now the same amount of days for initial and replacement situations. Changes Section 3.7, Is there a suicide exclusion?, to change the time period from two years to one year. Changes Section 7.3, Can the current cost of insurance rate schedule change?, to delete what is in quotes in the following sentence: We may change the current cost of insurance rate schedule from time to time based on changes in future expectations for "such factors as: investment earnings", mortality, "persistency, expenses, and taxes." Changes Section 15.3, How will death proceeds be paid?, to add language that the death proceeds will be payable to the beneficiary "within two months" of receipt of proof satisfactory to us that the insured died while the policy was in force. Further indicate in this section that: "We will pay interest on death proceeds from the date of the insured's death until the date of settlement, whether paid as a lump sum or applied under a settlement option, so long as we receive proof of death within 180 days after the date of death." Form 99-VUL(ND) is used in the following state:

         North Dakota

Form No. 99-VUL(NE) - - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Changes Section 3.7, Is there a suicide exclusion?, to delete "or reinstatement date" such that it is only measured from the policy issue date. Changes Section 15.3, How will death proceeds be paid?, the add what is in quotes to the 2nd sentence: Death proceeds will be paid "within two months of receipt of satisfactory proof of death and will be paid" in a single sum, unless a settlement option has been selected. Form 99-VUL(NE) is used in the following state:

         Nebraska

Form No. 99-VUL(OK) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Changes the Right to Examine provision on the cover page to add the following sentence: "Interest will be paid on refunds made more than 30 days from the date of cancellation." Changes the Data Page and the Guaranteed Maximum Annual Cost of Insurance Rate Table to asterisk "Maturity Date" and add to the footnote the following: "It is possible coverage may not continued to the maturity date even if planned premiums are paid in a timely manner." Changes Section 3.1, What is the entire contract?, to read: "The entire
contract"   consists   of.....instead  of  "Our  agreement  with  you"  consists
of....Changes  Section  3.6,  What  if the  insured's  age or  gender  has  been misstated?, to delete language based on whether the misstatement was discovered at death or prior to death and just indicate the death benefit will be adjusted based on what the cost of insurance rate as of the most recent monthly processing day would have purchased at the insured's correct age and gender. Changes Section 3.7, Is there a suicide exclusion?, to delete "or reinstatement date" such that it is measured only from the policy issue date. Changes Section 3.10, Will annual reports be sent? to add "without charge" such that the policy specifically indicates we will not charge for the annual report. Form 99-VUL(OK) is used in the following state:

         Oklahoma

Form 99-VUL(OR) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Changes the Data Page to add a form number of 99-VUL(OR2001) (Data page is effective 5/1/01). The data page includes the following changes: Asterisk the M & E charge and add footnote: "The dollar value of benefits will not be adversely affected by the actual cost of the mortality and expense risks undertaken by the Company. Also double asterisks the Premium Expense Charge and adds the footnote: "The premium expense charge does not apply to Oregon residents. If you move to a state that charges a premium tax, premiums paid in that state will be subject to the premium expense charge in that state, not to exceed 3.50%. Also triple asterisk the Service Fee and add footnote: "We reserve the right to reduce of waive any of these fees. Any reduction will be administered in a non-discriminatory manner. Changes, Section 2.1, What are the most commonly used terms and what do they mean?, add what is in quotes to the last sentence: The initial charge "and the maximum charge" are shown on the data page. Section 8.1, What is the fixed account?, indicate the fixed account is a "part" of our general account...instead of a "non-segregated portion" of it. Changes Section 9.1, Can you transfer values among and between the accounts?, to add to our language of: We reserve the right to waive any transfer restrictions, or to limit or suspend the transfer privilege for a reasonable period of time to specifically list "when" we will do that...(NYSE is closed, trading restricted, emergency exists...etc). Changes Section 13.1, Are there any restrictions on payment of a partial withdrawal, full surrender, or policy loan?, to add the sentence: "A policy loan used to pay premiums on this policy will not be postponed." Form 99-VUL(OR) is used in the following state:

         Oregon

Form 99-VUL(SC) - Changes Section 3.2, Can this policy be contested?, to delete "in the absence of fraud". Also delete the paragraph indicating when a statement is material. In Section 3.3, delete the 2nd paragraph that reads: "This provision applies only to this policy. Any additional benefit rider(s) have separate incontestability provisions. In Section 3.7, is there a suicide exclusion?, to delete "or reinstatement date" such that it is only measured from the policy issue date. Changes Section 13.1, Are there any restrictions on payment of a partial withdrawal, full surrender, or policy loan? to add the sentence: "A policy loan or partial withdrawal used to pay policy premiums will not be postponed. Form 99-VUL(SC) is used in the following state:

         South Carolina

Form 99-VUL(TN) - Changes Section 3.7, Is there a suicide exclusion? to delete "or reinstatement date" such that the time is measured from the policy issue date only. Changes Section 6.4, What happens if your surrender value is insufficient to pay the insurance charges?, to add what is in quotes to the last sentence of the section: If your surrender value is equal to or less than zero at the end of the guarantee period, we will mail a notice of impending termination to you "and any assignee of record" at your last post office address known to us and your grace period will begin. Form 99-VUL(TN) is used in the following state:

         Tennessee

Form No. 99-VUL(TX) - Changes the cover page to add this paragraph; "IN THE EVENT WE ARE UNABLE TO FULFILL OUR CONTRACTUAL OBLIGATION UNDER THIS POLICY, THE PORTION OF YOUR POLICY VALUE IN THE SUBACCOUNTS IS NOT PROTECTED BY AN INSURANCE GUARANTY FUND OR OTHER SOLVENCY PROTECTION ARRANGEMENT." Changes the Data page to add a form number of 99-VUL(TX2001) (Data page is effective 5/1/01). Changes the language throughout the policy to delete the "Extended" policy guarantee in its entirety and to limit the "Basic" policy guarantee to 5 years, instead of 10.

Changes the Data Page to add: "Partial  Withdrawals  Minimum Remaining Specified
Amount:  $40,000 or  $20,000  for ages 65+" Also  changes  the data page to add:
"Guaranteed Maximum" to the Loan Account Rate and the Standard Loan Rate and the Preferred Loan Rate. In Section 2.1, What are the most commonly used terms and what do they mean?, add the term "class" and define it as: "a group of insureds of the same sex and tobacco status who purchased their policies at the same age." Changes Section 3.2, Can this policy be contested?, delete "material" and use fraudulent, such that it reads: "Statements made in the application or reinstatement application will not be used to contest this policy or challenge a claim under this policy unless a representation is fraudulent." In Section 3.3, When does this policy become incontestable?, change the last sentence of the first paragraph to read: "If reinstatement occurs, it may be contested "only" on the basis of "material misstatements" made in the reinstatement application." Also in this section, this sentence was added to the end of the 3rd paragraph:
"If the specified amount is increased, it may be contested only on the basis of material misstatements made in the application for the increase." In Section 3.9, Can the maturity date be extended?, add the following: "IF A NEW MATURITY DATE IS CHOSEN, AND IT IS ON OR AFTER THE INSURED'S AGE 100, YOUR POLICY MAY NOT QUALIFY AS LIFE INSURANCE UNDER INTERNAL REVENUE CODE AND MAY BE SUBJECT TO TAX CONSEQUENCES. PLEASE CONSULT YOUR TAX ADVISOR PRIOR TO EXTENDING YOUR MATURITY DATE." In Section 11.1, What are the rules for a partial withdrawal?, add the following sentence to the last paragraph: "The minimum specified amount is shown on the data page." In Section 11.3, What is the surrender charge?, Add the following: "The amount of additional surrender charges due to such increase in specified amount is based on the amount of the increase and the insured's age, gender (if this policy is based on male or female cost of insurance rates), and rating class at the time of the increase. These additional surrender charges will be calculated on the basis of the annualized surrender charge per $1,000 as illustrated in the following table and will be shown on an endorsement to the data page." Also add a Table entitled: First Year Surrender Charge per $1,000 Based on Age at Issue or Age at Increase, and a table entitled Surrender Charge Remaining in Each Year After Issue or After Increase in Specified Amount. In
Section 12.1, Are loans available?, indicate they may borrow 100% (instead of 90%) of the policy value, less surrender charges, by written request. Also add the sentence: "Your policy is the sole security for any policy loan." In Section 12.4, How will loan interest be determined?, add "as shown on the data page" to the end of the first sentence of the 2nd paragraph, then delete the sentence:
"The standard loan and preferred loan rate as of the policy issue date are shown on the data page." In Section 12.5, How are policy loans repaid?, Add to the last paragraph the following sentence: "Failure to repay a policy loan or loan interest charges will not terminate the policy until the policy value, less any surrender charges and loan amount, is equal to or less than zero." In Section 15.3, How will death proceeds be paid?, add this sentence to the first paragraph: "Proceeds paid in a single sum will be paid within two months after receipt of satisfactory proof of death." Form 99-VUL(TX) is used in the following state:

         Texas

Form No. 99-VUL(VA) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Also changes the cover to place the 2nd and 3rd paragraphs in a black box such that they stand out. These are the paragraphs that indicate the death benefit may increase or decrease depending on investment
experience....and  that the portion of the policy value in the  subaccounts  may vary  from day to day and is not  guaranteed.....  In  Section  3.7,  Is there a
Suicide Exclusion? to delete "or reinstatement date" such that it is measured from the policy issue date only. In Section 15.3, How will death proceeds be paid?, indicated that the death proceeds will be payable when we receive "due proof of the insured's death", instead of proof "satisfactory to us" that the insured "died while the policy was in force". Also add this sentence when referring to the rate of interest payable on single sum death benefits from the date of insured's death to the date proceeds are payable: "This rate will never be less than the greater of: a.) an effective annual rate of 3.50%; b.) the annual rate paid under settlement option 1; or c.) the legal rate of interest required by law." Form 99-VUL(VA) is used in the following state:

         Virginia

Form No. 99-VUL(UT) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. In Section 3.7, Is there a suicide exclusion?, delete "or reinstatement date" such that it is measured only from the policy issue date. In Section 14.5, Can you change your specified amount?, to add the following under the Decreases section: "Surrender charges and administrative charges will remain unchanged after a decrease in specified amount. The cost of insurance rate will be determined based on the specified amount after the decrease." Form 99-VUL(UT) is used in the following state:

         Utah

Form No. 99-VUL(WA) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Deletes the label "Guaranteed Maximum" when referring to the Annual Cost of Insurance Rate Table(s) throughout the form and adds the Current Annual Rate to the rate table. Form 99-VUL(WA) is used in the following state:

         Washington

Form No. 99-VUL(WV) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Also changes the Right to Examine provision to change the amount of days to 30 days for both initial and replacement situations. In Section 13.1, Are there any restrictions on payment of a partial withdrawal, full surrender, or policy loan?, to delete: "If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement." and add that we reserve the right to postpone for "30 days after we receive your written request for a partial withdrawal or full surrender, or for up to six months after we receive your written request for a policy loan." Form 99-VUL(WV) is used in the following state:

         West Virginia

                                  Exhibit 5.ix.
                         State Variations to 99-VULAPP.
              Flexible Premium Variable Universal Life Application
                                State Variations

Application Form No. 99-VULAPP attached as Exhibit is a copy of the Application language used in the following states:

Alaska                        Ohio
Alabama                       Oklahoma
Arkansas                      Rhode Island
District of Columbia          South Dakota
Idaho                         Tennessee
Illinois                      Utah
Kentucky                      Wyoming
Nevada
New Hampshire



The following application forms vary from the Form No. 99-VULAPP as indicated below:

Application Form No. 99-VULAPP-B changes Section 13, Statement of Health, item a.) in the lead-in part of the question to read: "Within the past 10 years". Form 99-VULAPP-B language is used in the following states:

         Delaware
         Indiana

Application  Form No.  99-VULAPP-03  changes  Section 2, Owner, to include check boxes to further identify who the owner  is....Individual or Trust or Other...if
Other, then fill out W-9 form. Also includes boxes for social security number or EIN number. Also includes yes/no check boxes to answer if U.S. person, including resident alien. Changes Section 6 to include more detailed replacement info to comply with state adoptions of the replacement regulation. Changes Section 7 to read "1%" minimum allocation rater than "5%." Changes Section 10, Suitability and Acknowledgement, to bold and capitalize items A and B. Changes Section 15, Agreement/Authorization, to revise fraud statement to be usable in more states and deletes the W-9 certification and to include more detailed agent replacement language. Also include language in this section that an authorized representative may also receive a copy of the authorization. Form 99-VULAPP-03 is used in the following states: (use of this form effective 5/1/01)

         Iowa
         Colorado
         Hawaii
         Louisiana
         Mississippi
         Nebraska
         Virginia

Application Form No. 99-VULAPP-AZ Changes Section 13, Statement of Health, Item e.) to delete "or tested positive for antibodies to the AIDS virus (HIV)" from the AIDS question. Form 99-VULAPP-AZ language is used in the following state:

         Arizona

Application Form No. 99-VULAPP-CA changes Section 13, Statement of Health, item e.) to delete "or tested positive for anitbodies to the AIDS virus (HIV)" from the AIDS question. Changes item f.) of this same section to read: "Ever requested or received short or long-term disability payments because of an injury or sickness?" Form 99-VULAPP-CA is used in the following state:

         California

Application Form No. 99-VULAPP-CT changes Section 13, Statement of Health, item e.) to add "AIDS-related conditions" and to delete "tested positive for antibodies to AIDS (HIV)" from the AIDS question. Form 99-VULAPP-CT is used in the following state:

         Connecticut

Application Form No. 99-VULAPP-FL changes Section 2, Owner, to add a Secondary Addressee line name and address line. Also changes Section 3, Plan of Insurance, to delete the "Extended" policy guarantee option. Also changes Section 13, Statement of Health, it item e.) to delete "or treated" from the AIDS question. Also changes the fraud statement in Section 15a. to read: "Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree."; adds "printed name of agent" and "agent license no" line by the "Signature of Agent" line. Form 99-VULAPP-FL language is used in the following state:

         Florida  (not approved as of 2/21/00)

Application Form No. 99-VULAPP-GA changes Section 13, Statement of Health, item e.) to delete "an immune deficiency disorder" from the AIDS question. In Section 15, Agreement/Authorization in the fraud warning so it reads "may be quilty" of insurance fraud. Form 2000-VULAPP-GA language is used in the following state.

         Georgia

Application Form No. 99-VULAPP-KS changes the Temporary Insurance Agreement, item B, to delete items 3 & 4 and move these into their own Section entitled Eligibility Questions for Temporary Insurance. Also in the Temporary Insurance Agreement section, item D, delete number 5 which is: "60 days after the date of the application" when talking about when the temporary coverage ends. Changes the Agreement/Authorization section to add "if eligible" to the 3rd sentence, such that it reads: "Except as stated in the Temporary Insurance Agreement, if eligible, no insurance will take effect..." changes the Receipt on the Important Notice to Applicants page (form 99-661VUL-KS) the following sentence: "No Agent of CUNA Mutual Life Insurance Company is authorized to accept money if either of the Eligibility Questions for Temporary Insurance (See Section 14 of the application) are answered yes or left blank. Form No. 99-VULAPP-KS is used in the following state:

         Kansas

Application Form No. 99-VULAPP-03MD changes are the same as 99-VULAPP-03 as listed above, plus changes Section 3, Plan of Insurance, to delete "Extended" as an option of the Policy Guarantee. Changes Section 12, For All Persons Proposed for Insurance, in item e.) to delete "similar sports" and replace it with "mountain climbing", such that this question reads: "Engaged in the last 3 years or plan to engage in: flights as a pilot, ballooning, hand gliding, sky/scuba diving, vehicle racing, or mountain climbing?" Changes Section 13 item d.) to word it a little differently and is: "Ever used cocaine, sedatives, stimulants, heroin, hallucinogens or narcotic drugs except as prescribed by a physician?" In the same section, changes item e.) to delete "deficiency" and "AIDS, ARC" and "or tested positive for antibodies to the AIDS virus (HIV)". from the AIDS question Changes Section 15, Agreement/Authorization" to delete "In states where written consent is required from the last sentence of paragraph 1. Application Form No. 99-VULAPP-03MD is used in the following state: (Use of this form is effective 5/1/01)

         Maryland

Application Form No. 99-VULAPP-ME changes Section 13, Statement of Health, to asterick items a8) and c) and add footnote "*Except for HIV". Before item e.), add the following in caps and bold: "ANSWER THE FOLLOWING QUESTION "NO" IF YOU HAVE TESTED POSITIVE FOR HIV AND HAVE NOT DEVELOPED SYMPTOMS OF THE DISEASE AIDS. In item e.), delete "an immune deficiency disorder" and "tested positive for antibodies to the AIDS virus (HIV)" from the AIDS question. In Section 15, Agreement/Authorization, the 4th paragraph is added and reads: "I agree this authorization if valid for 30 months, a copy is as valid as the original, and I or my authorized representative can receive a copy upon request. For purposes of collecting information in connection with a claim for benefits, this authorization is valid for the duration of the claim. I can revoke this authorization by written request within 10 days of receipt by the Company. I understand that failure to sign, or revocation of, this authorization may impair the Company's ability to evaluate claims or process applications and may be a basis for denying this application or a claim for benefits. This Important Notice to Applicants for Insurance has been received by me. Application Form No. 99-VULAPP-ME is used in the following state:

         Maine

Application Form No. 99-VULAPP-MI changes Section 13, Statement of Health, item e.) to delete "an immune deficiency disorder" and `ARC" and "or tested positive for antibodies to the AIDS Virus (HIV)" from the AIDS question. Application Form No. 99-VULAPP-MI is used in the following state:

         Michigan

Application Form No. 99-VULAPP-MN: changes Section 12, For All Persons Proposed for Insurance, item e.) to add "organized" and replaces "similar sports" with "mountain climbing" such that this item now reads: "Engaged in the last three years or plan to engage in: flights as a pilot, ballooning, hand gliding, sky/scuba diving, organized vehicle racing, or mountain climbing" In Section 13, Statement of Health, before the questions add the paragraph: "The applicant does not have to disclose an HIV (AIDS virus) test which was administered: (1) to a criminal offender or crime victim as a result of a crime that was reported to the police; (2) to a patient who received the services of emergency medical services personnel at a hospital or medical care facility; (3) to emergency medical personnel who were tested as a result of performing emergency medical services. Refer to the Authorization Section for a definition of "Emergency Medical Personnel"." Also item d.) of this section, delete "cocaine, sedatives..." such that this question reads: "Ever used illegal drugs within the past five years?" In Section 15, Agreement/Authorization, change the fraud warning to read: "Any person who submits an application or files a claim with intent to defraud or helps commit a fraud against an insurer is guilty of a crime." Also adds a paragraph that contains language listing all the exclusions for release of info about HIV. Changes the amount of months the Authorization is valid from 30 to 26. Moves the W-9 certification language from above the signature lines to below them and the adds another signature line below it. Application Form 99-VULAPP-MN is used in the following state:

         Minnesota

Application Form No. 99-VULAPP-MO: Changes Section 12, For All Persons Proposed for Insurance, item c.) delete "denied" such that this question reads: "ever had life or disability income insurance rated or otherwise modified?" Changes
Section 13, Statement of Health, to delete question a8 and make it its own question, new b that reads "Had or been treated by a physician for any disorder of the blood, blood vessels, lymph glands or anemia?" then renumber remaining items. In the AIDS question, delete "ever" in the lead in of: "ever been diagnosed..." and also add "within the past 10 years" In Section 14, Temporary Insurance Agreement, item B1 add: "and we can show that s/he intended suicide at the time of this Agreement" when stating that no coverage would take effect under the TIA if the insured commits suicide. Application Form 99-VULAPP-MO is used in the following state:

         Missouri

Application Form No. 99-VULAPP-NC: Changes Section 13, Statement of Health, item e.) to delete "an immune deficiency disorder" and to delete AIDS virus and replace it with Human Immunodeficiency Virus (HIV) and to asterick (ARC)* to add the footnote: "*ARC (AIDS-Related Complex) is a condition with signs and symptoms which may include generalized Lymphadenopathy (swollen lymph nodes), loss of appetite, weight loss, fever, oral thrush, skin rashes, unexplained infections, dementia, depression, or other psychoneurotic disorders with no known cause." Application form 99-VULAPP-NC is used in the following state:

         North Carolina

Application Form No. 99-VULAPP-ND: Changes Section 10, Suitability and Acknowledgement, to revise item f, telephone/fax authorization, to require applicant to check if they want their representative to have this authorization (instead of having this be automatic if they do not check anything). Changes
Section 13, Statement of Health, item e.) to delete "tested positive to antibodies to the AIDS virus (HIV)?" from the AIDS questions. Changes Section 13, Statement of Health, item e) to delete "tested positive to antibodies to the AIDS virus (HIV)?" from the AIDS question. Changes Section 15,
Agreement/Authorization to revise the fraud warning so that it reads: "Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud, which is a crime. Application form 99-VULAPP-ND is used in the following state:

         North Dakota

Application Form No. 99-VULAPP-NM: Changes Section 15, Agreement/Authorization, to add additional sentences to the 4th paragraph that read: "For purposes of
collecting   information  in  connection   with  a  claim  for  benefits,   this
authorization is valid for the duration of the claim. I can revoke this authorization by written request within 10 days of receipt by the Company, but understand that doing so may result in this application being denied. Add language to the Important Notice to Applicants for Insurance (form 99-661VUL-NM), 3 paragraphs of language pertaining to collection of info about abuse. Form 99-VULAPP-NM is used in the following state:

         New Mexico

Application Form No. 99-VULAPP-OR: Changes Section 13, Statement of Health, to limit several of the questions (or portions of questions) to "within the last ten years". Changes Section 15, Agreement/Authorization to delete the fraud warning in its entirety. Form 99-VULAPP-OR is used in the following state:

         Oregon

Application Form No. 99-VULAPP-SC: Changes Section 6 to add the word "Annuity" as part of the title of the section such that it now reads: `Total Life Insurance or Annuity Coverage" Changes Section 10, Suitability and Acknowledgement, to bold and cap items A and B. Changes Section 13, Statement of Health, item e) to delete "sexually transmitted disease" from the AIDS question. Adds a new item, f), that reads "Ever been diagnosed or treated by a member of the medical profession for a venereal disease including gonorrhea, syphilis, genital herpes or venereal warts?", then renumber remaining items. Changes the Temporary Insurance Agreement, item B, to delete items 3 & 4 and move these into their Section entitled Eligibility Questions for Temporary Insurance. Changes the Agreement/Authorization section to add "if eligible" to the 3rd sentence, such that it reads: "Except as stated in the Temporary Insurance Agreement, if eligible, no insurance will take effect. Also in this section, move the Agent replacement questions down so it appears after the signature lines. Changes the Receipt on the Important Notice to Applicants page (form 99-661VUL-SC) to add the following sentence: "No Agent of CUNA Mutual Life Insurance Company is authorized to accept money if either of the Eligibility Questions for Temporary Insurance (See Section 14 of the application) are answered yes or left blank. Form No. 99-VULAPP-SC is used in the following state:

         South Carolina

Application Form No. 99-VULAPP-03TX changes are the same as 99-VULAPP-03 as listed above, plus changes Section 3, Plan of Insurance, to remove "Extended" from the policy guarantee options. Changes Section 15, Agreement/Authorization, to delete the Fraud statement in its entirety. Application Form 99-VULAPP-03TX will be used in the following state:

         Texas

Application Form No. 99-VULAPP-VT Changes Section 13, Statement of Health, in a8, to have this question read: "Disorder of the white blood cells or platelets, anemia, hemophilia or lymph glands". Also changes item e) to delete "by a member of the medical profession" and adds "by a person licensed as a medical physician" and deletes "tested positive" and "immune deficiency syndrome". In
Section 15, Agreement/Authorization, add to 3rd paragraph "except for information concerning previously administered tests for the HIV antibody, T-cell counts, AIDS or ARC" and "Information obtained in connection with my application will not be released to non-affiliated companies (except for reinsurers), nor to any entities not under specific contract to perform underwriting services, unless required by law, or as I authorize." when giving authorization in giving info to the Company. Also changes how long the authorization is valid for from 30 months to 24. Application Form 99-VULAPP-VT will be used in the following state:

         Vermont

Application Form No. 99-VULAPP-WA Changes Section 13, Statement of Health, item b.) to delete the word "advised" and replace it with "received medical advice" such that this question now reads: "ever been treated or received medical advice to seek treatment for the use of alcohol or drugs? Section 15, Agreement/Authorization, to add just before the signature lines: "Proposed
Insured: To the best of your knowledge, will coverage applied for replace any existing policy?" and Yes/No check boxes. Changes the Important Notice to Applicants for Insurance (form 99-661VUL-WA) to add the following to the
Receipt: "This payment is received for _______(with a line to enter the Brief Policy Description) with the benefit amount of__________(with a line to enter amount)" Application Form 99-VULAPP-WA is used in the following state:

         Washington

Application Form No. 99-VULAPP-WI Changes Section 13, Statement of Health, item c.) to delete "consulted with a physician" such that this question now reads:
"Currently, or within the last five years, received treatment for any disease, injury, or mental disorder not listed in a. or b. above?" Also changes e) to delete "an immune deficiency disorder" and "tested positive for antibodies to the AIDS virus (HIV)" in the AIDS question. Changes Section 15, Agreement/Authorization in the 4th paragraph to add the language "for purposes of collecting information in connection with a claim for benefits, this Authorization is valid for the duration of the claim." Application Form 99-VULAPP-WI is used in the following state:

         Wisconsin

Application Form No. 99-VULAPP-WV Changes Section 13, Statement of Health, in item e) to delete "an immune deficiency disorder" from the AIDS question. Also changes the Agreement/Authorization Section in the first paragraph to delete "in states where written request is required, my agreement in writing is required for entries made by the Company in Section 9 as to age, plan, riders, amount, or rate class. Application Form 99-VULAPP-WV is used in the following state:

         West Virginia

                                  Exhibit 5.x.
                           Amendment to VUL Contract.

CUNA MUTUAL LIFE INSURANCE COMPANY
A Mutual Insurance Company
2000 Heritage Way, Waverly, Iowa 50677
Phone:  800/798-5500

                               AMENDMENT TO POLICY

SECTION 2.1 What are the most commonly used terms and what do they mean?

THE DEFINITION OF INITIAL REQUIRED  PREMIUM IS DELETED.  IT IS REPLACED WITH THE
FOLLOWING:

         initial required premium - the amount required on or prior to the policy issue date. The initial required premium is shown on the data page.

CUNA Mutual Life Insurance Company
   A Mutual Insurance Company

Michael B. Kitchen
   President

2000-VULAMEND

                                  Exhibit 9.f.

                             Participation Agreement
                                as of May 1, 2000
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                       CUNA Mutual Life Insurance Company

                                    CONTENTS

       Section    Subject Matter

         1.       Parties and Purpose
         2.       Representations and Warranties
         3.       Purchase and Redemption of Trust Portfolio Shares
         4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports
         5.       Voting
         6.       Sales Material, Information and Trademarks
         7.       Indemnification
         8.       Notices
         9.       Termination
         10.      Miscellaneous

       Schedules to this Agreement

         A.       The Company
         B.       Accounts of the Company
         C. Available Portfolios and Classes of Shares of the Trust; Investment Advisers
         D.       Contracts of the Company
         E.       Other Portfolios Available under the Contracts
         F.       Rule 12b-1 Plans of the Trust
         G.       Addresses for Notices
         H.       Shared Funding Order


1.       Parties and Purpose

         This agreement (the "Agreement") is between certain portfolios, specified below and in Schedule C, of Franklin Templeton Variable Insurance Products Trust, an open-end management investment company organized as a business trust under Massachusetts law (the "Trust"), Franklin Templeton Distributors, Inc., a California corporation which is the principal underwriter for the Trust (the "Underwriter," and together with the Trust, "we" or "us") and the insurance company identified on Schedule a ("you"), on your own behalf and on behalf of each segregated asset account maintained by you that is listed on Schedule B, as that schedule may be amended from time to time ("Account" or "Accounts").

         The purpose of this Agreement is to entitle you, on behalf of the Accounts, to purchase the shares, and classes of shares, of portfolios of the Trust ("Portfolios") that are identified on Schedule C, solely for the purpose of funding benefits of your variable life insurance policies or variable annuity contracts ("Contracts") that are identified on Schedule D. This Agreement does not authorize any other purchases or redemptions of shares of the Trust.

2.       Representations and Warranties

         2.1      Representations and Warranties by You

         You represent and warrant that:

                  2.1.1 You are an insurance company duly organized and in good standing under the laws of your state of incorporation.

                  2.1.2 All of your directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than $5 million. Such bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event that such coverage no longer applies.

                  2.1.3 Each Account is a duly organized, validly existing segregated asset account under applicable insurance law and interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Internal Revenue Code of 1986, as amended ("Code") and the regulations thereunder. You will use your best efforts to continue to meet such definitional requirements, and will notify us immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

                  2.1.4 Each Account either: (i) has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"); or (ii) has not been so registered in proper reliance upon an exemption from registration under Section 3(c) of the 1940 Act; if the Account is exempt from registration as an investment company under Section 3(c) of the 1940 Act, you will use your best efforts to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.5 The Contracts or interests in the Accounts: (i) are or, prior to any issuance or sale will be, registered as securities under the Securities Act of 1933, as amended (the "1933 Act"); or (ii) are not registered because they are properly exempt from registration under Section 3(a)(2) of the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under Section 4(2) or Regulation D of the 1933 Act, in which case you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.6 The Contracts: (i) will be sold by broker-dealers, or their registered representatives, who are registered with the Securities and Exchange Commission ("SEC") under the Securities and Exchange Act of 1934, as amended (the "1934 Act") and who are members in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); (ii) will be issued and sold in compliance in all material respects with all applicable federal and state laws; and (iii) will be sold in compliance in all material respects with state insurance suitability requirements and NASD suitability guidelines.

                  2.1.7 The Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and you will use your best efforts to maintain such treatment; you will notify us immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

                  2.1.8 The fees and charges deducted under each Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by you.

                  2.1.9 You will use shares of the Trust only for the purpose of funding benefits of the Contracts through the Accounts.

                  2.1.10 Contracts will not be sold outside of the United
States.

                  2.1.11 With respect to any Accounts which are exempt from registration under the 1940 Act in reliance on 3(c)(1) or Section 3(c)(7) thereof:

                           2.1.11.1 the principal  underwriter  for each such
                                    Account and any subaccounts thereof is a registered broker-dealer with the SEC under the 1934 Act;

                           2.1.11.2 the shares of the Portfolios of the Trust
                                    are and will continue to be the only
                                    investment securities held by the
                                    corresponding subaccounts; and

                           2.1.11.3 with regard to each Portfolio, you, on
                                    behalf of the corresponding subaccount,will:

                                    (a) vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

                                    (b) refrain  from  substituting shares of
                                    another  security for such shares unless the
                                    SEC   has   approved   such substitution  in
                                    the manner provided in Section 26 of the 1940 Act.

         2.2      Representations and Warranties by the Trust

         The Trust represents and warrants that:

                  2.2.1 It is duly organized and in good standing under the laws of the State of Massachusetts.

                  2.2.2 All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

                  2.2.3 It is registered as an open-end management investment company under the 1940 Act.

                  2.2.4 Each class of shares of the Portfolios of the Trust is registered under the 1933 Act.

                  2.2.5 It will amend its registration statement under the 1933 and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

                  2.2.6 It will comply, in all material respects, with the 1933 and 1940 Acts and the rules and regulations thereunder.

                  2.2.7 It is currently qualified as a "regulated investment company" under Subchapter M of the Code, it will make every effort to maintain such qualification, and will notify you immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

                  2.2.8 The Trust will use its best efforts to comply with the requirements for variable annuity, endowment or life insurance set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5. Upon having a reasonable basis for believing any Portfolio has ceased to comply and will not be able to comply within the grace period afforded by Regulation 1.817-5, the Trust will notify you immediately and will take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

                  2.2.9 It currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a plan ("Plan") adopted under rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future. To the extent that any Class of the Trust finances its distribution expenses pursuant to a Plan adopted under rule 12b-1, the Trust undertakes to comply with any then current SEC interpretations concerning rule 12b-1 or any successor provisions.

         2.3      Representations and Warranties by the Underwriter

         The Underwriter represents and warrants that:

                  2.3.1 It is registered as a broker dealer with the SEC under the 1934 Act, and is a member in good standing of the NASD.

                  2.3.2 Each investment adviser listed on Schedule C (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law.

         2.4      Warranty and Agreement by Both You and Us

         We received an order from the SEC dated November 16, 1993 (file no. 812-8546), which was amended by a notice and an order we received on September 17, 1999 and October 13, 1999, respectively (file no. 812-11698) (collectively, the "Shared Funding Order," attached to this Agreement as Schedule H). The Shared Funding Order grants exemptions from certain provisions of the 1940 Act and the regulations thereunder to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and qualified pension and retirement plans outside the separate account context. You and we both warrant and agree that both you and we will comply with the "Applicants' Conditions" prescribed in the Shared Funding Order as though such conditions were set forth verbatim in this Agreement, including, without limitation, the provisions regarding potential conflicts of interest between the separate accounts which invest in the Trust and regarding contract owner voting privileges. In order for the Trust's Board of Trustees to perform its duty to monitor for conflicts of interest, you agree to inform us of the occurrence of any of the events specified in condition 2 of the Shared Funding Order to the extent that such event may or does result in a material conflict of interest as defined in that order.

3.       Purchase and Redemption of Trust Portfolio Shares

         3.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity. You agree to cooperate with us to assist us in implementing the Trust's restrictions on purchase and redemption activity that follows a market timing pattern.

         3.2 We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

          3.3 You agree that all net amounts available under the Contracts shall be invested in the Trust or in your general account. Net amounts available under the Contracts may also be invested in an investment company other than the Trust if: (i) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of the Portfolios; or (ii) you give us forty-five (45) days written notice of your intention to make such other investment company available as a funding vehicle for the Contracts; or (iii) such other investment company is available as a funding vehicle for the Contracts at the date of this Agreement and you so inform us prior to our signing this Agreement (a list of such investment companies appears on Schedule E to this Agreement); or (iv) we consent in writing to the use of such other investment company.

         3.4 You shall be the designee for us for receipt of purchase orders and requests for redemption resulting from investment in and payments under the Contracts ("Instructions"). The Business Day on which such Instructions are received in proper form by you and time stamped by the close of trading will be the date as of which Portfolio shares shall be deemed purchased, exchanged, or redeemed as a result of such Instructions. Instructions received in proper form by you and time stamped after the close of trading on any given Business Day shall be treated as if received on the next following Business Day. You warrant that all orders, Instructions and confirmations received by you which will be transmitted to us for processing on a Business Day will have been received and time stamped prior to the Close of Trading on that Business Day. Instructions we receive after 9 a.m. Eastern Time shall be processed on the next Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus.

         3.5 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis as soon as reasonably practical after the calculation is completed (normally by 6:30 p.m. Eastern time).

         3.6 You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account no later than the close of business on the next Business Day after we receive the purchase order. Payment shall be made in federal funds transmitted by wire to the Trust or to its designated custodian.

         3.7 We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. We shall make payment for such shares in the manner we establish from time to time, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. Payments for the purchase or redemption of shares by you may be netted against one another on any Business Day for the purpose of determining the amount of any wire transfer on that Business Day.

         3.8 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

         3.9 We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports

         4.1 We shall pay no fee or other compensation to you under this Agreement except as provided on [redacted], if attached.

         4.2 We shall prepare and be responsible for filing with the SEC, and any state regulators requiring such filing, all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. We shall bear the costs of preparation and filing of the documents listed in the preceding sentence, registration and qualification of the Trust's shares of the Portfolios.

         4.3 We shall use reasonable efforts to provide you, on a timely basis, with such information about the Trust, the Portfolios and each Adviser, in such form as you may reasonably require, as you shall reasonably request in connection with the preparation of disclosure documents and annual and semi-annual reports pertaining to the Contracts.

         4.4 At your request, we shall provide you with camera ready copy, in a form suitable for printing, of a copy of portions of the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios. We shall delete information relating to series of the Trust other than the Portfolios to the extent practicable. We shall provide you with a copy of the Trust's current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate. You shall bear the costs of furnishing these documents (including printing and mailing) to Contract owners or others.

          4.5 We shall provide you, at our expense, with copies of any Trust-sponsored proxy materials in such quantity as you shall reasonably require for distribution to Contract owners who are invested in a designated subaccount. You shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions) to Contract owners.

         4.6 You assume sole responsibility for ensuring that the Trust's prospectuses, shareholder reports and communications, and proxy materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

5.       Voting

         5.1 All Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in the Shared Funding Order.

         5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law.

         5.3 So long as, and to the extent that, the SEC interprets the 1940 Act to require pass-through voting privileges for Contract owners, you shall provide pass-through voting privileges to Contract owners whose Contract values are invested, through the Accounts, in shares of one or more Portfolios of the Trust. We shall require all Participating Insurance Companies to calculate voting privileges in the same manner and you shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by us. With respect to each Account, you will vote shares of each Portfolio of the Trust held by an Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares held by that Account for which voting instructions are received. You and your agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contracts without our prior written consent, which consent may be withheld in our sole discretion.

6.       Sales Material, Information and Trademarks

         6.1 For purposes of this Section 6, "Sales literature or other Promotional material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic communication or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

          6.2 You shall furnish, or cause to be furnished to us or our designee, at least one complete copy of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "Disclosure Documents"), as well as any report, solicitation for voting instructions, Sales literature or other Promotional materials, and all amendments to any of the above that relate to the Contracts or the Accounts prior to its first use. You shall furnish, or shall cause to be furnished, to us or our designee each piece of Sales literature or other Promotional material in which the Trust or an Adviser is named, at least fifteen
(15) Business Days prior to its proposed use. No such material shall be used unless we or our designee approve such material and its proposed use.

          6.3 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales literature or other Promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

          6.4 We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales literature or other Promotional materials, except as required by legal process or regulatory authorities or with your written permission.

         6.5 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

7.       Indemnification

         7.1      Indemnification By You

                  7.1.1 You agree to indemnify and hold harmless the Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this Section 7) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with your written consent, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of shares of the Trust or the Contracts and

                           7.1.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Disclosure Document for the Contracts or in the Contracts themselves or in sales literature generated or approved by you on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Section 7), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to you by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.1.1.2 arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined below in Section 7.2) or wrongful conduct of you or persons under your control, with respect to the sale or acquisition of the Contracts or Trust shares; or

                           7.1.1.3 arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined below in Section 7.2 or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of you; or

                           7.1.1.4 arise out of or result from any failure by you to provide the services or furnish the materials required under the terms of this Agreement;

                           7.1.1.5 arise out of or result from any material breach of any representation and/or warranty made by you in this Agreement or arise out of or result from any other material breach of this Agreement by you; or

                           7.1.1.6 arise out of or result from a Contract failing to be considered a life insurance policy or an annuity Contract, whichever is appropriate, under applicable provisions of the Code thereby depriving the Trust of its compliance with Section 817(h) of the Code.

                  7.1.2 You shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable. You shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify you of any such claim shall not relieve you from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, you shall be entitled to participate, at your own expense, in the defense of such action. Unless the Indemnified Party releases you from any further obligations under this Section 7.1, you also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from you to such party of the your election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and you will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.1.3 The Indemnified Parties will promptly notify you of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

         7.2      Indemnification By The Underwriter

                  7.2.1 The Underwriter agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the shares of the Trust or the Contracts and:

                           7.2.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission of such alleged statement or omission was made in reliance upon and in conformity with information furnished to us by or on behalf of you for use in the Registration Statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.2.1.2 arise out of or as a result of statements or representations (other than statements or representations contained in the Disclosure Documents or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

                           7.2.1.3 arise out of any untrue statement or alleged untrue statement of a material fact contained in a Disclosure Document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to you by or on behalf of the Trust; or

                           7.2.1.4 arise as a result of any failure by us to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified above in Section 2.2.7 and the diversification requirements specified above in Section 2.2.8; or

                           7.2.1.5 arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 7.2.2 and 7.2.3 hereof.

                  7.2.2 The Underwriter shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you or the Accounts, whichever is applicable.

                  7.2.3 The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Underwriter from any further obligations under this Section 7.2, the Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.2.4 You agree promptly to notify the Underwriter of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with the issuance or sale of the Contracts or the operation of each Account.

         7.3      Indemnification By The Trust

                  7.3.1 The Trust agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 7.3.2 and 7.3.3 hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

                  7.3.2 The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you, the Trust, the Underwriter or each Account, whichever is applicable.

                  7.3.3 The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Trust from any further obligations under this Section 7.3, the Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.3.4 You agree promptly to notify the Trust of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of the Account, or the sale or acquisition of shares of the Trust.

8.       Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth in Schedule G below or at such other address as such party may from time to time specify in writing to the other party.

9.       Termination

         9.1 This Agreement may be terminated by any party in its entirety or with respect to one, some or all Portfolios for any reason by sixty (60) days advance written notice delivered to the other parties. This Agreement shall terminate immediately in the event of its assignment by any party without the prior written approval of the other parties, or as otherwise required by law.
9.2 This Agreement may be terminated immediately by us upon written notice to you if:

                  9.2.1 you notify the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered Accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered Contracts; or

                  9.2.2 either one or both of the Trust or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that you have suffered a material adverse change in your business, operations, financial condition or prospects since the date of this Agreement or are the subject of material adverse publicity; or

                  9.2.3  you  give us the  written  notice  specified  above  in
         Section 3.3 and at the same time you give us such notice there was no notice of termination outstanding under any other provision of this Agreement; provided, however, that any termination under this Section
         9.2.3 shall be effective forty-five (45) days after the notice specified in Section 3.3 was given.

         9.3 If this Agreement is terminated for any reason, except as required by the Shared Funding Order or pursuant to Section 9.2.1, above, we shall, at your option, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to all of the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement. If this Agreement is terminated as required by the Shared Funding Order, its provisions shall govern.

         9.4 The provisions of Sections 2 (Representations and Warranties) and 7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 9.3, except that we shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

         9.5 You shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to your assets held in the Account) except:
(i) as necessary to implement Contract owner initiated or approved transactions;
(ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, you shall promptly furnish to us the opinion of your counsel (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, you shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving us ninety (90) days notice of your intention to do so.

10.      Miscellaneous

         10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this Agreement or otherwise affect their construction or effect.

         10.2 This Agreement may be executed simultaneously in two or more counterparts, all of which taken together shall constitute one and the same instrument.

         10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         10.4 This Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of California. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder, to any orders of the SEC on behalf of the Trust granting it exemptive relief, and to the conditions of such orders. We shall promptly forward copies of any such orders to you.

         10.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

         10.6 The parties to this Agreement agree that the assets and liabilities of each Portfolio of the Trust are separate and distinct from the assets and liabilities of each other Portfolio. No Portfolio shall be liable or shall be charged for any debt, obligation or liability of any other Portfolio.

         10.7 Each party to this Agreement shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         10.8 Each party to this Agreement shall treat as confidential all information reasonably identified as confidential in writing by any other party to this Agreement, and, except as permitted by this Agreement or as required by legal process or regulatory authorities, shall not disclose, disseminate, or use such names and addresses and other confidential information until such time as they may come into the public domain, without the express written consent of the affected party to this Agreement. Without limiting the foregoing, no party to this Agreement shall disclose any information that such party has been advised is proprietary, except such information that such party is required to disclose by any appropriate governmental authority (including, without limitation, the SEC, the NASD, and state securities and insurance regulators).

         10.9 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

         10.10 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect, except as provided above in
Section 3.3.

         10.11 Neither this Agreement nor any rights or obligations created by it may be assigned by any party without the prior written approval of the other parties.

         10.12 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

         IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement.

 The Company:               CUNA Mutual Life Insurance Company



                                    By:      /s/Michael S. Daubs
                                       Name:    Michael S. Daubs
                                       Title:   Chief Investment Officer

 The Trust:                 Franklin Templeton Variable Insurance Products Trust

 Only on behalf of each
 Portfolio listed on
  Schedule C hereof.

                                    By:      /s/Karen L. Skidmore
                                       Name:    Karen L. Skidmore
                                       Title:   Assistant Vice President

 The Underwriter:           Franklin Templeton Distributors, Inc.

                                    By:      /s/Philip J. Kearns
                                       Name:    Philip J. Kearns
                                       Title:   Vice President

                                   Schedule A
                                   The Company

CUNA Mutual Life Insurance Company
5910 Mineral Point Road
Madison, WI 53701-0391
A life insurance company organized under Iowa law.

                                   Schedule B
                             Accounts of the Company

1.  Name:                        CUNA Mutual Life Variable Annuity Account
    Date Established:            12-14-1993
    SEC Registration Number:     811- 08260

2.  Name:                        CUNA Mutual Life Group Variable Annuity Account
    Date Established:            08-16-1983
    SEC Registration Number:     N/A

3.  Name:                        CUNA Mutual Life Variable Account
    Date Established:            08-16-1983
    SEC Registration Number:     811- 03915

                                   Schedule C

  Available Portfolios and Classes of Shares of the Trust; Investment Advisers


Franklin Templeton Variable Insurance Products Trust          Investment Adviser

Templeton Developing Markets Securities Fund     Templeton Asset Management Ltd.

                                   Schedule D
                            Contracts of the Company

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      Contract 1                      Contract 2                       Contract 3
--------------------------- ------------------------------- -------------------------------- -------------------------------

  Contract/Product Name     Members Variable Annuity        CU Pension Saver Group Annuity   MEMBERS Variable Universal
                                                                                             Life

                                                            UltraSaver Group Annuity

                                                            CU UltraSaver Group Annuity
--------------------------- ------------------------------- -------------------------------- -------------------------------
Registered (Y/N)                         Yes                              No                              Yes
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     033-73738                       N/A                              033-19718
--------------------------- ------------------------------- -------------------------------- -------------------------------
Representative Form         1676                            01-GA-2-0390                     190D
Numbers
--------------------------- ------------------------------- -------------------------------- -------------------------------
Separate Account            CUNA Mutual Life Variable       CUNA Mutual Life Group           CUNA Mutual Life Variable
Name/Date Established       Annuity Account (December 14,   Variable Annuity Account         Account (August 16, 1983)
                            1993)                           (August 16, 1983)
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     811-08260                       N/A                              811-03915
--------------------------- ------------------------------- -------------------------------- -------------------------------
Portfolios and Classes      Templeton Developing Markets    Templeton Developing Markets     Templeton Developing Markets
                            Securities Fund Class 2         Securities Fund Class 2          Securities Fund Class 2
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                Schedule D cont.
                            Contracts of the Company

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      Contract 4                      Contract 5                       Contract 6
--------------------------- ------------------------------- -------------------------------- -------------------------------
  Contract/Product Name     MEMBERS Variable Universal
                            Life
--------------------------- ------------------------------- -------------------------------- -------------------------------
Registered (Y/N)            Yes
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     033-81499
--------------------------- ------------------------------- -------------------------------- -------------------------------
Representative Form         99-VUL

Numbers
--------------------------- ------------------------------- -------------------------------- -------------------------------
Separate Account            CUNA Mutual Life Variable
Name/Date Established       Account (August 16, 1983)
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     811-03915
--------------------------- ------------------------------- -------------------------------- -------------------------------
Portfolios and Classes      Templeton Developing Markets
                            Securities Fund Class 2
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                   Schedule E
                 Other Portfolios Available under the Contracts

1.       Investment Company:        CIMCO Ultra Series Fund

         Portfolios:                Money Market Fund
                                    Bond Fund
                                    Balanced Fund
                                    Growth & Income Stock Fund
                                    Capital Appreciation Stock Fund

2.       Investment Company:        MFS Variable Insurance Trust

         Portfolios:                World Governments Fund
                                    Emerging Growth Fund

3.       Investment Company:        T. Rowe Price International Series, Inc.

         Portfolio:                 International Stock Fund

4.       Investment Company:        Oppenheimer Variable Account Funds

         Portfolio:                 High Income Fund

                                   Schedule F
redacted

                                   Schedule G
                              Addresses for Notices

  To the Company:      CUNA Mutual Life Insurance Company
                       5910 Mineral Point Road
                       Madison, WI 53701-0391
                       Attention: Associate General Counsel

  To the Trust:        Franklin Templeton Variable Insurance Products Trust
                       777 Mariners Island Boulevard
                       San Mateo, California 94404
                       Attention:  Karen L. Skidmore, Assistant Vice President

  To the Underwriter:  Franklin Templeton Distributors, Inc.
                       777 Mariners Island Boulevard
                       San Mateo, California  94404
                       Attention:  Philip J. Kearns, Vice President

                                   Schedule H
                              Shared Funding Order
                 Templeton Variable Products Series Fund, et al.
                               File No. 812-11698
                       SECURITIES AND EXCHANGE COMMISSION

                                                         Release No. IC-24018
                                                          1999 SEC LEXIS 1887

                               September 17, 1999

ACTION:  Notice of  application  for an amended  order of exemption  pursuant to
Section 6(c) of the Investment Company Act of 1940 (the "1940 Act") from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder.

TEXT:  Summary of  Application:  Templeton  Variable  Products  Series Fund (the
"Templeton Trust"), Franklin Templeton Variable Insurance Products Trust (formerly Franklin Valuemark Funds) (the "VIP Trust," and together with the Templeton Trust, the "Funds"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") seek an amended order of the Commission to (1) add as parties to that order the VIP Trust and any Future Funds and (2) permit shares of the Funds and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

   Applicants: Templeton Variable Products Series Fund, Franklin Templeton Variable Insurance Products Trust, Templeton Funds Annuity Company or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor (collectively, the "Applicants").

   Filing Date: The application was filed on July 14, 1999, and amended and restated on September 17, 1999.

   Hearing or Notification of Hearing: An order granting the application will be issued unless the Commission orders a hearing. Interested persons may request a hearing by writing to the Secretary of the Commission and serving Applicants with a copy of the request, personally or by mail. Hearing requests should be received by the Commission by 5:30 p.m., on October 12, 1999, and should be accompanied by proof of service on the Applicants in the form of an affidavit or, for lawyers, a certificate of service. Hearing requests should state the nature of the writer's interest, the reason for the request, and the issues contested. Persons who wish to be notified of a hearing may request notification by writing to the Secretary of the Commission.

   Addresses: Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609.

   Applicants: Templeton Variable Products Series Fund and Franklin Templeton Variable Insurance Products Trust, 777 Mariners Island Boulevard, San Mateo, California 94404, Attn: Karen L. Skidmore, Esq.

   For Further Information Contact: Kevin P. McEnery, Senior Counsel, or Susan
M. Olson, Branch Chief, Office of Insurance Products, Division of Investment Management, at (202) 942-0670.

   Supplementary Information: The following is a summary of the application. The complete application is available for a fee from the SEC's Public Reference Branch, 450 Fifth Street, N.W., Washington, D.C. 20549-0102 (tel. (202) 942-8090).

   Applicants' Representations:

   1. Each of the Funds is registered under the 1940 Act as an open-end management investment company and was organized as a Massachusetts business trust. The Templeton Trust currently consists of eight separate series, and the VIP Trust consists of twenty-five separate series. Each Fund's Declaration of Trust permits the Trustees to create additional series of shares at any time. The Funds currently serve as the underlying investment medium for variable annuity contracts and variable life insurance policies issued by various insurance companies. The Funds have entered into investment management agreements with certain investment managers ("Investment Managers") directly or indirectly owned by Franklin Resources, Inc. ("Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries.

   2. TFAC is an indirect, wholly owned subsidiary of Resources. TFAC is the sole insurance company in the Franklin Templeton organization, and specializes in the writing of variable annuity contracts. The Templeton Trust has entered into a Fund Administration Agreement with Franklin Templeton Services, Inc. ("FT Services"), which replaced TFAC in 1998 as administrator, and FT Services subcontracts certain services to TFAC. FT Services also serves as administrator to all series of the VIP Trust. TFAC and FT Services provide certain administrative facilities and services for the VIP and Templeton Trusts.

   3. On November 16, 1993, the Commission issued an order granting exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (Investment Company Act Release No. 19879, File No. 812-8546) (the "Original Order"). Applicants incorporate by reference into the application the Application for the Original Order and each amendment thereto, the Notice of Application for the Original Order, and the Original Order, to the extent necessary, to supplement the representations made in the application in support of the requested relief. Applicants represent that all of the facts asserted in the Application for the Original Order and any amendments thereto remain true and accurate in all material respects to the extent that such facts are relevant to any relief on which Applicants continue to rely. The Original Order allows the Templeton Trust to offer its shares to insurance companies as the investment vehicle for their separate accounts supporting variable annuity contracts and variable life insurance contracts (collectively, the "Variable Contracts"). Applicants state that the Original Order does not (i) include the VIP Trust or Future Funds as parties, nor (ii) expressly address the sale of shares of the Funds or any Future Funds to qualified pension and retirement plans outside the separate account context including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(b), 408(k), 414(d), 457(b), 501(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, contract, account or annuity that is determined to be within the scope of Treasury Regulation 1.817.5(f)(3)(iii) ("Qualified Plans").

   4. Separate accounts owning shares of the Funds and their insurance company depositors are referred to in the application as "Participating Separate Accounts" and "Participating Insurance Companies," respectively. The use of a common management investment company as the underlying investment medium for both variable annuity and variable life insurance separate accounts of a single insurance company (or of two or more affiliated insurance companies) is referred to as "mixed funding." The use of a common management investment company as the underlying investment medium for variable annuity and/or variable life insurance separate accounts of unaffiliated insurance companies is referred to as "shared funding."

   Applicants' Legal Analysis:

   1. Applicants  request that the Commission issue an amended order pursuant to
Section 6(c) of the 1940 Act, adding the VIP Trust and Future Funds to the Original Order and exempting scheduled premium variable life insurance separate accounts and flexible premium variable life insurance separate accounts of Participating Insurance Companies (and, to the extent necessary, any principal underwriter and depositor of such an account) and the Applicants from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and
6e-3(T)(b)(15) (and any comparable rule) thereunder, respectively, to the extent necessary to permit shares of the Funds and any Future Funds to be sold to and held by Qualified Plans. Applicants submit that the exemptions requested are appropriate in the public interest, consistent with the protection of investors, and consistent with the purposes fairly intended by the policy and provisions of the 1940 Act.

   2. The Original Order does not include the VIP Trust or Future Funds as parties nor expressly address the sale of shares of the Funds or any Future Funds to Qualified Plans. Applicants propose that the VIP Trust and Future Funds be added as parties to the Original Order and the Funds and any Future Funds be permitted to offer and sell their shares to Qualified Plans.

   3. Section 6(c) of the 1940 Act provides, in part, that the Commission, by order upon application, may conditionally or unconditionally exempt any person, security or transaction, or any class or classes of persons, securities or transactions from any provisions of the 1940 Act or the rules or regulations thereunder, if and to the extent that such exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

   4. In connection with the funding of scheduled premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a unit investment trust ("UIT"), Rule 6e-2(b)(15) provides partial exemptions from various provisions of the 1940 Act, including the following: (1)
Section 9(a), which makes it unlawful for certain individuals to act in the capacity of employee, officer, or director for a UIT, by limiting the application of the eligibility restrictions in Section 9(a) to affiliated persons directly participating in the management of a registered management investment company; and (2) Sections 13(a), 15(a) and 15(b) of the 1940 Act to the extent that those sections might be deemed to require "pass-through" voting with respect to an underlying fund's shares, by allowing an insurance company to disregard the voting instructions of contractowners in certain circumstances.

   5. These exemptions are available, however, only where the management investment company underlying the separate account (the "underlying fund") offers its shares "exclusively to variable life insurance separate accounts of the life insurer, or of any affiliated life insurance company." Therefore, Rule 6e-2 does not permit either mixed funding or shared funding because the relief granted by Rule 6e-2(b)(15) is not available with respect to a scheduled premium variable life insurance separate account that owns shares of an underlying fund that also offers its shares to a variable annuity or a flexible premium variable life insurance separate account of the same company or of any affiliated life insurance company. Rule 6e-2(b)(15) also does not permit the sale of shares of the underlying fund to Qualified Plans.

   6. In connection with flexible premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a UIT, Rule 6e-3(T)(b)(15) also provides partial exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act. These exemptions, however, are available only where the separate account's underlying fund offers its shares "exclusively to separate accounts of the life insurer, or of any affiliated life insurance company, offering either scheduled contracts or flexible contracts, or both; or which also offer their shares to variable annuity separate accounts of the life insurer or of an affiliated life insurance company." Therefore, Rule 6e-3(T) permits mixed funding but does not permit shared funding and also does not permit the sale of shares of the underlying fund to Qualified Plans. As noted above, the Original Order granted the Templeton Trust exemptive relief to permit mixed and shared funding, but did not expressly address the sale of its shares to Qualified Plans.

   7. Applicants note that if the Funds were to sell their shares only to Qualified Plans, exemptive relief under Rule 6e-2 and Rule 6e-3(T) would not be necessary. Applicants state that the relief provided for under Rule 6e-2(b)(15) and Rule 6e-3(T)(b)(15) does not relate to qualified pension and retirement plans or to a registered investment company's ability to sell its shares to such plans.

   8. Applicants state that changes in the federal tax law have created the opportunity for each of the Funds to increase its asset base through the sale of its shares to Qualified Plans. Applicants state that Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the assets underlying Variable Contracts. Treasury Regulations generally require that, to meet the diversification requirements, all of the beneficial interests in the underlying investment company must be held by the segregated asset accounts of one or more life insurance companies. Notwithstanding this, Applicants note that the Treasury Regulations also contain an exception to this requirement that permits trustees of a Qualified Plan to hold shares of an investment company, the shares of which are also held by insurance company segregated asset accounts, without adversely affecting the status of the investment company as an adequately diversified underlying investment of Variable Contracts issued through such segregated asset accounts (Treas. Reg. 1.817-5(f)(3)(iii)).

   9. Applicants state that the promulgation of Rules 6e-2(b)(15) and 6e-3(T)(b)(15) under the 1940 Act preceded the issuance of these Treasury
Regulations. Thus, Applicants assert that the sale of shares of the same investment company to both separate accounts and Qualified Plans was not
contemplated   at  the  time  of  the   adoption   of  Rules   6e-2(b)(15)   and
6e-3(T)(b)(15).

   10. Section 9(a) provides that it is unlawful for any company to serve as investment adviser or principal underwriter of any registered open-end investment company if an affiliated person of that company is subject to a disqualification enumerated in Section 9(a)(1) or (2). Rules 6e-2(b)(15) and 6e-3(T)(b)(15) provide exemptions from Section 9(a) under certain circumstances, subject to the limitations on mixed and shared funding. These exemptions limit the application of the eligibility restrictions to affiliated individuals or companies that directly participate in the management of the underlying portfolio investment company.

   11. Applicants state that the relief granted in Rule 6e-2(b)(15) and 6e-3(T)(b)(15) from the requirements of Section 9 limits, in effect, the amount of monitoring of an insurer's personnel that would otherwise be necessary to ensure compliance with Section 9 to that which is appropriate in light of the policy and purposes of Section 9. Applicants submit that those Rules recognize that it is not necessary for the protection of investors or the purposes fairly intended by the policy and provisions of the 1940 Act to apply the provisions of
Section 9(a) to the many individuals involved in an insurance company complex, most of whom typically will have no involvement in matters pertaining to investment companies funding the separate accounts.

   12. Applicants to the Original Order previously requested and received relief from Section 9(a) and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) to the extent necessary to permit mixed and shared funding. Applicants maintain that the relief previously granted from Section 9(a) will in no way be affected by the proposed sale of shares of the Funds to Qualified Plans. Those individuals who participate in the management or administration of the Funds will remain the same regardless of which Qualified Plans use such Funds. Applicants maintain that more broadly applying the requirements of Section 9(a) because of investment by Qualified Plans would not serve any regulatory purpose. Moreover, Qualified Plans, unlike separate accounts, are not themselves investment companies and therefore are not subject to Section 9 of the 1940 Act.

   13. Applicants state that Rules 6e-2(b)(15)(iii) and 6e-3(T)(b)(15)(iii) provide exemptions from the pass-through voting requirement with respect to several significant matters, assuming the limitations on mixed and shared funding are observed. Rules 6e-2(b)(15)(iii)(A) and 6e-3(T)(b)(15)(iii)(A) provide that the insurance company may disregard the voting instructions of its contractowners with respect to the investments of an underlying fund or any contract between a fund and its investment adviser, when required to do so by an insurance regulatory authority (subject to the provisions of paragraphs
(b)(5)(i) and (b)(7)(ii)(A) of the Rules). Rules 6e-2(b)(15)(iii)(B) and 6e-3(T)(b)(15)(iii)(A)(2) provide that the insurance company may disregard contractowners' voting instructions if the contractowners initiate any change in such company's investment policies, principal underwriter, or any investment adviser (provided that disregarding such voting instructions is reasonable and subject to the other provisions of paragraphs (b)(5)(ii) and (b)(7)(ii)(B) and
(C) of the Rules).

   14. Applicants assert that Qualified Plans, which are not registered as investment companies under the 1940 Act, have no requirement to pass-through the voting rights to plan participants. Applicants state that applicable law expressly reserves voting rights to certain specified persons. Under Section 403(a) of the Employment Retirement Income Security Act ("ERISA"), shares of a fund sold to a Qualified Plan must be held by the trustees of the Qualified
Plan. Section 403(a) also provides that the trustee(s) must have exclusive authority and discretion to manage and control the Qualified Plan with two exceptions: (1) when the Qualified Plan expressly provides that the trustee(s) are subject to the direction of a named fiduciary who is not a trustee, in which case the trustees are subject to proper directions made in accordance with the terms of the Qualified Plan and not contrary to ERISA; and (2) when the authority to manage, acquire or dispose of assets of the Qualified Plan is delegated to one or more investment managers pursuant to Section 402(c)(3) of ERISA. Unless one of the two above exceptions stated in Section 403(a) applies, Qualified Plan trustees have the exclusive authority and responsibility for voting proxies. Where a named fiduciary to a Qualified Plan appoints an investment manager, the investment manager has the responsibility to vote the shares held unless the right to vote such shares is reserved to the trustees or the named fiduciary. Where a Qualified Plan does not provide participants with the right to give voting instructions, Applicants do not see any potential for material irreconcilable conflicts of interest between or among variable contract holders and Qualified Plan investors with respect to voting of the respective Fund's shares. Accordingly, Applicants state that, unlike the case with insurance company separate accounts, the issue of the resolution of material irreconcilable conflicts with respect to voting is not present with respect to such Qualified Plans since the Qualified Plans are not entitled to pass-through voting privileges.

   15. Even if a Qualified Plan were to hold a controlling interest in one of the Funds, Applicants believe that such control would not disadvantage other investors in such Fund to any greater extent than is the case when any institutional shareholder holds a majority of the voting securities of any open-end management investment company. In this regard, Applicants submit that investment in a Fund by a Qualified Plan will not create any of the voting complications occasioned by mixed funding or shared funding. Unlike mixed or shared funding, Qualified Plan investor voting rights cannot be frustrated by veto rights of insurers or state regulators.

   16. Applicants state that some of the Qualified Plans, however, may provide for the trustee(s), an investment adviser (or advisers), or another named fiduciary to exercise voting rights in accordance with instructions from participants. Where a Qualified Plan provides participants with the right to give voting instructions, Applicants see no reason to believe that participants in Qualified Plans generally or those in a particular Qualified Plan, either as a single group or in combination with participants in other Qualified Plans, would vote in a manner that would disadvantage Variable Contract holders. In sum, Applicants maintain that the purchase of shares of the Funds by Qualified Plans that provide voting rights does not present any complications not otherwise occasioned by mixed or shared funding.

   17. Applicants do not believe that the sale of the shares of the Funds to Qualified Plans will increase the potential for material irreconcilable conflicts of interest between or among different types of investors. In particular, Applicants see very little potential for such conflicts beyond that which would otherwise exist between variable annuity and variable life insurance contractowners.

   18. As noted above, Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable contracts held in an underlying mutual fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance, as applicable, for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified.

   19. Treasury Department Regulations issued under Section 817(h) provide that, in order to meet the statutory diversification requirements, all of the beneficial interests in the investment company must be held by the segregated asset accounts of one or more insurance companies. However, the Regulations contain certain exceptions to this requirement, one of which allows shares in an underlying mutual fund to be held by the trustees of a qualified pension or retirement plan without adversely affecting the ability of shares in the underlying fund also to be held by separate accounts of insurance companies in connection with their variable contracts (Treas. Reg. 1.817-5(f)(3)(iii)). Thus, Applicants believe that the Treasury Regulations specifically permit "qualified pension or retirement plans" and separate accounts to invest in the same underlying fund. For this reason, Applicants have concluded that neither the Code nor the Treasury Regulations or revenue rulings thereunder presents any inherent conflict of interest.

   20. Applicants note that while there are differences in the manner in which distributions from Variable Contracts and Qualified Plans are taxed, these differences will have no impact on the Funds. When distributions are to be made, and a Separate Account or Qualified Plan is unable to net purchase payments to make the distributions, the Separate Account and Qualified Plan will redeem shares of the Funds at their respective net asset value in conformity with Rule 22c-1 under the 1940 Act (without the imposition of any sales charge) to provide proceeds to meet distribution needs. A Qualified Plan will make distributions in accordance with the terms of the Qualified Plan.

   21. Applicants maintain that it is possible to provide an equitable means of giving voting rights to Participating Separate Account contractowners and to Qualified Plans. In connection with any meeting of shareholders, the Funds will inform each shareholder, including each Participating Insurance Company and Qualified Plan, of information necessary for the meeting, including their respective share of ownership in the relevant Fund. Each Participating Insurance Company will then solicit voting instructions in accordance with Rules 6e-2 and 6e-3(T), as applicable, and its participation agreement with the relevant Fund. Shares held by Qualified Plans will be voted in accordance with applicable law. The voting rights provided to Qualified Plans with respect to shares of the Funds would be no different from the voting rights that are provided to Qualified Plans with respect to shares of funds sold to the general public.

   22. Applicants have concluded that even if there should arise issues with respect to a state insurance commissioner's veto powers over investment objectives where the interests of contractowners and the interests of Qualified Plans are in conflict, the issues can be almost immediately resolved since the trustees of (or participants in) the Qualified Plans can, on their own, redeem the shares out of the Funds. Applicants note that state insurance commissioners have been given the veto power in recognition of the fact that insurance companies usually cannot simply redeem their separate accounts out of one fund and invest in another. Generally, time-consuming, complex transactions must be undertaken to accomplish such redemptions and transfers. Conversely, the trustees of Qualified Plans or the participants in participant-directed Qualified Plans can make the decision quickly and redeem their interest in the Funds and reinvest in another funding vehicle without the same regulatory impediments faced by separate accounts or, as is the case with most Qualified Plans, even hold cash pending suitable investment.

   23. Applicants also state that they do not see any greater potential for material irreconcilable conflicts arising between the interests of participants under Qualified Plans and contractowners of Participating Separate Accounts from possible future changes in the federal tax laws than that which already exist between variable annuity contractowners and variable life insurance contractowners.

   24. Applicants state that the sale of shares of the Funds to Qualified Plans in addition to separate accounts of Participating Insurance Companies will result in an increased amount of assets available for investment by the Funds. This may benefit variable contractowners by promoting economies of scale, by permitting increased safety of investments through greater diversification, and by making the addition of new portfolios more feasible.

   25. Applicants assert that, regardless of the type of shareholders in each Fund, each Fund's Investment Manager is or would be contractually and otherwise obligated to manage the Fund solely and exclusively in accordance with that Fund's investment objectives, policies and restrictions as well as any guidelines established by the Board of Trustees of such Fund (the "Board"). The Investment Manager works with a pool of money and (except in a few instances where this may be required in order to comply with state insurance laws) does not take into account the identity of the shareholders. Thus, each Fund will be managed in the same manner as any other mutual fund. Applicants therefore see no significant legal impediment to permitting the sale of shares of the Funds to Qualified Plans.

   26. Applicants state that the Commission has permitted the amendment of a substantially similar original order for the purpose of adding a party to the original order and has permitted open-end management investment companies to offer their shares directly to Qualified Plan in addition to separate accounts of affiliated or unaffiliated insurance companies which issue either or both variable annuity contracts or variable life insurance contracts. Applicants state that the amended order sought in the application is identical to precedent with respect to the conditions Applicants propose should be imposed on Qualified Plans in connection with investment in the Funds.

   Applicants' Conditions:

   If the requested amended order is granted, Applicants consent to the following conditions:

   1. A majority of the Board of each Fund shall consist of persons who are not "interested persons" thereof, as defined by Section 2(a)(19) of the 1940 Act, and the rules thereunder and as modified by any applicable orders of the Commission, except that if this condition is not met by reason of the death, disqualification or bona fide resignation of any Board Member or Members, then the operation of this condition shall be suspended: (a) for a period of 45 days if the vacancy or vacancies may be filled by the remaining Board Members; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the Commission may prescribe by order upon application.

   2. The Board will monitor their respective Fund for the existence of any material irreconcilable conflict among the interests of the Variable Contract owners of all Separate Accounts investing in the Funds and of the Qualified Plan participants investing in the Funds. The Board will determine what action, if any, shall be taken in response to such conflicts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Funds are being managed; (e) a difference in voting instructions given by variable annuity contract owners, variable life insurance contract owners, and trustees of Qualified Plans; (f) a decision by an insurer to disregard the voting instructions of Variable Contract owners; or (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of Qualified Plan participants.

   3. Participating Insurance Companies, the Investment Managers, and any Qualified Plan that executes a fund participation agreement upon becoming an owner of 10 percent or more of the assets of an Fund (a "Participating Qualified Plan"), will report any potential or existing conflicts of which it becomes aware to the Board of any relevant Fund. Participating Insurance Companies, the Investment Managers and the Participating Qualified Plans will be responsible for assisting the Board in carrying out its responsibilities under these conditions by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This responsibility includes, but is not limited to, an obligation by each Participating Insurance Company to inform the Board whenever voting instructions of Contract owners are disregarded and, if pass-through voting is applicable, an obligation by each Participating Qualified Plan to inform the Board whenever it has determined to disregard Qualified Plan participant voting instructions. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Insurance Companies investing in the Funds under their agreements governing participation in the Funds, and such agreements shall provide that these responsibilities will be carried out with a view only to the interests of the Variable Contract owners. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Qualified Plans under their agreements governing participation in the Funds, and such agreements will provide that their responsibilities will be carried out with a view only to the interests of Qualified Plan participants.

   4. If it is determined by a majority of the Board of a Fund, or by a majority of the disinterested Board Members, that a material irreconcilable conflict exists, the relevant Participating Insurance Companies and Participating Qualified Plans will, at their own expense and to the extent reasonably practicable as determined by a majority of the disinterested Board Members, take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include: (a) in the case of Participating Insurance Companies, withdrawing the assets allocable to some or all of the Separate Account s from the Fund or any portfolio thereof and reinvesting such assets in a different investment medium, including another portfolio of an Fund or another Fund, or submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity contract owners or variable life insurance contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; (b) in the case of Participating Qualified Plans, withdrawing the assets allocable to some or all of the Qualified Plans from the Fund and reinvesting such assets in a different investment medium; and (c) establishing a new registered management investment company or managed Separate Account. If a material irreconcilable conflict arises because of a decision by a Participating Insurance Company to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, then the insurer may be required, at the Fund's election, to withdraw the insurer's Separate Account investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. If a material irreconcilable conflict arises because of a Participating Qualified Plan's decision to disregard Qualified Plan participant voting instructions, if applicable, and that decision represents minority position or would preclude a majority vote, the Participating Qualified Plan may be required, at the Fund's election, to withdraw its investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take remedial action in the event of a determination by a Board of a material irreconcilable conflict and to bear the cost of such remedial action will be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds, and these responsibilities will be carried out with a view only to the interest of Variable Contract owners and Qualified Plan participants.

   5. For purposes of Condition 4, a majority of the disinterested Board Members of the applicable Board will determine whether or not any proposed action adequately remedies any material irreconcilable conflict, but in no event will the relevant Fund or the Investment Managers be required to establish a new funding medium for any Contract. No Participating Insurance Company shall be required by Condition 4 to establish a new funding medium for any Variable Contract if any offer to do so has been declined by vote of a majority of the Variable Contract owners materially and adversely affected by the material irreconcilable conflict. Further, no Participating Qualified Plan shall be required by Condition 4 to establish a new funding medium for any Participating Qualified Plan if (a) a majority of Qualified Plan participants materially and adversely affected by the irreconcilable material conflict vote to decline such offer, or (b) pursuant to governing Qualified Plan documents and applicable law, the Participating Qualified Plan makes such decision without a Qualified Plan participant vote.

   6. The determination of the Board of the existence of a material irreconcilable conflict and its implications will be made known in writing promptly to all Participating Insurance Companies and Participating Qualified Plans.

   7. Participating Insurance Companies will provide pass-through voting privileges to Variable Contract owners who invest in registered Separate Accounts so long as and to the extent that the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges for Variable Contract owners. As to Variable Contracts issued by unregistered Separate Accounts, pass-through voting privileges will be extended to participants to the extent granted by issuing insurance companies. Each Participating Insurance Company will also vote shares of the Funds held in its Separate Accounts for which no voting instructions from Contract owners are timely received, as well as shares of the Funds which the Participating Insurance Company itself owns, in the same proportion as those shares of the Funds for which voting instructions from contract owners are timely received. Participating Insurance Companies will be responsible for assuring that each of their registered Separate Accounts participating in the Funds calculates voting privileges in a manner consistent with other Participating Insurance Companies. The obligation to calculate voting privileges in a manner consistent with all other registered Separate Accounts investing in the Funds will be a contractual obligation of all Participating Insurance Companies under their agreements governing their participation in the Funds. Each Participating Qualified Plan will vote as required by applicable law and governing Qualified Plan documents.

   8. All reports of potential or existing conflicts received by the Board of a Fund and all action by such Board with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Qualified Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the meetings of such Board or other appropriate records, and such minutes or other records shall be made available to the Commission upon request.

   9. Each Fund will notify all Participating Insurance Companies that separate disclosure in their respective Separate Account prospectuses may be appropriate to advise accounts regarding the potential risks of mixed and shared funding. Each Fund shall disclose in its prospectus that (a) the Fund is intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies and for qualified pension and retirement plans; (b) due to differences of tax treatment and other considerations, the interests of various Contract owners participating in the Fund and/or the interests of Qualified Plans investing in the Fund may at some time be in conflict; and (c) the Board of such Fund will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.

   10. Each Fund will comply with all provisions of the 1940 Act requiring voting by shareholders (which, for these purposes, will be the persons having a voting interest in the shares of the Funds), and, in particular, the Funds will either provide for annual shareholder meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or comply with Section 16(c) of the 1940 Act, although the Funds are not the type of trust described in Section 16(c) of the 1940 Act, as well as with Section 16(a) of the 1940 Act and, if and when applicable, Section 16(b) of the 1940 Act. Further, each Fund will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of Board
Members and with whatever rules the Commission may promulgate with respect thereto.

   11. If and to the extent Rules 6e-2 or 6e-3(T) under the 1940 Act is amended, or proposed Rule 6e-3 under the 1940 Act is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder, with respect to mixed or shared funding on terms and conditions materially different from any exemptions granted in the order requested in the application, then the Funds and/or Participating Insurance Companies and Participating Qualified Plans, as appropriate, shall take such steps as may be necessary to comply with such Rules 6e-2 and 6e-3(T), as amended, or proposed Rule 6e-3, as adopted, to the extent that such Rules are applicable.

   12. The Participating Insurance Companies and Participating Qualified Plans and/or the Investment Managers, at least annually, will submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out obligations imposed upon it by the conditions contained in the application. Such reports, materials and data will be submitted more frequently if deemed appropriate by the Board. The obligations of the Participating Insurance Companies and Participating Qualified Plans to provide these reports, materials and data to the Board, when the Board so reasonably requests, shall be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds.

   13. If a Qualified Plan should ever become a holder of ten percent or more of the assets of a Fund, such Qualified Plan will execute a participation agreement with the Fund that includes the conditions set forth herein to the extent applicable. A Qualified Plan will execute an application containing an acknowledgment of this condition upon such Qualified Plan's initial purchase of the shares of any Fund.

   Conclusion:

   Applicants assert that, for the reasons summarized above, the requested exemptions are appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

   For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                 Templeton Variable Products Series Fund, et al.
                               File No. 812-11698
                       SECURITIES AND EXCHANGE COMMISSION

                                                         Release No. IC-24079
                                                          1999 SEC LEXIS 2177

                                October 13, 1999

ACTION:  Order Granting Exemptions

TEXT: Templeton Variable Products Series Fund ("Templeton Trust"), Franklin Templeton Variable Insurance Products Trust ("VIP Trust"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") filed an application on July 14, 1999, and an amendment on September 17, 1999 seeking an amended order of the Commission pursuant to
Section 6(c) of the Investment Company Act of 1940 ("1940 Act") exempting them from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15). The prior order (Rel. No. IC-19879) granted exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies. The proposed relief would amend the prior order to add as parties to that order the VIP Trust and any Future Funds and to permit shares of the Templeton Trust, the VIP Trust, and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

  A notice of the filing of the application was issued on September 17, 1999 (Rel. No. IC-24018). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing should be ordered. No request for a hearing has been filed, and the Commission has not ordered a hearing.

   The matter has been considered, and it is found that granting the requested exemptions is appropriate in the public interest and consistent with the protection of investors and the purposes intended by the policy and provisions of the 1940 Act.

   Accordingly,

   IT IS ORDERED, pursuant to Section 6(c) of the 1940 Act, that the requested exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, be, and hereby are, granted, effective forthwith.

   For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James C. Barbre, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/James C. Barbre
                                    James C. Barbre
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert W. Bream, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Robert W. Bream
                                    Robert W. Bream
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/James L. Bryan
                                    James L. Bryan
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Loretta M. Burd
                                    Loretta M. Burd
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Ralph B. Canterbury, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Ralph B. Canterbury
                                    Ralph B. Canterbury
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Rudolf J. Hanley, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Rudolf J. Hanley
                                    Rudolf J. Hanley
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Jerald R. Hinrichs
                                    Jerald R. Hinrichs
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Michael B. Kitchen, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Michael B. Kitchen
                                    Michael B. Kitchen
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Brian L. McDonnell, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Brian L. McDonnell
                                    Brian L. McDonnell
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, C. Alan Peppers, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/C. Alan Peppers
                                    C. Alan Peppers
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Omer K. Reed, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Omer K. Reed
                                    Omer K. Reed
                                    Director, CUNA Mutual Life Insurance Company

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                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Neil A. Springer
                                    Neil A. Springer
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Farouk D. G. Wang
                                    Farouk D. G. Wang
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                    /s/Larry T.  Wilson
                                    Larry T.  Wilson
                                    Director, CUNA Mutual Life Insurance Company


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                 [CUNA MUTUAL LIFE INSURANCE COMPANY LETTERHEAD]


                                   April 9, 2001

Board of Directors
CUNA Mutual Life Insurance Company
2000 Heritage Way
Waverly, IA 50677

                  RE:      CUNA MUTUAL LIFE INSURANCE COMPANY
                           CUNA MUTUAL LIFE VARIABLE ACCOUNT
                           FILE Nos.  333-81499/811-03915

Ladies and Gentlemen
         In my capacity as an AVP for CUNA Mutual Life Insurance Company (the "Company"), I have provided actuarial advice concerning and participated in the design of the variable life insurance policies (the "Policies"). I have also provided actuarial advice concerning the preparation of post-effective amendment number two to the Form S-6 registration statement for the Policies (File No. 333-81499) and CUNA Mutual Life Variable Account (the "Account") in connection with the registration of securities in the form of such Policies with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         It is my professional opinion that the illustrations of policy values, cash values, death benefits and accumulated premiums in Appendix A of the prospectus included in the registration statement for the Policies, based on the assumptions stated in the illustrations, are consistent with the provisions of the Policies. Further, the rate structure of the Policies has not been designed so as to make the relationship between premiums and benefits, as shown on the illustrations, appear correspondingly more favorable to prospective purchasers of the Policies ages 35 and 50 in the underwriting classes illustrated than to prospective purchasers of the Policies at other ages and underwriting classes.

         I hereby consent to the filing of this opinion as an exhibit to the Form S-6 registration statement and to the reference to my name in the prospectus under the caption "Actuarial Matters."

                                   Sincerely,

                                   /s/Scott Allen
                                   Scott Allen, FSA, MAAA
                                   AVP MEMBERS Enterprise
                                   CUNA Mutual Life Insurance Company


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